UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Alliance Data Systems Corporation

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ALLIANCE DATA SYSTEMS CORPORATION

17655 Waterview Parkway

Dallas, Texas 75252

(972) 348-5100

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2010

To the stockholders of Alliance Data Systems Corporation:

We will hold the 2010 annual meeting of our stockholders at the headquarters of our Epsilon® subsidiary, 4401 Regent Boulevard, Irving, Texas 75063, on Tuesday, June 8, 2010 at 10:00 a.m. (local time), for the following purposes:

(1)	the re-election of three class I directors;

(2)	the approval of the 2010 Omnibus Incentive Plan;

(3)	the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the company for 2010; and

(4)	the transaction of such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Stockholders of record as of April 9, 2010 are the only stockholders entitled to vote at the meeting and any adjournments or postponements thereof. You are cordially invited to attend the meeting, but whether or not you expect to attend in person, we urge you to grant your proxy to vote your shares by telephone or through the Internet by following the instructions included on the Notice of Internet Availability of Proxy Materials that you received, or if you received a paper copy of the proxy card, to mark, date, sign and return the proxy card in the envelope provided. You may still vote in person if you attend the meeting, even if you have given your proxy. Please note, however, that if a broker or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from that registered holder a proxy card issued in your name.

Pursuant to rules promulgated by the SEC, we are providing access to our proxy materials, including this proxy statement and our annual report on Form 10-K for the year ended December 31, 2009, over the Internet. As a result, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The notice contains instructions on how to access those proxy materials over the Internet, as well as instructions on how to request a paper copy of our proxy materials. All stockholders who do not receive a notice will receive a paper copy of our proxy materials by mail. We believe that this new process will reduce the environmental impact and lower the costs of printing and distributing our proxy materials.

By Order of the Board of Directors

Alan M. Utay

Corporate Secretary

April 20, 2010

Dallas, Texas

ALLIANCE DATA SYSTEMS CORPORATION

17655 Waterview Parkway

Dallas, Texas 75252

PROXY STATEMENT

2010 Annual Meeting of Stockholders

To be Held on June 8, 2010

The board of directors of Alliance Data Systems Corporation is soliciting your proxy to vote at the 2010 annual meeting of stockholders to be held on June 8, 2010 at 10:00 a.m. (local time) and any adjournments or postponements of that meeting. The meeting will be held at the headquarters of our Epsilon subsidiary, 4401 Regent Boulevard, Irving, Texas 75063.

The Notice of Internet Availability of Proxy Materials or this proxy statement and the accompanying proxy card, notice of meeting and annual report on Form 10-K for the year ended December 31, 2009 were first mailed on or about April 20, 2010 to all stockholders of record as of April 9, 2010. Our only voting securities are shares of our common stock, of which there were 54,588,486 shares outstanding as of April 9, 2010. We will have a list of stockholders available for inspection for at least ten days prior to the annual meeting at our principal executive offices at 17655 Waterview Parkway, Dallas, Texas 75252 and at the annual meeting.

Questions and Answers about the Proxy Process

Why did I receive a Notice of Internet Availability of Proxy Materials this year instead of a paper copy of the proxy materials?

This year, like the prior two years and pursuant to rules first promulgated by the SEC in 2007, we are providing access to our proxy materials over the Internet. As a result, we are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The notice contains instructions on how to access our proxy materials over the Internet, as well as instructions on how to request a paper copy of our proxy materials by mail.

Why didn’t I receive a Notice of Internet Availability of Proxy Materials?

We are providing those of our stockholders that have previously requested a paper copy of our proxy materials with paper copies of our proxy materials instead of a Notice of Internet Availability of Proxy Materials.

How can I access the proxy materials over the Internet?

Your Notice of Internet Availability of Proxy Materials or proxy card will contain instructions on how to view our proxy materials for the annual meeting on the Internet. Our proxy materials are also available on our company website at http://www.alliancedata.com.

What is the purpose of holding this meeting?

We are holding the 2010 annual meeting of stockholders to re-elect three class I directors, to approve our 2010 Omnibus Incentive Plan and to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2010. The director nominees, all of whom are currently serving as our class I directors, have been recommended by our nominating/corporate governance committee to our board of directors;

and our board of directors has nominated the three nominees and recommends that our stockholders re-elect them as class I directors. The board of directors also recommends that our stockholders approve our 2010 Omnibus Incentive Plan and ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2010. If any other matters requiring a stockholder vote properly come before the meeting, those stockholders present at the meeting and the proxies who have been appointed by our stockholders will vote as they think appropriate.

How does the proxy process and stockholder voting operate?

The proxy process is the means by which corporate stockholders can exercise their rights to vote for the re-election of directors and other strategic corporate proposals. The notice of meeting and this proxy statement provide notice of a scheduled stockholder meeting, describe the directors presented for re-election, describe the principal terms of the 2010 Omnibus Incentive Plan, include information regarding the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2010 and include other information required to be disclosed to stockholders. Stockholders may vote by telephone or through the Internet, or by returning a proxy card, without having to attend the stockholder meeting in person.

By executing a proxy, you authorize Charles L. Horn and Laura Santillan, and each of them, to act as your proxies to vote your shares in the manner that you specify. The proxy voting mechanism is vitally important to us. In order for us to obtain the necessary stockholder approval of proposals, a “quorum” of stockholders (a majority of the issued and outstanding shares of common stock as of the record date entitled to vote) must be represented at the meeting in person or by proxy. Because few stockholders can spend the time or money to attend stockholder meetings in person, voting by proxy is necessary to obtain a quorum and complete the stockholder vote. It is important that you attend the meeting in person or grant a proxy to vote your shares to assure a quorum is present so corporate business can be transacted. If a quorum is not present, we must postpone the meeting and solicit additional proxies; this is an expensive and time-consuming process that is not in the best interest of our company or its stockholders.

Why did I receive these materials?

All of our stockholders as of the close of business on April 9, 2010, the record date, are entitled to vote at our 2010 annual meeting. We are required by law to distribute the Notice of Internet Availability of Proxy Materials or a full set of proxy materials to all of our stockholders as of the record date.

What does it mean if I receive more than one set of materials?

This means your ownership of shares is registered under different names. For example, you may own some shares directly as a “registered holder” and other shares through a broker in “street name,” or you may own shares through more than one broker. In these situations you may receive multiple sets of proxy materials. It is necessary for you either to attend in person (please note, however, that if a broker or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from that registered holder a proxy card issued in your name), to vote your shares by telephone or through the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or to return a signed, dated and marked proxy card if you received a paper copy of the proxy card. If you vote by mail, make sure you return each proxy card in the return envelope that accompanied that proxy card.

If I own my shares through a broker, how is my vote recorded?

Brokers typically own shares of common stock for many stockholders who are referred to as “beneficial owners.” In this situation the “registered holder” on our stock register is the broker or its nominee. This often is referred to as holding shares in “street name.” The beneficial owners do not appear in our stockholder register. Therefore, for shares held in street name, distributing the proxy materials and tabulating votes are both two-step processes. Brokers inform us how many of their clients are beneficial owners and we provide the broker with the appropriate number and type of proxy materials. Each broker then forwards the appropriate proxy materials to its clients who are beneficial owners to obtain their votes. When you receive proxy materials from your broker, instructions will be included to submit your voting instructions to your broker. Shortly before the meeting, each broker totals the votes and submits a proxy reflecting the aggregate votes of the beneficial owners for whom it holds shares.

How do I vote?

You may attend the annual meeting and vote your shares in person. Please note, however, that if a broker or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from that registered holder a proxy card issued in your name.

You may also grant your proxy to vote by telephone or through the Internet by following the instructions included on the Notice of Internet Availability of Proxy Materials, or by returning a signed, dated and marked proxy card if you received a paper copy of the proxy card. To grant your proxy to vote by mail, sign and date each proxy card you receive, indicating your voting preference on each proposal, and return each proxy card in the prepaid envelope that accompanied that proxy card. If you return a signed and dated proxy card but you do not indicate your voting preference, your shares, except for those shares you own in the ADS Stock Fund portion of the Alliance Data Systems 401(k) and Retirement Savings Plan, will be voted in favor of the three class I director nominees, the approval of the 2010 Omnibus Incentive Plan and the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2010, all in accordance with the recommendation of our board of directors. If you are a registered holder or hold your shares in street name, votes submitted by Internet or telephone must be received by 11:59 p.m. eastern daylight time on June 7, 2010. For shares you own in the ADS Stock Fund portion of the Alliance Data Systems 401(k) and Retirement Savings Plan, your proxy card or voting instructions must be received by June 3, 2010. For all other shares that you own, your voting instructions must be received in time for the annual meeting. All outstanding shares of common stock for which you have provided instructions that are received by the applicable deadline will be voted.

Does my vote matter?

Yes. Corporations are required to obtain stockholder approval for the election of directors, for the approval of equity compensation plans such as the 2010 Omnibus Incentive Plan and certain other important matters. Stockholder participation is not a mere formality. Each share of our common stock held on the record date is entitled to one vote, and every share voted has the same weight. It is also important that you vote to assure that a quorum is present so corporate business can be transacted.

What constitutes a quorum?

Unless a quorum is present at the annual meeting, no action may be taken at the meeting except the adjournment thereof until a later time. The presence at the annual meeting, in person or by proxy, of stockholders holding a majority of our issued and outstanding shares of common stock as of the record date will constitute a quorum for the transaction of business at the 2010 annual meeting. Shares that are represented at the annual meeting but abstain from voting on any or all matters and “broker non-votes” (shares held by brokers or nominees for which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote) will be counted as shares present and entitled to vote in determining whether a quorum is present at the annual meeting. If you own shares in the ADS Stock Fund portion of the Alliance Data Systems 401(k) and Retirement Savings Plan, your shares will not be represented at the meeting for quorum purposes and the trustee cannot vote those shares if you do not provide a proxy with explicit directions to the trustee. The inspector of election appointed for the annual meeting will determine the number of shares of our common stock present at the meeting, determine the validity of proxies and ballots, determine whether a quorum is present, and count all votes and ballots.

What percentage of votes is required to re-elect directors, to approve the 2010 Omnibus Incentive Plan and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the company for 2010?

If a quorum is present, directors are elected by a plurality of all of the votes cast, in person or by proxy. This means that the three nominees will be re-elected if they receive more affirmative votes than any other nominee for the same position. Votes marked “For” a nominee will be counted in favor of that nominee. Votes “Withheld” from a nominee have no effect on the vote since a plurality of the votes cast at the annual meeting is required for the re-election of each nominee. Stockholders may not abstain from voting with respect to the re-election of directors. Stockholders may not cumulate their votes with respect to the re-election of directors.

If a quorum is present and a majority of the shares represented, in person or by proxy, and entitled to vote are in favor of Proposal Two, the 2010 Omnibus Incentive Plan will be approved, provided that, pursuant to the rules of the New York Stock Exchange, the total votes cast on Proposal Two represent over 50% of all outstanding common stock entitled to vote on such proposal. Votes marked “For” Proposal Two will be counted in favor of approval of the 2010 Omnibus Incentive Plan. For purposes of the vote on Proposal Two, “abstentions” and “broker non-votes” will not be counted as votes cast “For” or “Against” the proposal and thus will have no effect on the outcome of the approval of the 2010 Omnibus Incentive Plan.

If a quorum is present and a majority of the shares represented, in person or by proxy, and entitled to vote are in favor of Proposal Three, the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2010 will be ratified. Votes marked “For” Proposal Three will be counted in favor of ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2010. An “Abstention” with respect to Proposal Three will not be voted on that item, although it will be counted for purposes of determining the number of shares represented and entitled to vote. Accordingly, an “Abstention” will have the same effect as a vote “Against” Proposal Three.

What is the effect of not voting?

The effect of not voting depends on how you own your shares. If you own shares as a registered holder, rather than through a broker, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement. Assuming a quorum is present, your unvoted shares will not affect whether a proposal is approved or rejected. If you own shares through a broker and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum. As described in the answer to the following question, if you do not provide your broker with voting instructions, your broker may or may not vote your shares, depending upon the proposal. If you own shares in the ADS Stock Fund portion of the Alliance Data Systems 401(k) and Retirement Savings Plan, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirements, or affect whether a proposal is approved or rejected.

If I do not vote, will my broker vote for me?

If you own your shares through a broker and you do not vote, your broker may vote your shares in its discretion on some “routine matters.” However, with respect to other proposals, your broker may not vote your shares for you. With respect to these proposals, the aggregate number of unvoted shares is reported as broker non-votes. Broker non-vote shares are counted toward the quorum requirement. Proposal One and Two set forth in this proxy statement are not considered to be routine matters and brokers will not be permitted to vote unvoted shares on these two proposals. Proposal Three set forth in this proxy statement is a routine matter on which brokers will be permitted to vote unvoted shares.

Is my vote confidential?

It is our policy that all stockholder meeting proxies, ballots and voting records that identify the particular vote of a stockholder are confidential. The vote of any stockholder will not be revealed to anyone other than an inspector of election or a non-employee tabulator of votes, except: (1) as necessary to meet applicable legal and stock exchange listing requirements; (2) to assert claims for or defend claims against us; (3) to allow the inspector of election to certify the results of the stockholder vote; (4) in the event of a contested proxy solicitation; or (5) if a stockholder has requested that their vote be disclosed.

Can I revoke my proxy and change my vote?

You have the right to revoke your proxy at any time prior to the time your shares are voted. If you are a registered holder, your proxy can be revoked in several ways: (1) by timely delivery of a written revocation delivered to Alan M. Utay, Corporate Secretary, Alliance Data Systems Corporation, 17655 Waterview Parkway, Dallas, Texas 75252; (2) by submitting another valid proxy bearing a later date; or (3) by attending the meeting in person and giving the inspector of election notice that you intend to vote your shares in person. However, if your shares are held in street name by a broker, you must contact your broker in order to revoke your proxy.

Will any other business be transacted at the meeting? If so, how will my proxy be voted?

We do not know of any business to be transacted at the 2010 annual meeting other than the re-election of directors, the approval of the 2010 Omnibus Incentive Plan and the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2010, as described in this proxy statement. The period specified in our bylaws for submitting proposals to be considered at the meeting has passed and no proposals were submitted. However, should any other matters properly come before the meeting, and any adjournments and postponements thereof, shares with respect to which voting authority has been granted to the proxies will be voted by the proxies in accordance with their judgment.

Who counts the votes?

If you are a registered holder, your vote, as provided by mail, telephone or through the Internet, will be returned or delivered directly to Broadridge Investor Communication Services for tabulation. As noted above, if you hold your shares through a broker or trustee, your broker or trustee returns one proxy to Broadridge on behalf of its clients. Votes will be counted and certified by the inspector of election.

Will you use a soliciting firm to receive votes?

We have retained The Altman Group to assist in soliciting proxies for a base retainer of $6,500, plus costs and additional fees associated with telephone solicitation, if necessary. We use Broadridge Investor Communication Services and their agents, as well as brokers to distribute all the proxy materials to our stockholders. We will pay them a fee and reimburse any expenses they incur in making the distribution. Our directors, officers and employees may solicit proxies in person, by mail, telephone, facsimile transmission or electronically. No additional compensation will be paid to such directors, officers and employees for soliciting proxies. We will bear the entire cost of solicitation of proxies.

What is the deadline for submitting proposals to be considered for inclusion in the proxy statement for our 2011 annual meeting?

If any of our stockholders intends to present a proposal for consideration at the 2011 annual meeting, excluding the nomination of directors, and desires to have such proposal included in the proxy statement and form of proxy distributed by the board of directors with respect to such meeting, such proposal must be in writing and received by us not later than December 21, 2010. Proposals may be submitted by eligible stockholders and must comply with our bylaws and the relevant regulations of the SEC regarding stockholder proposals.

If any of our stockholders intends to present a proposal for consideration at the 2011 annual meeting, excluding the nomination of directors, without inclusion in the proxy statement and form of proxy, such proposal must be in writing and received by us no sooner than November 21, 2010 and no later than December 21, 2010.

Any such proposal must comply with our bylaws. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority with respect to proxies.

Stockholders who wish to have their nominees for election to the board of directors considered by our nominating/corporate governance committee must comply with the nomination requirements set forth in our bylaws and any applicable rules and regulations of the SEC. Such nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to our Corporate Secretary not less than 14 days nor more than 50 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 21 days notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed above, to our Corporate Secretary not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders. Such nominations will not be included in the proxy statement and form of proxy distributed by the board of directors.

A copy of our bylaws is available from our Corporate Secretary upon written request. Requests or proposals should be directed to Alan M. Utay, Corporate Secretary, Alliance Data Systems Corporation, 17655 Waterview Parkway, Dallas, Texas 75252 (or, after October 1, 2010, to Alan M. Utay, Corporate Secretary, Alliance Data Systems Corporation, 7500 Dallas Parkway, Suite 700, Plano, Texas 75024).

How can I request a full set of proxy materials?

You may request a full set of our proxy materials, including our annual report on Form 10-K for the year ended December 31, 2009, for one year following the annual meeting of stockholders. If a broker or other nominee holds your shares of record, you may request a full set of our proxy materials by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you received. If you are a registered holder or if you own shares through the ADS Stock Fund portion of the Alliance Data Systems 401(k) and Retirement Savings Plan, you may request a full set of our proxy materials by following the instructions contained in the Notice of Internet Availability that you received or by written request directed to Alan M. Utay, Corporate Secretary, Alliance Data Systems Corporation, 17655 Waterview Parkway, Dallas, Texas 75252 (or, after October 1, 2010, to Alan M. Utay, Corporate Secretary, Alliance Data Systems Corporation, 7500 Dallas Parkway, Suite 700, Plano, Texas 75024).

DIRECTORS, EXECUTIVE OFFICERS AND OTHER KEY EMPLOYEES

The following table sets forth the name, age and positions of each of our directors, nominees for director, executive officers, business unit presidents and certain other key employees as of April 9, 2010:

Name	Age	Positions
Bruce K. Anderson	70	Director

Robert P. Armiak	48	Senior Vice President and Treasurer

Roger H. Ballou	58	Director

Lawrence M. Benveniste, Ph.D.	59	Director

D. Keith Cobb	69	Director

E. Linn Draper, Jr., Ph.D.	68	Director

Edward J. Heffernan	47	Director, President and Chief Executive Officer

Charles L. Horn	49	Executive Vice President and Chief Financial Officer

Kenneth R. Jensen	66	Director

Bryan J. Kennedy	41	Executive Vice President and President, Epsilon

Robert A. Minicucci	57	Director; Non-Executive Chairman of the Board

Bryan A. Pearson	46	Executive Vice President and President, LoyaltyOne

Laura Santillan	38	Senior Vice President and Chief Accounting Officer

Richard E. Schumacher, Jr.	43	Senior Vice President, Tax

Ivan M. Szeftel	56	Executive Vice President and President, Retail Credit Services

Alan M. Utay	45	Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

On March 1, 2009, our board of directors implemented a leadership succession plan. On December 10, 2009, the board of directors and J. Michael Parks agreed that the leadership succession plan was complete, Mr. Parks stepped down as executive chairman of the board of directors, and the board elected Robert A. Minicucci to serve as non-executive chairman of the board. As the final step of the leadership succession plan, on April 2, 2010, Mr. Parks resigned from the board of directors. On December 7, 2009, Charles L. Horn joined us as executive vice president and chief financial officer. Effective February 2010, the board of directors appointed Laura Santillan as senior vice president and chief accounting officer, and approved the separation of Michael D. Kubic who, until then, served as our senior vice president, corporate controller and chief accounting officer and who also served as our interim chief financial officer from March 1, 2009 until December 7, 2009.

PROPOSAL ONE: RE-ELECTION OF DIRECTORS

Our board of directors is divided into three classes, being divided as equally as possible with each class having a term of three years. Each year the term of office of one class expires. This year, the term of class I directors, currently consisting of three directors, expires. Our nominating/corporate governance committee has recommended to our board of directors and our board of directors has nominated each of the current class I directors, Lawrence M. Benveniste, Ph.D., D. Keith Cobb, and Kenneth R. Jensen, for re-election as a director, each to hold office for a term of three years until the annual meeting of stockholders in 2013 and until his respective successor is duly elected and qualified.

Mr. Horn and Ms. Santillan, and each of them, as proxies, will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Our board of directors has no reason to believe that any nominee will be unable to serve if re-elected. If a quorum is present, directors are re-elected by a plurality of the votes cast, in person or by proxy. This means that the three nominees will be re-elected if they receive more affirmative votes than any other nominee for the same position. Votes marked “For” a nominee will be counted in favor of that nominee. Votes “Withheld” from a nominee have no effect on the vote since a plurality of the votes cast at the annual meeting is required for the re-election of each nominee. Stockholders may not abstain from voting with respect to the re-election of directors. Stockholders may not cumulate their votes with respect to the re-election of directors.

The following sets forth information regarding each nominee, and the remaining directors who will continue in office after the annual meeting, including proposed committee memberships.

Class I Nominees for Re-Election to the Board of Directors

(Terms expiring in 2010; if re-elected, terms will expire in 2013)

LAWRENCE M. BENVENISTE, Ph.D. has served as a director since June 2004. Dr. Benveniste has served as the Dean of Goizueta Business School at Emory University since July 2005. Dr. Benveniste served as the Dean of the Carlson School of Management at the University of Minnesota from January 2001 to July 2005, and prior to January 2001 he was an associate dean, the chair of the finance department, and a professor of finance at the Carlson School of Management. He previously served on the faculties of Boston College, Northwestern University, the University of Pennsylvania, the University of Rochester and the University of Southern California. Dr. Benveniste is currently a director of Rimage Corporation. Dr. Benveniste holds a Bachelor’s degree from the University of California at Irvine and a Ph.D. in Mathematics from the University of California at Berkeley. Dr. Benveniste’s academic background provides a unique perspective and broad overview of finance topics, as well as providing a rigorous level of questioning regarding procedures and disclosures.

Committees: Audit

D. KEITH COBB has served as a director since June 2004. Mr. Cobb has served as a business consultant and strategic advisor for a number of companies since 1996. Mr. Cobb completed a six-year term on the Board of the Federal Reserve Bank of Atlanta, Miami Branch in 2002. He spent 32 years as a practicing certified public accountant for KPMG, LLP, including as the National Managing Partner – Financial Services and as a senior member of the firm’s management committee. Mr. Cobb was vice chairman and chief executive officer of Alamo Rent-a-Car, Inc. from 1995 until its sale in 1996. Mr. Cobb is currently a director of BankAtlantic Bancorp, Inc., BFC Financial Corp., and the Wayne Huizenga Graduate School of Business and Entrepreneurship at Nova Southeastern University. Mr. Cobb holds a Bachelor’s degree from the University of Southern Mississippi. Mr. Cobb’s qualifications include extensive accounting and executive-level business experience. In particular, Mr. Cobb has banking industry experience and is regarded as a board governance expert.

Committees: Audit (Chair) and Nominating/Corporate Governance

KENNETH R. JENSEN has served as a director since February 2001. Mr. Jensen has served as a business consultant and strategic advisor for a number of companies since July 2006. Mr. Jensen served as the executive vice president, chief financial officer, treasurer and assistant secretary of Fiserv, Inc., a public company engaged in data processing outsourcing, from July 1984 until June 2006. He was named senior executive vice president of Fiserv in 1986. Mr. Jensen was a director of Fiserv, Inc. from 1984 until May 2007. Mr. Jensen is currently a director of United Capital Financial Partners, Inc. and Transfirst Group Holdings, Inc. Mr. Jensen holds a Bachelor’s degree from Princeton University in Economics, an MBA from the University of Chicago in Accounting, Economics and Finance and a Ph.D. from the University of Chicago in Accounting, Economics and Finance. Mr. Jensen possesses both strong academic credentials as well as extensive executive leadership experience at a public company in a similar industry, including specifically an understanding of accounting and finance issues.

Committees: Audit and Executive

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE THREE NOMINEES.

Continuing Directors

Class II Directors

(Terms expiring in 2011)

BRUCE K. ANDERSON has served as a director since August 1996. He co-founded the investment firm Welsh, Carson, Anderson & Stowe, or WCAS, and has been a general partner of WCAS since March 1979. Prior to that, he served for nine years with Automatic Data Processing, Inc., or ADP, where, as executive vice president and a director of ADP, and president of ADP International, he was active in corporate development and general management. Before joining ADP, Mr. Anderson spent four years in computer marketing with International Business Machines Corporation, or IBM. Mr. Anderson is currently the chairman of the board of directors of Amdocs Limited and serves as a director of a number of private companies held within the partnership of WCAS. He holds a Bachelor’s degree from the University of Minnesota. Mr. Anderson has demonstrated executive leadership skills as well as having first-hand knowledge of the company and its industry based on his experience as a member of our board of directors since our inception in 1996.

Committees: Nominating/Corporate Governance

ROGER H. BALLOU has served as a director since February 2001. Mr. Ballou has been the chief executive officer and a director of CDI Corporation, a public company engaged in providing staffing and outsourcing services, since October 2001. He was a self-employed consultant from October 2000 to October 2001. Before that time, Mr. Ballou had served as chairman and chief executive officer of Global Vacation Group, Inc. from April 1998 to September 2000. Prior to that, he was a senior advisor for Thayer Capital Partners from September 1997 to April 1998. From April 1995 to August 1997, he served as vice chairman and chief marketing officer, then as president and chief operating officer, of Alamo Rent-a-Car, Inc. Mr. Ballou is also currently a director of Fox Chase Bank. Mr. Ballou holds a Bachelor’s degree from the Wharton School of the University of Pennsylvania and an MBA from the Tuck School of Business at Dartmouth. Mr. Ballou has served in a variety of executive level positions, including with a large public company in a similar industry. Mr. Ballou also brings banking industry experience to his service on our board of directors.

Committees: Compensation, Nominating/Corporate Governance (Chair) and Executive

E. LINN DRAPER, JR., Ph.D. has served as a director since February 2005. He has served in an executive and directoral capacity for a number of companies since 1980. Dr. Draper was chairman of the board of American Electric Power Company, Inc., or AEP, for 11 years until his retirement from AEP in 2004, and served as president and chief executive officer of AEP from 1993 to 2003. He was the president of the Ohio Valley Electric Corporation from 1992 until 2004, and was the chairman, president and chief executive officer of Gulf States Utilities Company from 1987 to 1992. Dr. Draper is a director of TransCanada Corporation, Alpha Natural Resources, Inc., NorthWestern Corporation and Temple-Inland Inc. Dr. Draper also serves on the University of Texas Engineering Advisory Board. He holds two Bachelor’s degrees from Rice University and a Doctorate from Cornell University. Dr. Draper has extensive experience serving as an advisor and as a director, including compensation committee experience. In addition, Dr. Draper has had executive-level experience in a highly regulated industry environment.

Committees: Compensation (Chair)

Class III Directors

(Terms expiring in 2012)

ROBERT A. MINICUCCI, chairman of the board, has served as a director since August 1996. Mr. Minicucci is a general partner with Welsh, Carson, Anderson & Stowe, or WCAS, joining the firm in August 1993. Before joining WCAS, he served as senior vice president and chief financial officer of First Data Corporation from December 1991 to August 1993. Prior to joining First Data Corporation, Mr. Minicucci was treasurer and senior vice president of American Express Company. Mr. Minicucci is currently a director of Amdocs Limited, Global Knowledge, Inc., Paycom Inc. and Retalix Ltd. Mr. Minicucci holds a Bachelor’s degree from Amherst College and an MBA from Harvard Business School. Mr. Minicucci has demonstrated executive leadership skills in a similar industry and has first-hand knowledge of the company based on his experience as a member of our board of directors since our inception in 1996.

Committees: Compensation and Executive

EDWARD J. HEFFERNAN, president and chief executive officer, joined us in May 1998, and has served as a director since June 2009. From May 2000 until March 2009, Mr. Heffernan served as an executive vice president and chief financial officer of Alliance Data and, prior to that, he was responsible for mergers and acquisitions for Alliance Data. Before joining us, he served as vice president, mergers and acquisitions, for First Data Corporation from October 1994 to May 1998. Prior to that, he served as vice president, mergers and acquisitions for Citicorp from July 1990 to October 1994, and prior to that he served in corporate finance at Credit Suisse First Boston from June 1986 until July 1990. Mr. Heffernan was a director and chair of the audit committee of VALOR Communications Group, Inc. from 2005 until its merger into Windstream Corporation in 2006. Mr. Heffernan holds a Bachelor’s degree from Wesleyan University and an MBA from Columbia Business School. Mr. Heffernan’s role as our former chief financial officer and current chief executive officer provides a link to the company’s management and a unique level of insight into the company’s operations.

Committees: Executive

Executive Officers

ROBERT P. ARMIAK, senior vice president and treasurer, joined us in February 1996. He is responsible for cash management, investment strategy, financial risk management and capital structure. Before joining us, he held several positions, including treasurer at FTD Inc. from August 1990 to February 1996. Mr. Armiak holds a Bachelor’s degree from Michigan State University and an MBA from Wayne State University.

CHARLES L. HORN, executive vice president and chief financial officer, joined us in December 2009. From 1999 to November 2009, he served as senior vice president and chief financial officer for Builders Firstsource, Inc. From 1994 to 1999, he served as vice president, finance and treasury, for the retail operations of Pier 1 Imports, Inc. and as executive vice president and chief financial officer of Conquest Industries from 1992 to 1994. Mr. Horn holds a Bachelor’s degree in business administration from Abilene Christian University and an MBA from the University of Texas at Austin. Mr. Horn is a Certified Public Accountant in the state of Texas.

BRYAN J. KENNEDY, executive vice president and president, Epsilon, joined our wholly-owned subsidiary, Epsilon, in June 1996. Mr. Kennedy has served as president of Epsilon since January 2009. Prior to that, he served as chief operating officer for Epsilon since October 2001 along with various senior management and executive positions within Epsilon. Mr. Kennedy held senior management positions with Capstead Mortgage Corporation from June 1990 to August 1994. Mr. Kennedy holds a Bachelor’s degree from Wheaton College and an MBA from Harvard Business School.

BRYAN A. PEARSON, executive vice president and president, LoyaltyOne, joined our wholly-owned subsidiary, LoyaltyOne, Inc., in November 1992 and assumed his current position in 2006. Mr. Pearson has served as president for the AIR MILES® Reward Program since January 1999 and prior to becoming president, he held various senior management and executive positions within the AIR MILES Reward Program. Mr. Pearson held management positions with Alias Research Inc. from June 1991 until October 1992. Prior to that, he worked in brand marketing at Quaker Oats Company of Canada from July 1988 until June 1991. Mr. Pearson holds a BScH degree and an MBA from Queen’s University.

LAURA SANTILLAN, senior vice president and chief accounting officer, joined us in February 2004 and assumed her current position in February 2010. Ms. Santillan has served in various capacities of increasing responsibility, most recently as vice president, finance since October 2007 and senior vice president, finance since December 2009. Before joining the company, she served as senior manager of reporting for Dresser, Inc. from February 2002 to February 2004 and director of financial reporting for Wyndham International, Inc. from 1997 to 2002. Prior to that, she was with Ernst & Young LLP from 1993 to 1997. Ms. Santillan holds a bachelor’s degree from Southern Methodist University and is a Certified Public Accountant in the state of Texas.

RICHARD E. SCHUMACHER, JR., senior vice president of tax, joined us in October 1999. He is responsible for global corporate tax affairs. Before joining us, Mr. Schumacher was with Deloitte & Touche LLP from 1989 to October 1999 where he was responsible for client tax services and practice management. He also served in the firm’s national banking and financial services industry tax practice. Mr. Schumacher holds a Bachelor’s degree from The Ohio State University and a Master’s degree from Capital University Law and Graduate School and is a Certified Public Accountant in the state of Ohio.

IVAN M. SZEFTEL, executive vice president and president, Retail Credit Services, joined us in May 1998. Before joining us, he served as a director and chief operating officer of Forman Mills, Inc. from November 1996 to February 1998. Prior to that, he served as executive vice president and chief financial officer of Charming Shoppes, Inc. from November 1981 to January 1996. Mr. Szeftel holds Bachelor’s and graduate degrees from the University of Cape Town and was certified as a Certified Public Accountant in the commonwealth of Pennsylvania and as a Chartered Accountant in South Africa.

ALAN M. UTAY, executive vice president, general counsel, chief administrative officer and secretary, joined us in September 2001. He is responsible for legal, internal audit, human resources, corporate marketing and communications and corporate administration. Before joining us, he served as a partner at Akin Gump Strauss Hauer & Feld LLP, where he practiced law since October 1990. Mr. Utay holds a Bachelor’s degree from the University of Texas and a J.D. from the University of Texas School of Law.

CORPORATE GOVERNANCE

Board of Directors and Committees

We are managed under the direction of our board of directors. Under our bylaws, the size of our board of directors may be between six and twelve. We currently have eight directors, including seven non-employee directors. Assuming the stockholders approve Proposal One: Election of Directors, we will continue to have eight directors, including seven non-employee directors.

Our board of directors is divided into three classes of directors and each class serves a three year term. Our board of directors presently has four regular committees, consisting of the audit committee, the compensation committee, the nominating/corporate governance committee and the executive committee. The charters for each of these committees, as well as our Corporate Governance Guidelines and our Codes of Ethics for our Senior Financial Executives, CEO, Directors and employees, are posted on our web site at http://www.alliancedata.com.

During 2009, the board of directors met ten times, the audit committee met 16 times, the compensation committee met seven times and the nominating/corporate governance committee met four times. Each of our directors attended at least 75% of the meetings of the board of directors and their respective regular committees. It is our policy that the directors who are up for election at the annual meeting attend the annual meeting, and we encourage all other directors to attend the annual meeting if possible. All directors, including those up for re-election at the annual meeting, except Dr. Draper, attended the 2009 annual meeting of stockholders.

Audit Committee

The audit committee currently consists of Lawrence M. Benveniste, D. Keith Cobb and Kenneth R. Jensen. Assuming the stockholders approve Proposal One: Election of Directors, the audit committee will continue to consist of Lawrence M. Benveniste, D. Keith Cobb and Kenneth R. Jensen. Mr. Cobb currently serves as chairman of the audit committee. The primary function of the audit committee is to assist our board of directors in fulfilling its oversight responsibilities by reviewing: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the independent accountant’s qualifications and independence; and (4) the performance of both our internal audit department and the independent accountant. In addition, the audit committee has sole responsibility to: (1) prepare the audit committee report required by the SEC for inclusion in our annual proxy statement; (2) appoint, retain, compensate, evaluate and terminate our independent accountant; (3) approve audit and permissible non-audit services to be performed by our independent accountant; (4) review and approve related party transactions; and (5) establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding any questionable accounting or auditing matters. The audit committee adopted and will periodically review the written charter that specifies the scope of the audit committee’s responsibilities. Our audit committee members do not simultaneously serve on the audit committees of more than two other public companies. Also, as discussed under the caption “Risk Oversight Function of the Board of Directors” below, the audit committee has the primary responsibility to evaluate the risk information provided by management and to report to the full board of directors those material strategic, financial, operational and enterprise risks that the audit committee believes appropriate for review by the full board of directors.

The audit committee includes three independent members of our board of directors, as such independence is defined by applicable requirements of the New York Stock Exchange, the Sarbanes-Oxley Act of 2002 and rules and regulations of the SEC. As determined by our board of directors, each member of the audit committee is financially literate and two members are audit committee financial experts, as defined by the SEC, with accounting or related financial management expertise as required by the New York Stock Exchange. Each of Mr. Cobb, who currently serves as chairman of the audit committee, and Mr. Jensen is an audit committee financial expert, as defined by the SEC, because he has an understanding of generally accepted accounting principles (GAAP) and financial statements. Each of Mr. Cobb and Mr. Jensen has the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves. Each has experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities. Each of Mr. Cobb and Mr. Jensen has an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Each acquired these attributes through education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions. Each has also had experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements.

Compensation Committee

The compensation committee currently consists of Roger H. Ballou, E. Linn Draper, Jr. and Robert A. Minicucci. Dr. Draper currently serves as chairman of the compensation committee. The compensation committee consists of non-employee directors who are independent as defined by applicable requirements of the New York Stock Exchange, the SEC, and the Internal Revenue Service.

The compensation committee’s primary function is to oversee matters relating to compensation and our benefit plans. Specifically, the compensation committee’s responsibilities include, among other duties, the responsibility to: (1) annually review the compensation levels of our executive officers; (2) set salaries for our executive officers, and recommend such matters to the board of directors with respect to our chief executive officer; (3) determine target levels of incentive compensation and corresponding performance objectives, and recommend such matters to the board of directors with respect to our chief executive officer; (4) review and approve our compensation philosophy, programs and plans for associates generally; (5) periodically review director compensation practices and recommend to the board of directors appropriate revisions to such practices; (6) administer specific matters with respect to our equity and certain other compensation plans; and (7) review disclosure related to executive and director compensation in our proxy statements and discuss the Compensation Discussion and Analysis annually with management. For a discussion about the compensation committee’s risk oversight in our compensation program design, see “Assessment of Risk in Compensation Program Design” contained in Compensation Discussion and Analysis below.

With the assistance of an external executive compensation consultant, target compensation amounts for our executive officers are determined by the compensation committee and, with respect to our chief executive officer, by the board of directors. Typically, our chief executive officer makes compensation recommendations to the compensation committee with respect to our other executive officers. The compensation committee may accept or adjust the chief executive officer’s recommendations in its sole discretion and also makes a recommendation regarding the chief executive officer’s compensation to the full board of directors. The chief executive officer does not make any recommendations to the compensation committee or to the board of directors relating to performance measures, targets or similar items that affect his own compensation. Moreover, the chief executive officer recuses himself from any discussions of his own compensation during board of directors and compensation committee meetings. Material changes to pay levels for individuals are typically made only upon a significant change in job responsibilities.

With the exception of significant promotions and new hires, the compensation committee sets target total direct compensation for our executive officers immediately prior to the beginning of each year. This timing allows us to consider the performance of the company and each potential recipient in the prior year, as well as expectations for the upcoming year. Performance-based cash incentive compensation and long-term equity incentive compensation are awarded as early as practicable in the year, contingent upon the availability of the prior year’s financial results, in order to maximize the time period over which the applicable performance incentives apply. Whenever practicable, our grants of equity-based awards to the executive officers are made on February 21 (or if February 21 falls on a weekend or holiday, the next business day) of each year, or such other pre-determined date following public release of our earnings for the prior year. This is consistent with our practice of granting equity-based awards for new hires, promotions and associates that have joined us as a result of a merger or acquisition on the 21st day of each month (or if the 21st day falls on a weekend or holiday, the next business day). In the event there exists material information that we have not yet disclosed, the compensation committee may delay or defer the grant of any equity-based awards until all disclosures are current.

The compensation committee has the authority to delegate certain of its responsibilities under our compensation and benefits plans. Under our compensation plans, the compensation committee generally may delegate administrative functions to members of management and may delegate other responsibilities under the plans to the extent permitted by applicable law. The compensation committee generally may not delegate (1) responsibilities with regard to participants subject to Section 16 of the Securities Exchange Act of 1934, as amended; (2) the responsibility to certify the satisfaction of applicable performance objectives set under the plans; or (3) responsibilities with regard to the compensation practices of the company.

During 2008, Hewitt Associates, LLC, who served the compensation committee as an external executive compensation consultant, acquired Disability Management Alternatives, LLC. Disability Management Alternatives, LLC is the administrator of our short term disability plan. Due to this acquisition, we paid an aggregate of $658,056 to Hewitt and their affiliates for services rendered in 2009, including $176,669 for executive compensation consulting services, including (1) ongoing support with regard to the latest relevant regulatory, technical, and accounting considerations impacting compensation and benefits programs; (2) assistance with the design of compensation and benefit programs; (3) preparation for and attendance at selected management, committee and board of directors meetings; and (4) other miscellaneous requests that occur throughout the year; and $481,387 for non-executive compensation services, which included solely administration of our short term disability plan.

Compensation Committee Interlocks and Insider Participation

Our compensation committee is currently composed of Messrs. Ballou, Draper and Minicucci, who are non-employee directors. No member of the compensation committee is or has ever been one of our officers or employees. No interlocking relationship exists between our executive officers or the members of our compensation committee and the board of directors or compensation committee of any other company.

Nominating/Corporate Governance Committee

The nominating/corporate governance committee currently consists of Bruce K. Anderson, Roger H. Ballou and D. Keith Cobb. Mr. Ballou currently serves as chairman of the nominating/corporate governance committee. The primary functions of the nominating/corporate governance committee are to: (1) assist the board of directors by identifying individuals qualified to become board members and to recommend to the board of directors the director nominees for the next annual meeting of stockholders (or to fill vacancies); (2) recommend to the board of directors the director nominees for each committee; (3) develop and recommend to the board of directors a set of corporate governance principles applicable to us and to re-evaluate these principles on an annual basis; and (4) lead the board of directors in its annual review of both the board of directors’ performance and the Corporate Governance Guidelines. The nominating/corporate governance committee develops criteria for the selection of directors, including procedures for reviewing potential nominees proposed by stockholders. The nominating/corporate governance committee reviews with the board of directors the desired experience, mix of skills and other qualities to assure appropriate board of directors composition, taking into account the current directors and the specific needs of our company and the board of directors. The nominating/corporate governance committee also reviews and monitors the size and composition of the board of directors and its committees to ensure that the requisite number of directors are “independent directors,” “non-employee directors” and “outside directors” within the meaning of any rules and laws applicable to us. The members of the nominating/corporate governance committee are independent as defined by applicable requirements of the New York Stock Exchange and rules and regulations of the SEC.

How does the board of directors identify candidates for nomination to the board of directors?

The nominating/corporate governance committee identifies nominees by first evaluating the current members of our board of directors willing to continue in service. Current members of our board of directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective. The nominating/corporate governance committee has two primary methods, other than those proposed by our stockholders, as discussed below, for identifying new candidates for possible inclusion in our recommended slate of director nominees. First, on a periodic basis, the nominating/corporate governance committee solicits ideas for possible candidates from a number of sources — members of our board of directors, our senior level executives, individuals personally known to the members of the board of directors, and research, including database or Internet searches.

Second, the nominating/corporate governance committee may from time to time use its authority under its charter to retain, at our expense, one or more third-party search firms to identify candidates. If the nominating/corporate governance committee retains one or more search firms, they may be asked to identify possible candidates who meet the minimum and desired qualifications, to interview and screen such candidates (including conducting appropriate background and reference checks), to act as a liaison among the board of directors, the nominating/corporate governance committee and each candidate during the screening and evaluation process, and thereafter to be available for consultation as needed by the nominating/corporate governance committee.

In addition to the methods described above, any of our stockholders entitled to vote for the election of directors may nominate one or more persons for election to our board of directors at an annual meeting of stockholders if the stockholder complies with the nomination requirements set forth in our bylaws and any applicable rules and regulations of the SEC. Such nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to our Corporate Secretary not less than 14 days nor more than 50 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 21 days notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed above, to our Corporate Secretary not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders. Such nominations will not be included in the proxy statement and form of proxy distributed by the board of directors. Each such notice must set forth: (1) the name and address of the nominating stockholder; (2) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (3) the principal occupation or employment of each such nominee; (4) the number of shares of our common stock that are beneficially owned by each such nominee; (5) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Securities Exchange Act of 1934, as amended; (6) the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected; and (7) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder. Nominations should be addressed to: Alan M. Utay, Corporate Secretary, Alliance Data Systems Corporation, 17655 Waterview Parkway, Dallas, Texas 75252 (or, after October 1, 2010, to Alan M. Utay, Corporate Secretary, Alliance Data Systems Corporation, 7500 Dallas Parkway, Suite 700, Plano, Texas 75024).

How does the board of directors evaluate candidates for nomination to the board of directors?

The nominating/corporate governance committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. Once the nominating/corporate governance committee has identified a candidate, the nominating/corporate governance committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on information provided to the nominating/corporate governance committee with the recommendation of the candidate, as well as the nominating/corporate governance committee’s own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional board members to fill vacancies or expand the size of the board of directors and the likelihood that the candidate can satisfy the minimum and desired qualifications set forth in the Corporate Governance Guidelines, as posted on our web site at http://www.alliancedata.com, as well as the applicable qualification requirements of the New York Stock Exchange and the SEC. There are no firm prerequisites to qualify as a candidate for our board of directors, but we seek a diverse group of candidates who possess the background, knowledge, experience, skill sets, and expertise that would strengthen and increase the diversity of the board of directors. We seek director candidates with time to make a significant contribution to the board of directors, to our company, and to our stockholders. Each member of our board of directors is expected to ensure that other existing and planned future commitments do not materially interfere with his or her service as a director. Directors are expected to attend meetings of the board of directors and the board committees on which they serve and to spend the time needed to prepare for meetings. If the nominating/corporate governance committee determines, in consultation with the chairman of the board of directors and other board members as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the candidate’s background and experience and to report its findings to the nominating/corporate governance committee.

The nominating/corporate governance committee also considers such other relevant factors as it deems appropriate, including the current composition of the board of directors, the balance of management and independent directors and the need for audit committee expertise. In connection with this evaluation, the nominating/corporate governance committee determines whether to interview the candidate, and if warranted, one or more members of the nominating/corporate governance committee, and others as appropriate, will interview candidates in person or by telephone. After completing this evaluation and interview, and the evaluations of other candidates, the nominating/corporate governance committee makes a recommendation to the full board of directors as to the persons who should be nominated by the board of directors, and the board of directors determines the nominees to be recommended to our stockholders after considering the recommendation and report of the nominating/corporate governance committee.

The nominating/corporate governance committee evaluated and recommended to our full board of directors, and our board of directors approved, the director nominees submitted for re-election at the 2010 annual meeting of our stockholders. The nominating/corporate governance committee and the board determined that each nominee brings a strong and unique background and set of skills to our board of directors, enhancing, as a whole, our board of directors’ competence and experience in a variety of areas, including executive management and board service, internal controls and corporate governance, an understanding of industries in which we operate, as well as accounting, finance, risk assessment and management. Specifically, in nominating our three class I directors for re-election at the 2010 annual meeting of our stockholders, the nominating/corporate governance committee and our board of directors considered such directors’ past service on our board of directors and its committees and the information discussed in each of such directors’ individual biographies set forth above. Our board of directors unanimously recommends that our stockholders vote in favor of each of these director nominees.

Executive Committee

The executive committee currently consists of Roger H. Ballou, Edward J. Heffernan, Kenneth R. Jensen and Robert A. Minicucci. The executive committee has the authority to approve acquisitions, divestitures, capital expenditures and leases that were not included in the budget approved by the board of directors, with a total cost of up to $10 million, provided that prior notice of all acquisitions is given to the full board of directors. The executive committee did not meet during 2009.

Executive Session

We regularly conclude our board of directors’ meetings with executive sessions. First, the chief executive officer leads the board of directors in a director-only executive session. After the chief executive officer leaves the meeting, Mr. Minicucci, the chairman of the board, then leads the non-management members of the board of directors in an executive session. Each committee meeting also concludes with an executive session.

Board of Directors Leadership Structure

Since shortly after our inception in 1996, our leadership structure has been headed by J. Michael Parks as both chairman of the board and chief executive officer. On March 1, 2009, our board of directors implemented a leadership succession plan. On December 10, 2009, the board of directors and J. Michael Parks agreed that the leadership succession plan was complete and Mr. Parks stepped down as executive chairman of the board of directors. Consistent with best practices for corporate governance, the board of directors then amended our bylaws, effective as of December 10, 2009, to allow for a non-executive chairman of the board as elected from among the directors. On December 10, 2009, the board elected Mr. Robert A. Minicucci to serve as non-executive chairman of the board. Mr. Minicucci has been a board member since our inception and had served in the lead director capacity since 2002. We believe this leadership structure permits the chairman of the board to focus on the long-term strategic direction of the company while permitting the chief executive officer to concentrate on day-to-day operational and management concerns.

Risk Oversight Function of the Board of Directors

Management is responsible for the day-to-day handling of risks our company faces, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. Our board of directors did not opt to form a separate, independent risk committee of the board based on the belief that the topic of risk should be managed by the full board of directors, but rather delegated to the audit committee the primary responsibility to evaluate the risk information provided by management and to report to the full board of directors those material strategic, financial, operational and enterprise risks appropriate for escalation to the board of directors. Our risk management department works on a continuous basis with the business leaders in each segment and corporate support group to identify, measure, monitor and analyze the various risks presented, and then provides a quarterly risk report to our enterprise compliance council. The enterprise compliance council, comprised of cross-functional and cross-geographic senior leaders, acts as a filter to deliver to the audit committee the enterprise-wide summary risk information and analysis compiled by our risk management department, as reviewed and validated by the enterprise compliance council. The enterprise compliance council considers interrelated risks, identifies emerging themes across the enterprise and also highlights those critical risks that may be appropriate for deeper review by the board of directors, based on a combination of the likelihood of occurrence of the risk, the potential impact of the risk, the presence of mitigating controls and the volatility of the risk. This process creates, in essence, an ongoing risk dialogue between the board of directors and management with the enterprise compliance council as the conduit. For a discussion about risk oversight in our compensation program design, see “Assessment of Risk in Compensation Program Design” contained in Compensation Discussion and Analysis below.

Communications with the Board of Directors

The board of directors provides a process for stockholders and interested parties to send communications to the board of directors or any individual director. Stockholders and interested parties may forward communications to the board of directors or any individual director through the Corporate Secretary. Communications should be addressed to Alan M. Utay, Corporate Secretary, Alliance Data Systems Corporation, 17655 Waterview Parkway, Dallas, Texas 75252 (or, after October 1, 2010, to Alan M. Utay, Corporate Secretary, Alliance Data Systems Corporation, 7500 Dallas Parkway, Suite 700, Plano, Texas 75024). All communications will be compiled by the office of the Corporate Secretary and submitted to the board of directors or the individual directors on a periodic basis. Stockholders and interested parties may also submit questions or comments, on an anonymous basis if desired, to the board of directors through our Ethics and Compliance Hotline at (877) 217-6218. Concerns relating to accounting, internal control over financial reporting or auditing matters will be brought to the attention of the audit committee and handled in accordance with our procedures with respect to such matters. We welcome and encourage stockholder communication with the board of directors.

Director Independence

We have adopted general standards for determination of director independence. For a director to be deemed independent, the board of directors must affirmatively determine that the director has no material relationship with us or our affiliates or any member of our senior management or his or her affiliates. This determination is disclosed in the proxy statement for each annual meeting of our stockholders. In making this determination, the board of directors applies the following standards:

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A director who is an employee, or whose immediate family member is an executive officer, of our company may not be deemed independent until three years after the end of such employment relationship. Employment as an interim chairman or chief executive officer or other executive officer will not disqualify a director from being considered independent following that employment.

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A director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from our company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), may not be deemed independent until three years after he or she ceases to receive more than $120,000 in compensation. Compensation received by a director for former service as an interim chairman, chief executive officer or other executive officer and compensation received by an immediate family member for service as a non-executive employee for us will not be considered in determining independence under this test.

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A director: (1) who is a current partner, or whose immediate family member is a current partner, of a firm that is our company’s internal or external auditor; (2) who is a current employee of such a firm; (3) who has an immediate family member who is a current employee of such a firm and who personally works on our company’s audit; or (4) who was, or whose immediate family member was, a partner or employee of such firm and personally worked on our company’s audit may not be deemed independent until three years after the end of the affiliation or the employment or auditing relationship.

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A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our current executive officers serve on that company’s compensation committee may not be deemed independent until three years after the end of such service or the employment relationship.

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A director who is an executive officer, general partner or employee, or whose immediate family member is an executive officer or general partner, of an entity that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other entity’s consolidated gross revenues, may not be deemed independent until three years after falling below that threshold.

•

For relationships not covered by the guidelines above, the determination of whether the relationship is material and, therefore, whether the director would be independent, is made by the board of directors. The board of directors annually reviews the independence of its non-employee directors. Directors have an affirmative obligation to inform the board of directors of any material changes in their circumstances or relationships that may impact their designation as “independent.”

The board of directors undertook a review of director independence and considered transactions and relationships between each of the nominees (including their immediate family members) and directors (including their immediate family members), and us (including our subsidiaries and our senior management). Specifically, the board of directors considered our relationship with Mr. Ballou, the Chief Executive Officer of CDI Corporation, an affiliate of which has provided temporary staffing services to us. The amount of these transactions was immaterial to both parties, and no personal benefit was conveyed to Mr. Ballou as a result of the transactions. As a result of this review, the board of directors affirmatively determined that, as of the record date for the 2010 annual meeting, none of Messrs. Anderson, Ballou, Benveniste, Cobb, Draper, Jensen or Minicucci has a material relationship with us and, therefore, each is independent as defined by the rules and regulations of the SEC, the listing standards of the New York Stock Exchange and Internal Revenue Code Section 162(m).

Code of Ethics

We have adopted codes of ethics that apply to our chief executive officer, chief financial officer, financial executives, board of directors and employees. The Alliance Data Systems Code of Ethics for Senior Financial Executives and CEO, the Code of Ethics for members of the board of directors and the Code of Ethics for employees are posted on our web site, found at http://www.alliancedata.com (we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to or waiver from a provision of this code of ethics, if any, by posting such information on our web site).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Policy

It is our policy not to enter into any “related party transaction” unless the audit committee approves such transaction in accordance with our written related party transaction policy, or the transaction is approved by a majority of disinterested directors of the company. The board of directors has determined that the audit committee is best suited to review and approve related party transactions, although the board of directors may instead determine that a particular related party transaction be reviewed and approved by a majority of disinterested directors. The audit committee annually reviews and assesses the adequacy of the related party transaction policy and recommends any appropriate changes to the board of directors.

No member of the audit committee shall participate in the review or approval of any related party transaction with respect to which such member is a related party. In reviewing and approving any related party transaction, the audit committee shall:

•	satisfy itself that it has been fully informed as to the material facts of the related party’s relationship and interest and as to the material facts of the proposed related party transaction; and

•	determine that the related party transaction is fair to the company.

For these purposes, a related party is: (1) any person who is, or at any time since the beginning of the company’s current fiscal year was, an “executive officer” of the company (as defined in Rule 405 promulgated under the Securities Act of 1933 and Rule 3b-7 promulgated under the Securities Exchange Act of 1934); (2) any person who is, or at any time since the beginning of the company’s current fiscal year was, a director of the company or a nominee for director of the company; (3) a person (including an entity or group) known to the company to be the beneficial owner of more than 5% of any class of the company’s voting securities; (4) an individual who is an “immediate family member” (including any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law) of a person listed in 1, 2, or 3 above; (5) an entity that is, directly or indirectly, owned or controlled by a person listed in 1, 2, 3, or 4 above; (6) an entity in which a person listed in 1, 2, 3 or 4 above serves as an executive officer or principal or in a similar position, or in the case of a partnership, serves as a general partner or holds any position other than that of a limited partner; (7) an entity in which a person listed in 1, 2, 3 or 4 above, together with all other persons specified in 1, 2, 3 and 4 above, owns 10% or more of the equity interest, or in the case of a partnership, 10% or more of the partnership interest; or (8) an entity at which a person listed in 1, 2, 3 or 4 above is employed if (a) the person is directly involved in the negotiation of the related party transaction or will have or share primary responsibility at such entity for the performance of the related party transaction, or (b) the person’s compensation from the entity is directly tied to the related party transaction.

A related party transaction includes any transaction (including any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness)), or series of related transactions, or any material amendment to any such transaction, involving a related party and in which the company or any of its subsidiaries is a participant, other than: (1) a transaction involving compensation of directors (the procedures for the review and approval of such transactions have been set forth in the charter of the compensation committee of the board of directors); (2) a transaction involving compensation of an executive officer or involving an employment agreement, severance arrangement, change in control provision or agreement or special supplemental benefit of an executive officer (the procedures for the review and approval of such transactions have been set forth in the charter of the compensation committee of the board of directors); (3) a transaction with a related party involving less than $120,000; (4) a transaction in which the interest of the related party arises solely from the ownership of a class of the company’s equity securities and all holders of that class receive the same benefit on a pro rata basis; (5) a transaction in which the rates or charges involved therein are determined by competitive bids, or a transaction that involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; or (6) a transaction that involves services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

At each audit committee meeting, management shall recommend any related party transactions, if applicable, to be entered into by the company. After review, the audit committee shall approve or disapprove such transactions and at each subsequently scheduled meeting, management shall update the audit committee as to any material change to those approved transactions. The audit committee shall establish such guidelines as it determines are necessary or appropriate for management to follow in its dealings with related parties in related party transactions.

All related party transactions of which management is aware are required to be disclosed to the audit committee. If management becomes aware of a proposed related party transaction or an existing related party transaction that has not been pre-approved by the audit committee, management is required to promptly notify the chairman of the audit committee and such transactions shall be submitted to the audit committee for their review, consideration and determination of whether to approve or ratify, as applicable, such transaction if the audit committee determines it is fair to the company. If management, in consultation with the company’s chief executive officer or chief financial officer, determines that it is not practicable to wait until the next audit committee meeting, the chairman of the audit committee has the delegated authority during the period between audit committee meetings, to review, consider and determine whether any such transaction is fair to the company and whether the transaction should be approved, or ratified, as the case may be. The chairman of the audit committee shall report to the audit committee any transactions reviewed by him or her pursuant to this delegated authority at the next audit committee meeting.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report has been furnished by the current members of the compensation committee.

E. Linn Draper, Jr., Chair

Roger H. Ballou

Robert A. Minicucci

COMPENSATION DISCUSSION AND ANALYSIS

Overview

We consider our total compensation package integral to our ability to grow and improve our business. By design, we have tailored, with the guidance of external compensation consultants, a mix of compensation elements unique to our business. Our total program, assuming sustained above industry-average performance, is designed to reward executive officers at competitive levels. However, the total program is also structured to significantly reduce rewards for performance below expectations. The compensation committee believes that this design will attract, retain, and motivate executive officers with the quality and profile required to successfully lead the company in our highly competitive and evolving industries. The compensation committee further believes that that this design does not create risks that are reasonably likely to have a material adverse effect on Alliance Data as discussed in more detail below.

Executive Officers

Our compensation committee, and with respect to the chief executive officer, the board of directors, annually approves compensation for our executive committee of management, which includes Edward J. Heffernan, Charles L. Horn, Bryan J. Kennedy, Bryan A. Pearson, Ivan M. Szeftel and Alan M. Utay. In determining appropriate compensation for these executive officers, the compensation committee uses the philosophies and methodologies described in this Compensation Discussion and Analysis.

Objectives of Compensation

The objectives of our compensation program are to retain our executive officers, to reward our executive officers for meeting our growth and profitability objectives and to align the interests of our executive officers with those of our stockholders. The total direct compensation in 2009 for our executive officers was a combination of three components:

•	base salary;

•	annual performance-based cash incentive compensation; and

•	periodic (typically annual) awards of long-term equity incentive compensation, which may be subject to either performance-based or time-based vesting provisions or both.

We use each component of compensation to satisfy one or more of our compensation objectives. The compensation committee places a significant portion of the overall target compensation for our executive officers “at risk” in the form of performance-based cash incentive compensation and long-term equity incentive compensation, without encouraging excessive or unnecessary risk taking. According to the survey results provided by our external executive compensation consultant, we generally target a greater percentage of executive compensation “at risk” than the average among the surveyed companies.

Retention

We believe that continuity in our executive leadership is critical to our long-term success. To encourage executive retention and foster a focus on long-term results, portions of the equity-based compensation granted to our executive officers are subject to multi-year vesting schedules. In addition, the compensation committee has occasionally granted special retention awards designed to encourage retention of our executive officers. Further details of these compensation practices are included below under the caption “Elements of Compensation.”

Pay for Performance

Historically, we have tracked metrics such as revenue growth, EBITDA growth and cash earnings per share, or EPS, growth. The compensation committee selects target performance measures for performance-based cash incentive compensation and long-term equity incentive compensation that it believes are integral to achievement of these and other growth and profitability objectives, such as cash EPS, annual revenue, operating cash flow and associate engagement. Performance-based cash incentive compensation and performance-based long-term equity incentive compensation generally pay out or vest only upon achievement of a threshold performance target. Further details of these compensation practices are included below under the caption “Elements of Compensation” and definitions of operating cash flow and cash EPS for 2009 are included below under the caption “Non-GAAP Performance Measures for 2009.”

Assessment of Risk in Compensation Program Design

In connection with fulfilling its responsibilities, the compensation committee reviewed the design of our compensation program for both our executive officers and other officers and key contributors who receive performance-based cash incentive compensation and performance-based long-term equity incentive compensation and assessed the potential for our compensation program to encourage excessive risk taking. The compensation committee considered the following characteristics of our compensation program, among others, to not encourage excessive or unnecessary risk taking: (1) a balance of both short- and long-term performance-based incentive compensation; (2) a balance within equity incentive compensation of both time-based restricted stock units and performance-based restricted stock units, some of which may also be subject to further time-based vesting restrictions; (3) the use of multiple performance metrics in incentive compensation, including the use of both corporate and segment-specific performance measures; (4) definition of performance metrics at the beginning of the performance period; (5) inclusion of maximum payout limitations under both our Executive Annual Incentive Plan and our 2005 Long Term Incentive Plan; (6) stock ownership guidelines applicable to all executives at the vice president level and higher that were implemented in 2006 and are monitored annually for compliance; (7) standardized equity grant procedures; (8) ability of the compensation committee to apply negative discretion in determining the payouts for incentive compensation; and (9) clawback provisions contained in various executive compensation plans and agreements. As a result, the compensation committee believes that the design of our compensation program provides multiple, effective safeguards against and does not promote unnecessary or excessive risk taking that is reasonably likely to have a material adverse effect on Alliance Data.

Alignment with Stockholders

We believe that our executive officers should maintain at least a minimum position in our common stock so that their interests are aligned with those of our stockholders. Under our stock ownership guidelines, we require our chief executive officer to maintain an investment position in our common stock equal to five times his base salary, and we require our chief financial officer and each of our other executive officers to maintain an investment position in our common stock equal to three times their base salary. Generally, these investment positions must have been met by December 31, 2006, or within five years from the January 1st following the time an executive officer first becomes subject to the stock ownership guidelines. The following table shows the stock ownership levels at April 9, 2010 of our chief executive officer, chief financial officer and three other most highly compensated executive officers as of December 31, 2009:

Name(1)	Title	Stock Ownership Position(2)

Edward J. Heffernan	President and Chief Executive Officer	7 times base salary

Charles L. Horn	Executive Vice President and Chief Financial Officer	0 times base salary

Bryan J. Kennedy	Executive Vice President and President, Epsilon	6 times base salary

Bryan A. Pearson	Executive Vice President and President, LoyaltyOne	8 times base salary

Ivan M. Szeftel	Executive Vice President and President, Retail Credit Services	15 times base salary

(1)

On March 1, 2009, our board of directors implemented a leadership succession plan. On December 10, 2009, the board of directors and J. Michael Parks agreed that the leadership succession plan was complete, Mr. Parks stepped down as executive chairman of the board of directors, and the board elected Robert A. Minicucci to serve as non-executive chairman of the board. As the final step of the leadership succession plan, on April 2, 2010, Mr. Parks resigned from the board of directors. On December 7, 2009, Charles L. Horn joined us as executive vice president and chief financial officer. Effective February 2010, the board of directors appointed Laura Santillan as senior vice president and chief accounting officer, and approved the separation of Michael D. Kubic who, until then, served as our senior vice president, corporate controller and chief accounting officer and who also served as our interim chief financial officer from March 1, 2009 until December 7, 2009. Therefore, Messrs. Parks and Kubic are not included in the table above.

(2)	The share price used for ownership calculations is calibrated periodically under our stock ownership guidelines. The twelve-month average fair market value of our common stock as of December 31, 2009, the last date on which we calibrated the stock price used to determine the retained value required by the stock ownership guidelines, was $48.43 and is the basis for the stock ownership positions shown in this table.

Competitive Considerations

In determining appropriate levels of compensation, the compensation committee considers the competitive market for talent and compensation levels provided by comparable companies to minimize significant differences that could negatively impact our ability to attract and retain exceptional executive officers. The compensation committee, with the assistance of an external executive compensation consultant, Meridian Compensation Partners, LLC (formerly Hewitt Associates, LLC), generally reviews the compensation practices at proxy peer companies with whom we compete for business and talent, and general industry companies of comparable size. This approach provides us with a balanced perspective, reflecting industry, performance and company size considerations as they affect executive pay. For 2009, the companies comprising the proxy peer group included:

•Acxiom Corporation	•Fidelity National Information Services, Inc.	•MasterCard Incorporated
•Convergys Corporation	•First Data Corporation	•Total System Services, Inc.
•Discover Financial Services	•Fiserv, Inc.	•Visa Incorporated
•DST Systems, Inc.	•Global Payments Inc.	•The Western Union Company
•Equifax Incorporated	•Harte-Hanks, Inc.

Our annual revenues are slightly below the median for this proxy peer group and our market capitalization is slightly above, and our three year total stockholder return falls at or near the highest level in the proxy peer group. For purposes of comparing the survey compensation data to our own compensation levels, regression analysis is used to adjust the survey compensation data for differences in revenue. This adjusted value is used as the basis of comparison of compensation between our company and the companies in the proxy peer group.

Generally, the compensation committee targets each component of compensation at a certain percentile of those companies surveyed. For our executive officers, each of base salary; total cash compensation, which includes base salary and target performance-based cash incentive compensation; and total direct compensation, which includes base salary, target performance-based cash incentive compensation and target long-term equity incentive compensation, approximates the third quartile. We believe compensation at this target level, vis-à-vis the companies surveyed, is appropriate given our record of performing above the average for our peer group; actual performance above or below each of the established targets results in actual compensation that is higher or lower than the target quartile. The compensation committee also considers factors such as company performance, individual performance, the expected future contributions, prior compensation and retention risk for each executive officer.

Elements of Compensation

Base Salary

While a large portion of our NEOs and other executive officers’ compensation is contingent upon meeting specified performance targets, we pay our executive officers a base salary as fixed compensation for their time, efforts and commitments throughout the year. To aid in attracting and retaining qualified executive officers, the compensation committee seeks to keep base salary competitive. In determining the appropriate base salary, the compensation committee also considers, among other factors, the nature and responsibility of the position and, to the extent available, salary norms for persons in comparable positions at comparable companies; the expertise of the individual; and the competitiveness in the market for the executive officer’s services. In 2009, the base salary for our NEOs and other executive officers was targeted at the third quartile of surveyed companies, as described above. Effective March 1, 2009, Mr. Heffernan’s base salary was increased upon his promotion to president and chief executive officer to $750,000, an amount which is below the third quartile for this position.

Annual Performance-Based Cash Incentive Compensation

Performance-based cash incentive compensation is paid to our NEOs and other executive officers pursuant to the Executive Annual Incentive Plan, which our board of directors adopted on March 31, 2005 and our stockholders approved on June 7, 2005. The purpose of performance-based cash incentive compensation is to provide an incentive to our NEOs and other executive officers to contribute to our annual growth and profitability objectives, to retain such executive officers and, where possible, to qualify for tax deductibility under Section 162(m) of the Internal Revenue Code. The Executive Annual Incentive Plan focuses on matching rewards with results and encourages executive officers to make significant contributions toward our financial results by providing a basic reward for reaching minimum expectations, plus an upside for reaching our aspirational goals.

Terms of Awards

Typically, base salary plus target performance-based non-equity incentive compensation, or total cash compensation, for our NEOs and other executive officers is targeted at the third quartile of surveyed companies, as described above. Each NEO and other executive officer has a target payout amount that approximates a percentage of his annualized base salary. Guided by our annual growth and profitability objectives, the payout of performance-based non-equity incentive plan compensation for our NEOs and other executive officers is generally contingent upon meeting line of business specific and/or corporate targets, which in 2009 were based on operating cash flow and cash EPS.

The company’s reported cash EPS was $5.16 for 2009, which would have resulted in a full payment of non-equity incentive plan compensation tied to that metric; however, the compensation committee exercised its discretion to reduce the incentive payout amounts attributable to the reported cash EPS performance, as well as the incentive payouts attributable to corporate operating cash flow, retail services revenue and retail services operating cash flow metrics for executive compensation purposes. The incentive payout reductions, which the compensation committee determined were appropriate given the financial performance of the retail credit services segment in 2009, reduced non-equity incentive plan compensation payouts for the 2009 performance year as set forth in the tables below. Similar downward discretion was applied with regard to equity compensation as discussed below under the caption “Long-Term Equity Incentive Compensation.”

The following tables set forth the individual calculations for the non-equity incentive plan compensation payouts for the 2009 performance year for each of our NEOs. The non-equity incentive plan compensation for each of Edward J. Heffernan and J. Michael Parks was based on the corporate performance targets and weightings set forth in the first table below; Ivan M. Szeftel’s non-equity incentive plan compensation was based on a combination of corporate and retail services performance targets and weightings set forth in the second table below; Bryan J. Kennedy’s non-equity incentive plan compensation was based on a combination of corporate and Epsilon marketing services performance targets and weightings set forth in the third table below; Bryan A. Pearson’s non-equity incentive plan compensation was based on a combination of corporate and loyalty services performance targets and weightings set forth in the fourth table below; and Michael D. Kubic’s non-equity incentive plan compensation was based on the non-executive committee corporate performance targets and weightings set forth in the fifth table below. Charles L. Horn was not eligible for non-equity incentive plan compensation in 2009. For each performance target, payout is determined on a fixed scale, ranging from 25% payout when a minimum 80% of the target is met, 100% payout when 100% of the target is met and a maximum 200% payout when the target is exceeded by 120% or more for the operating cash flow metric and ranging from 50% payout when a minimum 86% of the target is met, 100% payout when 100% of the target is met and a maximum 200% payout when the target is exceeded by 120% or more for the cash EPS metric. Establishing a maximum payout amount under our non-equity incentive plan helps deter excessive risk taking, while having a minimum payout amount that can be earned at a defined performance threshold encourages goal attainment. No payout is made for performance below the minimum threshold.

2009 Corporate Performance for the Non-Equity Incentive Plan

Components	Target Performance	Weighting	Performance	Achievement Level	Payout Level	Weighted Payout Level
Corporate Operating Cash Flow	$604,000,000	50%	$575,500,000	95.3%	83.8%	41.90%
Corporate Cash EPS	$5.15	50%	$5.08	98.5%	96.4%	48.20%

Total:		100%				90.10%

2009 Retail Services Performance for the Non-Equity Incentive Plan

Components	Target Performance	Weighting	Performance	Achievement Level	Payout Level	Weighted Payout Level
Corporate Cash EPS	$5.15	20%	$5.08	98.5%	96.4%	19.28%
Retail Services Revenue	$780,000,000	20%	$699,300,000	89.6%	63.5%	12.70%
Retail Services Operating Cash Flow	$340,000,000	60%	$294,500,000	86.6%	51.5%	30.90%

Total:		100%				62.88%

2009 Epsilon Marketing Services Performance for the Non-Equity Incentive Plan

Components	Target Performance	Weighting	Performance	Achievement Level	Payout Level	Weighted Payout Level
Corporate Cash EPS	$5.15	30%	$5.08	98.5%	96.4%	28.92%
Epsilon Marketing Services Revenue	$540,000,000	20%	$514,300,000	95.2%	83.2%	16.64%
Epsilon Marketing Services Operating Cash Flow	$113,000,000	50%	$109,700,000	97.0%	89.5%	44.75%

Total:		100%				90.31%

2009 Loyalty Services Performance for the Non-Equity Incentive Plan

Components	Target Performance		Weighting	Performance		Achievement Level	Payout Level	Weighted Payout Level
Corporate Cash EPS		$5.15	20%		$5.08	98.5%	96.4%	19.28%
Loyalty Services Revenue	C$	856,000,000	20%	C$	782,900,000	91.4%	70.1%	14.02%
Loyalty Services Operating Cash Flow	C$	174,000,000	60%	C$	178,900,000	103.0%	115.0%	69.00%

Total:			100%					102.30%

2009 Performance for the Non-Equity Incentive Plan for Corporate Non-Executive Committee Participants

Components	Target Performance	Weighting	Performance	Achievement Level	Payout Level		Weighted Payout Level
Corporate Operating Cash Flow	$604,000,000	100%	$582,500,000	96.4%	87.5	%(1)	87.50%

Total:		100%					87.50%

(1)	An individual performance factor is applied to half of the incentive compensation calculation for each non-executive committee participant in the non-equity incentive plan and thus the payout level for other participants will differ from this amount.

The target non-equity incentive plan compensation for each of Edward J. Heffernan, Bryan J. Kennedy, Michael D. Kubic, J. Michael Parks, Bryan A. Pearson and Ivan M. Szeftel is set forth in the first column of the following table and represents approximately 125%, 100%, 50%, 125%, 100% and 126% of their respective base salaries. The actual non-equity incentive plan payouts, prior to the exercise of discretion to increase or decrease such payouts by the chief executive officer or board of directors, are set forth in the final column of the following table.

	Target Non-Equity Incentive Plan Compensation	Weighted Payout	Actual Non-Equity Incentive Plan Compensation
Edward J. Heffernan	$937,500	90.10%	$844,688
Bryan J. Kennedy	$370,500	90.31%	$334,599
Michael D. Kubic	$150,000	87.50%	$131,250
J. Michael Parks	$1,111,500	90.10%	$1,001,462
Bryan A. Pearson(1)	$468,000	102.30%	$478,764
Ivan M. Szeftel	$622,440	62.88%	$391,390

(1)	Amounts for Mr. Pearson are shown in Canadian Dollars; in the Summary Compensation Table, this amount was converted to US Dollars using the prevailing exchange rate as of the last business day of 2009 of 0.9506 US Dollars per Canadian Dollar.

The compensation committee feels that operating cash flow and cash EPS performance measures are integral to achievement of our long-term growth and profitability objectives. However, when making awards, the compensation committee has discretion to select from numerous performance measures and may employ those performance measures it deems most appropriate for a given year. The selected performance measures may differ from year to year, and may also include any of the following: revenue, annual return on capital, net earnings, annual earnings per share, annual cash flow provided by operations, funds from operations, funds from operations per share, operating income, before or after tax income, cash available for distribution, cash available for distribution per share, return on equity, return on assets, share price performance, improvements in our attainment of expense levels, implementation or completion of critical projects, improvement in cash flow or (before or after tax) earnings and attainment of strategic business criteria or total shareholder return.

We set applicable operating cash flow and cash EPS targets at relatively high levels with respect to our past performance. While performance targets have frequently been achieved, we are a young company with historically high rates of growth. As we encounter a recessionary economy and continue to challenge our lines of business to grow and expand our client base, these performance targets have become increasingly challenging for our executive officers to obtain and will continue to encourage sustained above industry-average growth. Additional details about the Executive Annual Incentive Plan are included below under the caption “Plans or Agreements Governing Certain Elements of Executive Compensation.”

In addition, each year a maximum allowable payout of 110% of each executive officer’s annual incentive target, expressed as a percentage of the executive officer’s base salary, is established. Our chief executive officer has the discretion, as authorized by the compensation committee, to adjust each payout of performance-based non-equity incentive compensation, within the maximum allowable, up or down by up to 10%; however, the chief executive officer does not have the authority to make any such adjustments to his own payout amount. The board of directors has the discretion to adjust his payout of performance-based non-equity incentive compensation, within the maximum allowable, up or down by up to 10%. In determining whether and to what extent to make such adjustments, the chief executive officer or the board of directors, as applicable, typically considers the value provided by the relevant executive officer, as demonstrated by the challenges addressed and particular expertise required of such executive officer during the fiscal year. Mr. Heffernan, in his sole discretion, deemed his exercise of this authority to adjust the non-equity incentive compensation of each of Messrs. Kennedy and Pearson for 2009 upwards by 10% and 6%, respectively, appropriate in light of our fiscal year 2009 performance that included a return to growth in revenue, adjusted EBITDA, income from continuing operations, income from continuing operations per diluted share and cash earnings per diluted share despite the continuing crises in the financial markets and the general economy in both the United States and globally throughout 2009.

More specifically, Mr. Kennedy led the Epsilon marketing services segment to the strongest quarter in its history in the fourth quarter of 2009, including the signing or renewal of several key Epsilon clients. Following this adjustment, Mr. Kennedy requested and the compensation committee approved an approximate 9.8% reduction ($36,125) to his non-equity incentive compensation so that he would not benefit from certain cost cutting measures undertaken at Epsilon during the fiscal year. Mr. Pearson also led the loyalty services segment to a strong rebound quarter in 2009 and in their international expansion through an investment in a Brazilian loyalty coalition. The board of directors also exercised its authority to round the non-equity incentive compensation of Mr. Heffernan for 2009 upwards from $844,688 to $850,000 in light of our performance as described above and the contributions of Mr. Heffernan in his new role as president and chief executive officer of the company.

Long-Term Equity Incentive Compensation

We grant long-term equity incentive awards to encourage retention and foster a focus on long-term results, as well as to align the interests of our executive officers with those of our stockholders. In granting these awards, the compensation committee may establish such restrictions, performance measures and targets as it deems appropriate. Generally, awards of long-term equity incentive compensation pay out only upon attainment of a threshold level of pre-determined performance targets, such as cash EPS, revenue, operating cash flow or EBITDA growth, or continued employment of an executive officer.

Typically, total direct compensation, which includes base salary, target performance-based cash incentive compensation and target long-term equity incentive compensation, for our NEOs and other executive officers is targeted at the third quartile of surveyed companies, as described above. In determining the size of long-term equity incentive awards, the compensation committee generally also considers, among other factors, the value of total direct compensation for comparable positions in comparable companies, company and individual performance against strategic plans, the number and value of stock options and restricted stock or restricted stock unit awards previously granted, the allocation of overall equity awards attributed to our executive officers relative to all equity awards and the relative proportion of long-term incentives within the total direct compensation mix.

We currently grant long-term equity incentive compensation to the executive officers pursuant to our 2005 Long Term Incentive Plan and have granted long-term equity incentive compensation that remains outstanding under our prior equity plans, both the 2003 Long Term Incentive Plan and the Amended and Restated Alliance Data Systems Corporation and its Subsidiaries Stock Option and Restricted Stock Plan. Each of the three plans permit the board of directors to delegate all or a portion of its authority under the plan to the compensation committee, and the board of directors has done so except for purposes of awards to the chief executive officer.

Terms of Awards

After taking into consideration the market trend away from options in favor of full value shares and reviewing the long-term incentive practices of our comparator groups, we believe that an equity mix of performance-based restricted stock units and time-based restricted stock units provides a conservative and balanced approach. The portion granted in time-based restricted stock units is intended to provide not only some stability in our equity program and increase retention, but also to promote wealth accumulation by ensuring direct alignment with stockholders through our executives’ stock holdings. The portion granted in performance-based restricted stock units, whose vesting criteria are tied to selected components of our financial performance, is intended to focus and incentivize our executives to deliver exceptional performance. Performance-based restricted stock unit grants may be subject to both performance criteria and time-based restrictions to vest. With very limited exceptions, the executive officer must be employed by us at the time of vesting to receive the award.

The average of the high and low prices on the New York Stock Exchange during the trading hours on the date of grant is utilized as the basis for determining the specific number of either time-based or performance- based restricted stock or restricted stock unit awards. We granted restricted stock awards under our equity plans through February 2006 and have granted exclusively restricted stock unit awards since that time, and we do not anticipate granting restricted stock awards in the future.

Awards granted during 2008

In 2008, due to the termination of the proposed transaction with affiliates of the Blackstone Group, our board of directors did not determine long-term equity incentive compensation for our NEOs and other executive officers until April 23, 2008. During the pendency of that transaction, a private-equity model compensation plan, including equity participation over a three-year horizon, had been designed and presented to our key managers, including our NEOs. Based on the expectations set by the private-equity model and with the assistance of our external executive compensation consultant, we sought to replicate some of the key features of that model, including to the extent practicable the target award amounts, within the parameters of our 2005 Long Term Incentive Plan and our long-term financial plan as a public company. In accordance with these guidelines, our board of directors and compensation committee approved equity grants for our NEOs and other executive officers, which were awarded on April 28, 2008. The intent of the awards was to cover a three-year performance period. By front-loading three years’ worth of grants, the April 2008 long-term equity incentive compensation awards were designed to promote retention and to provide for a more leveraged payout opportunity over annual grants for the same period, but also increased the risks associated with locking in performance criteria at the beginning of the three-year period, including the risk that shortly into the performance period a significant, unforeseen change could occur in the market. The long-term equity compensation awards granted to our NEOs in April 2008 consisted of 55% performance-based restricted stock units and 45% time-based restricted stock units, each with a three-year vesting period.

Time-based restricted stock and time-based restricted stock unit awards granted to our executive officers typically vest ratably over a three year period. The performance-based restricted stock units granted in 2008 are scheduled to vest as to 33% of the awards in each of February 2009 and 2010, and on 34% of the awards in February 2011, provided that (1) the executive officer is employed by us at each such time and (2) we meet pre-determined operating cash flow targets for the applicable performance period. The three performance periods are April 1, 2008 to December 31, 2008, January 1, 2009 to December 31, 2009 and January 1, 2010 to December 31, 2010; the applicable operating cash flow targets are $477 million, $725 million and $823 million, respectively. In the event that our operating cash flow for any of the three individual performance periods is less than the operating cash flow target for such performance period, but we still meet or exceed the cumulative three-period operating cash flow target of $2,025 million, the awards will vest in February 2011 for those performance-based restricted stock units that did not previously vest. The performance-based restricted stock unit award for the 2008 performance period vested in February 2009 based on achievement of operating cash flow of $497.9 million for that period. By the end of the third quarter of 2008, a financial crisis triggered by a liquidity shortfall in the United States banking system emerged, resulting in the collapse of major financial institutions, the failure of many businesses, downturns in stock markets around the globe, a significant decline in economic activity and the intervention and incurrence of substantial financial commitments by many governments. While the company has continued to perform well despite the economic downturn, our results have nonetheless been affected by this crisis. In the first quarter of 2009, we determined that due to the ongoing economic crisis it was no longer probable that the specified operating cash flow targets associated with the performance-based restricted stock units granted in April 2008 for either the individual 2009 and 2010 performance periods or the three-year cumulative period would be achieved. On October 1, 2009, substantially all individual agreements for our 2008 performance-based restricted stock unit awards were amended to reflect that if the award vests any payments shall be made in cash.

Awards granted during 2009

Based on the desire to continue to motivate, retain and fairly compensate our executive officers for their leadership during this period of economic downturn, our board of directors and compensation committee approved new one-year 100% performance-based equity grants for our NEOs and other executive officers, which were awarded on February 23, 2009. The performance-based restricted stock units granted in 2009 are scheduled to vest as to 33% of the awards in each of February 2010 and 2011, and on 34% of the awards in February 2012, provided that (1) the executive officer is employed by us at each such time and (2) we meet a pre-determined cash EPS growth target for fiscal year 2009 of 10% cash EPS growth to achieve a minimum 50% of the target award, which then increases on a fixed scale with up to 100% of the target award obtained by achieving 17% cash EPS growth. Establishing a maximum payout amount under our long-term equity incentive plan helps deter excessive risk taking, while having a minimum payout amount that can be earned at a defined performance threshold encourages goal attainment. No payout is made for performance below the minimum threshold.

Performance-based equity grants for 2009 were made to the following NEOs:

Name	Performance-Based Restricted Stock Units	Total Equity Value (on Grant Date)
Edward J. Heffernan	60,000	$1,663,200

Bryan J. Kennedy(1)	40,000	$1,107,800

Michael D. Kubic	10,000	$277,200

Bryan A. Pearson	40,000	$1,108,800

Ivan M. Szeftel	45,000	$1,247,400

(1)	Mr. Kennedy was awarded 30,000 performance-based restricted stock units on February 23, 2009 and an additional 10,000 performance-based restricted stock units on March 2, 2009.

The 2009 performance-based equity grants for each of Messrs. Heffernan, Kennedy, Pearson and Szeftel were targeted at the third quartile of surveyed companies, with an additional amount granted to Mr. Heffernan in consideration of his promotion to president and chief executive officer effective March 1, 2009. Mr. Kubic’s 2009 performance-based equity grant was also made in part in consideration of his role as interim chief financial officer during 2009. Mr. Parks did not receive a 2009 performance-based equity grant.

Our reported cash EPS was $5.16 for 2009, which would have resulted in a full vesting of the 2009 performance-based restricted stock unit awards; however, the compensation committee exercised its discretion to reduce this amount such that the 2009 performance-based restricted stock unit awards vested at 88%. The compensation committee determined that the downward adjustment was appropriate for the executive officers given the financial performance of the retail credit services segment in 2009.

On February 23, 2009, in connection with his promotion to executive vice president and president, Epsilon, Mr. Kennedy was awarded a grant of 22,347 time-based restricted stock units with a full grant date fair value of $619,459, 50% of which will vest on February 23, 2010 and 50% of which will vest on February 23, 2011, provided that Mr. Kennedy is still employed by us on such dates. On March 27, 2009, as part of his transition agreement, Mr. Parks was awarded a grant of 52,000 time-based restricted stock units with a full grant date fair value of $1,889,680, 50% of which will vest on March 1, 2011 and 50% of which will vest on March 1, 2012. Please see a complete description of the terms applicable to Mr. Parks’ service as executive chairman beginning March 1, 2009 in “Transition Agreement” below. On December 12, 2009, in connection with his employment as executive vice president and chief financial officer, Mr. Horn was awarded a grant of 4,896 time-based restricted stock units with a full grant date fair value of $315,302, 33% of which will vest on each of December 21, 2010 and December 21, 2011 and 34% of which will vest on December 21, 2012, provided that Mr. Horn is still employed by us on such dates.

Awards granted during 2007

Stock option and restricted stock unit awards granted in 2007 were also granted pursuant to the 2005 Long Term Incentive Plan. The exercise price for stock options granted in 2007 is the fair market value of our common stock on the date of the grant, which, according to the terms of each of our equity plans, is equal to the average of the high and low prices on the New York Stock Exchange during the trading hours on the date of grant. The stock options vest ratably over three years and expire ten years after the date of grant, if unexercised. Annual awards of time-based restricted stock units granted in 2007 and 2008 vest ratably over a three year period. The annual awards of performance-based restricted stock units granted in 2007 vested in February 2008 based on the cash EPS growth in 2007 with the number of shares ultimately received determined on a fixed scale with a minimum cash EPS growth rate of 10% necessary to receive a minimum 50% of the award, 18% cash EPS growth to receive 100% of the award, and at least 36% cash EPS growth to receive a maximum 200% of the award. These target growth rates were selected to emulate long-term historical S&P 500 performance at the 50th, 75th and 90th percentiles, respectively. For purposes of this calculation, cash EPS included stock-based compensation expense, net of tax. Based on our 2007 cash EPS growth of 20.9%, in February 2008 our NEOs received 111% of the annual performance-based restricted stock unit awards granted in 2007.

Special Awards

On January 31, 2007, the compensation committee and the board of directors approved a special award for certain of our NEOs and other executive officers, including Messrs. Heffernan and Szeftel, designed to retain and incent these NEOs and other executive officers, consistent with stockholder value, in recognition of our proven track record of success attributable to continuity in our executive leadership and the performance of those executive officers. This special award consists of 50% cash and 50% into a fixed number of performance-based restricted stock units on a three-year, back-end loaded vesting schedule of 25%, 25% and 50%. The cash portion of this special award is governed by the Executive Annual Incentive Plan and the performance-based restricted stock unit portion of the special award is governed by the 2005 Long Term Incentive Plan, each as described below. The special awards are structured to meet the deductibility requirements of Internal Revenue Code Section 162(m).

The performance criterion to achieve full vesting of these special awards was meeting a 5% cash EPS growth hurdle, equating to at least $3.30 cash EPS for 2007, and such criterion was met. Therefore, the first 25% of this special award vested on February 21, 2008, the second 25% vested on February 23, 2009 and the final 50% vested on February 22, 2010.

The performance criteria used in determining the amount of each grant involved a target dollar value of each special award calculated as a percentage of three times one year’s total target cash compensation (base salary plus target cash incentive compensation) for each individual. The compensation committee determined that business needs and other retention considerations warranted differentiating among the individuals receiving the special awards. The target dollar value (which was translated 50% into a fixed number of restricted stock units and 50% into a cash component) granted to each recipient officer was determined based on:

•	the relative contributions of the individual to the company’s performance;

•

the retention risk of the individual as a result of leadership transition issues, performance expectations associated with the company’s high-growth business model, outside demand for talent, wealth accumulation from vested equity, and the desire for portfolio diversification;

•	parity issues; and

•	leadership succession planning objectives and alternatives for the coming 36 months.

Based on management’s recommendations and the compensation committee’s consideration of the foregoing factors, the compensation committee deemed the following awards appropriate:

Name	# of Performance-Based Restricted Stock Units	Cash
Edward J. Heffernan	20,966	$1,350,000
Ivan M. Szeftel	21,354	$1,375,000

Mr. Heffernan’s special award of $2,700,000 was approximately 105% of three times his one year target total cash compensation of $2,520,000, based in large measure on performance against certain key performance objectives, specifically his leadership of significant strategic planning initiatives for the company, as well as internal and external compensation parity issues. Mr. Szeftel’s special award of $2,750,000 was approximately 90% of three times his one year target total cash compensation of $3,105,000, based primarily on his performance against the high-growth model for his line of business, including 10.5% revenue growth and 28% adjusted EBITDA growth over the prior year.

Perquisites

With limited exceptions, the compensation committee’s policy is to provide personal benefits and perquisites to our NEOs and other executive officers that are substantially similar to those offered to our other associates at or above the level of vice president. The personal benefits and perquisites that may be available in addition to those available to our other associates include enhanced life insurance, long-term disability benefits, an annual physical, company contributions to the Executive Deferred Compensation Plan, travel and related expenses for spouses in connection with company events, and in certain cases, commuting and living expenses. For additional information about the perquisites given to our NEOs in 2009, see the Summary Compensation Table below.

Reasonability of Compensation

In determining appropriate compensation levels, during the course of 2009 the compensation committee reviewed all forms of executive compensation and balances in equity, retirement and nonqualified deferred compensation plans, including base salary, performance-based cash incentive compensation, long-term equity incentive awards, ratios of vested to unvested equity previously granted to our executive officers, realized stock option gains, realizable amounts from equity previously granted to our executive officers, the company’s contributions to the Alliance Data Systems 401(k) and Retirement Savings Plan and Executive Deferred Compensation Plan, life insurance and long-term disability premiums and the value of any perquisites received for the 2009 performance year. Based on company performance in 2009 and in prior years, and other applicable factors and known information, including the market data provided by our external executive compensation consultant, the compensation committee, and the board of directors with respect to the chief executive officer, have each determined that the total 2009 compensation paid to our executive officers was reasonable and not excessive. As previously reported, our fiscal year 2009 financial performance included a slight year-over-year decrease of three percent in both revenue and income from continuing operations per diluted share, a 10% decrease in adjusted EBITDA and a 17% increase in cash earnings per diluted share as we fought through recession-related headwinds of approximately $160 million, or $1.75 per share, in credit losses, foreign exchange translation losses and an interest-only strip grow over resulting from the continuing crises in the financial markets and the general economy in both the United States and globally. For 2009, base salary, target total cash compensation (base salary plus target performance-based cash incentive compensation), and target total direct compensation (base salary plus target performance-based cash incentive compensation plus target long-term equity incentive compensation) for our executive officers, which excludes Mr. Kubic, were each within our targeted position of the third quartile.

Tax Considerations

Section 162(m) of the Internal Revenue Code limits the tax deduction to $1 million for compensation paid to each of certain executive officers of public companies. The compensation committee has considered these requirements and believes that the Executive Annual Incentive Plan and certain grants made under the Amended and Restated Alliance Data Systems Corporation and its Subsidiaries Stock Option and Restricted Stock Plan, the 2003 Long Term Incentive Plan and the 2005 Long Term Incentive Plan meet the requirement that they be “performance-based” and, therefore, compensation paid to our executive officers pursuant to the terms of these plans would generally be exempt from the limitations on deductibility. Our present intention is to comply with Section 162(m) unless the compensation committee determines that compliance in a particular instance would not be in our best interest.

Termination Following a Change in Control

We believe that executive performance generally may be hampered by distraction, uncertainty and other activities in the event of an actual or threatened change in control event. In order to reduce such adverse effects and encourage fair treatment of our NEOs and other executive officers in connection with any such change in control event, we entered into change in control agreements with our NEOs and several of our other executive officers in September 2003.

Qualifying Terminations

Payouts under the change in control agreement are triggered upon a qualifying termination, defined in the change in control agreement as: (1) termination by the executive officer for good reason within two years of a change in control event; or (2) termination of the executive officer by the company without cause within two years of a change in control event. A termination of the executive officer’s employment due to disability, retirement or death will not constitute a qualifying termination. We believe that this “double trigger” approach is appropriate, whereby an executive officer will only receive payout under a change in control agreement following both a change in control and a subsequent termination under the enumerated circumstances.

Pursuant to the change in control agreement, “cause” for termination includes: (1) material breach of an executive officer’s covenants or obligations under any applicable employment agreement or offer letter or any other agreement for services or non-compete agreement; (2) continued failure after written notice from the company or any applicable affiliate to satisfactorily perform assigned job responsibilities or to follow the reasonable instructions of the executive officer’s superiors, including, without limitation, the board of directors; (3) commission of a crime constituting a felony (or its equivalent) under the laws of any jurisdiction in which we or any of our applicable affiliates conducts business or other crime involving moral turpitude; or (4) material violation of any material law or regulation or any policy or code of conduct adopted by the company or engaging in any other form of misconduct which, if it were made public, could reasonably be expected to adversely affect the business reputation or affairs of the company or of an affiliate. The board of directors, in good faith, will determine all matters and questions relating to whether the executive officer has been discharged for cause. Pursuant to the change in control agreement, “good reason” for termination by the executive officer includes the occurrence of any of the following events, in each case without the executive officer’s consent: (1) lessening of the executive officer’s responsibilities; (2) a reduction of at least five percent in the executive officer’s annual salary and/or incentive compensation; or (3) the company’s requiring the executive officer to be based anywhere other than within 50 miles of the executive officer’s place of employment at the time of the occurrence of the change in control, except for reasonably required travel to the extent substantially consistent with the executive officer’s business travel obligations as in existence at the time of the change in control. If an executive is party to an employment agreement, offer letter or any other agreement for services with us that contains a definition for either “cause” or “good reason” and that agreement is in effect at the time of termination of employment, the definition in that agreement will prevail over the definition contained in the change in control agreement described here.

Payments and Benefits Following a Qualifying Termination

Upon a qualifying termination, the executive officer will be paid all earned and accrued salary due and owing to the executive officer, a pro-rata portion of the executive officer’s target bonus, continued medical, dental and hospitalization coverage for a pre-determined period, as described below, other benefits due under benefit plans, all accrued and unpaid vacation and a severance amount. The severance amount is equal to two times the sum of the executive officer’s current base salary and target cash incentive compensation. Any severance amounts to which the executive officer is entitled will be paid in a lump sum within thirty days of execution by the executive officer of a general release. If an executive officer ceases to be actively employed following a change in control, he or she will receive the value of his or her deferred compensation account, if any, no earlier than six months following the end of the quarter in which the termination occurred, unless the executive officer dies before that time.

After a qualifying termination, the executive officer and his or her dependents are eligible to receive equivalent medical, dental and hospitalization coverage and benefits as provided to the executive officer immediately prior to the change in control event or qualifying termination. Such coverage and benefits will continue for a period of 24 months following a qualifying termination. The change in control agreement further provides that if any payments or benefits that the executive officer receives are subject to the “golden parachute” excise tax imposed under Section 4999 of the Internal Revenue Code, the executive officer will be entitled to a “gross-up” payment so that the executive officer is placed in the same after-tax position as if no excise tax had been imposed.

Change of Control—Impact on Outstanding Equity

In the event of a change in control, all equity awards made to the executive officer that remain outstanding generally remain subject to the terms and conditions set forth in any governing plan or award documents applicable to the equity awards. Our equity plans provide that our board of directors may accelerate vesting of stock options and restricted stock or restricted stock units in the event of a change in control. Further, in the event of a qualifying termination within twelve months of a change in control event, all restrictions on stock options and restricted stock or restricted stock units will lapse. Stock options will be exercisable following a qualifying termination until the earlier of the end of the option term or the end of the one year period following a qualifying termination.

Other General Terms of the Change in Control Agreement

The change in control agreement provides a mechanism to resolve disputes, does not constitute a contract of employment, and automatically renews every three years unless we provide 90 days advance written notice of our intent to terminate. If an executive officer becomes entitled to a severance amount under a change in control agreement, such executive officer will not be entitled to severance payments under any other agreement or arrangement, including any employment agreement.

Termination for Cause—Impact on Outstanding Equity

Upon termination of an executive officer for cause, all unexercised options granted to the executive officer will immediately be forfeited. If an executive officer terminates employment for any other reason, including retirement, death or disability, but excluding a qualifying termination in connection with a change in control event, as described above, the executive officer may, for a limited time period, exercise those options that were exercisable immediately prior to his or her termination of employment. All unvested shares of restricted stock or restricted stock units granted to an executive officer will be forfeited upon that executive officer’s termination of employment for any reason other than a qualifying termination in connection with a change in control event, as described above.

Distribution of Deferred Compensation

If an executive officer ceases to be actively employed, retires or becomes disabled, he or she will receive the value of his or her deferred compensation account, if any, no earlier than six months following the end of the quarter in which the termination occurred, unless the executive officer dies before that time. In the event of termination due to death, the balance of the account will be distributed in one lump sum to the executive officer’s designated beneficiary.

Plans or Agreements Governing Certain Elements of Executive Compensation

2005 Long Term Incentive Plan

The 2005 Long Term Incentive Plan provides for awards of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units and other performance-based awards to selected officers, associates, non-employee directors and consultants performing services for us or any of our affiliates. The 2005 Long Term Incentive Plan is an omnibus plan that gives us flexibility to adjust to changing market forces. The 2005 Long Term Incentive Plan was adopted by our board of directors on March 31, 2005 and approved by our stockholders on June 7, 2005. On June 13, 2005, we filed a Registration Statement on Form S-8, File No. 333-125770, with the SEC to register an additional 4,750,000 shares of common stock, par value $0.01 per share, that may be issued and sold under the 2005 Long Term Incentive Plan. As of December 31, 2009, as a result of grants made under all of our equity plans, there were 2,480,690 shares of common stock subject to outstanding options at a weighted average exercise price of $36.05, 1,139,011 shares of time-based restricted stock or time-based restricted stock units, and 1,726,757 shares of performance-based restricted stock or performance-based restricted stock units granted to associates. Please see “Proposal Two: Approval of the

2010 Omnibus Incentive Plan” for a reconciliation of the number of shares subject to outstanding awards and the number of shares available for future grants under our equity compensation plans and programs that have been previously approved by stockholders as of March 31, 2010.

The 2005 Long Term Incentive Plan is administered by the compensation committee, which has full and final authority to make awards, establish the terms thereof, and administer and interpret the 2005 Long Term Incentive Plan in its sole discretion unless authority is specifically reserved to the board of directors under the 2005 Long Term Incentive Plan, our certificate of incorporation or bylaws, or applicable law. Any action of the compensation committee with respect to the 2005 Long Term Incentive Plan will be final, conclusive and binding on all persons. The compensation committee may delegate certain responsibilities to our officers or managers. The board of directors may delegate, by a resolution adopted by the board of directors, authority to one or more of our officers to do one or both of the following: (1) designate the officers and employees who will be granted awards under the 2005 Long Term Incentive Plan; and (2) determine the number of shares subject to specific awards to be granted to such officers and employees.

The number of shares that may be delivered upon the exercise of incentive stock options may not exceed 4,000,000. During any calendar year no participant under the 2005 Long Term Incentive Plan may be granted awards of more than 500,000 shares of stock, subject to adjustments. We may reserve for the purposes of the 2005 Long Term Incentive Plan, out of our authorized but unissued shares of stock or out of shares of stock reacquired by us in any manner, or partly out of each, such number of shares of stock as shall be determined by the board of directors. In addition, any shares of stock that were not issued under our predecessor stock plans, including shares subject to awards that may have been forfeited under our predecessor stock plans, may be the subject of awards granted under the 2005 Long Term Incentive Plan. The maximum number of shares of stock available for awards shall be reduced by the number of shares in respect of which the award is granted or denominated. If any stock option is exercised by tendering shares either actually or by attestation, as full or partial payment of the exercise price, the maximum number of shares available shall be increased by the number of shares so tendered. Shares of stock allocable to an expired, canceled, settled or otherwise terminated portion of an award may again be the subject of awards granted thereunder. In addition, any shares of stock withheld for payment of taxes may be the subject of awards granted under this plan and the number of shares equal to the difference between the number of stock appreciation rights exercised and the number of shares delivered upon exercise shall again be available for awards. Upon termination of an executive officer for cause, all unexercised options granted to such executive officer shall immediately be forfeited. If an executive officer terminates employment for any other reason, including retirement, death or disability but excluding a qualifying termination following a change in control event, such executive officer may, for a limited time period, exercise those options that were exercisable immediately prior to such termination of employment. All unvested shares of restricted stock or restricted stock units granted to an executive officer will be forfeited upon that executive officer’s termination of employment for any reason other than a qualifying termination following a change in control event. Additional information regarding change in control events is set forth under the caption “Potential Payments upon Termination or Change in Control.” On September 24, 2009, our board of directors amended the 2005 Long Term Incentive Plan to provide that, in addition to settlement in shares of our common stock or other securities, equity awards may be settled in cash.

The 2005 Long Term Incentive Plan provides for awards of incentive stock options to any person employed by us or by any of our affiliates. The exercise price for incentive stock options granted under the 2005 Long Term Incentive Plan may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an employee who owns 10% or more of our common stock, the exercise price of that stock option may not be less than 110% of the fair market value of our common stock on the date of grant. The 2005 Long Term Incentive Plan also provides for awards of nonqualified stock options to any officers, employees, non-employee directors or consultants performing services for us or our affiliates. The exercise price for nonqualified stock options granted under the 2005 Long Term Incentive Plan may not be less than 100% of the fair market value of our common stock on the date of grant. Under the 2005 Long Term Incentive Plan, stock options generally vest one-third per year over three years and terminate on the tenth anniversary of the date of grant. The 2005 Long Term Incentive Plan gives our board of directors discretion to determine the vesting provisions of each individual stock option. In the event of a change in control, this plan provides that our board of directors may provide for accelerated vesting of stock options.

The compensation committee is authorized under the 2005 Long Term Incentive Plan to grant restricted stock or performance share awards with restrictions that may lapse over time or upon the achievement of specified performance targets, or both. Restrictions may lapse separately or in such installments as the compensation committee may determine. A participant granted restricted stock or performance shares shall have the stockholder rights as may be set forth in the applicable agreement, including, for example, the right to vote the restricted stock or performance shares.

The compensation committee is authorized under the 2005 Long Term Incentive Plan to grant restricted stock unit awards. Until all restrictions upon restricted stock units granted to a participant shall have lapsed, the participant may not be a stockholder of us, nor have any of the rights or privileges of a stockholder of us, including rights to receive dividends and voting rights with respect to the restricted stock units. We will establish and maintain a separate account for each participant who has received an award of restricted stock units, and such account will be credited for the number of restricted stock units granted to such participant. Restricted stock unit awards granted under the 2005 Long Term Incentive Plan may vest at such time or times and on such terms and conditions as the compensation committee may determine. The agreement evidencing the award of restricted stock units will set forth any such terms and conditions. As soon as practicable after each vesting date of an award of restricted stock units, payment will be made in either shares of our common stock, other securities or cash (based upon the fair market value of our common stock on the day all restrictions lapse).

The compensation committee is also authorized under the 2005 Long Term Incentive Plan to grant stock appreciation rights, known as SARs. The exercise price per SAR shall be determined by the compensation committee and may not be less than the fair market value of a share of stock on the date of grant. The full or partial exercise of SARs that provide for stock settlement shall be made only by a written notice specifying the number of SARs with respect to which the award is being exercised. Upon the exercise of SARs, the participant is entitled to receive an amount in shares determined by multiplying (a) the appreciation value by (b) the number of SARs being exercised, minus the number of shares withheld for payment of taxes. The compensation committee may limit the number of shares that may be delivered with respect to any award of SARs by including such a limit in the agreement evidencing SARs at the time of grant.

Following certain significant corporate events, unusual and non-recurring corporate events or following changes in applicable laws, regulations or accounting principles, the compensation committee has the authority under both the 2005 Long Term Incentive Plan and the 2003 Long Term Incentive Plan to waive performance conditions relating to an award and to make adjustments to any award that the compensation committee feels is appropriate. Further, the compensation committee may reduce payout amounts under performance-based awards if, in the discretion of the compensation committee, such a reduction is appropriate. The compensation committee may not, however, increase the payout amount for any such performance-based award. In addition, these plans do not permit stock options to be “repriced” at a lower exercise price, or otherwise modified or amended in such a manner that would constitute a “repricing.” Under both the 2005 Long Term Incentive Plan and the 2003 Long Term Incentive Plan, the compensation committee has the authority to cancel or require repayment of an award in the event a participant or former participant breaches any non-solicitation agreement entered into with the company. Under the Amended and Restated Alliance Data Systems Corporation and its Subsidiaries Stock Option and Restricted Stock Plan, the board of directors or delegated committee thereof has the right to amend any stock option or restricted stock or restricted stock unit award granted to a participant, in most cases subject to the participant’s written consent.

Executive Annual Incentive Plan

Each covered employee (as defined in Section 162(m) of the Internal Revenue Code), executive officer that reports directly to our chief executive officer and any other key employees who are selected by our compensation committee may participate in the Executive Annual Incentive Plan. The Executive Annual Incentive Plan is administered by the compensation committee, which has full and final authority to: (1) select participants; (2) grant awards; (3) establish the terms and conditions of the awards; (4) notify the participants of such awards and the terms thereof; and (5) administer and interpret the Executive Annual Incentive Plan in its full discretion. The compensation committee may delegate certain responsibilities to our officers, one or more members of the compensation committee or the board of directors.

The compensation committee will establish the performance target(s) for each performance award, consisting of one or more business criteria permitted as performance measures, one or more target levels of performance with respect to each such performance measure, and the amount or amounts payable or other rights that the participant will be entitled to upon achievement of such target levels of performance. More than one performance target may be incorporated into an award, in which case achievement with respect to each performance target may be assessed individually or in combination with each other. Performance targets shall be objective and shall otherwise meet the requirements of Section 162(m) of the Internal Revenue Code. Performance targets may differ for performance awards granted to any one participant or to different participants. No participant may be granted awards in excess of $5.0 million in any calendar year.

Under the Executive Annual Incentive Plan, the compensation committee has the authority to reduce or eliminate an award to a participant after a termination or a reduction in duties and may adjust performance targets or awards to take into account certain significant corporate events or in response to changes in relevant accounting or other rules and regulations. Further, the board of directors or the compensation committee, if so designated by the board of directors, has authority to amend, modify or suspend the Executive Annual Incentive Plan and the terms and provisions of any award granted thereunder that has not yet been paid. No such changes were made to any awards granted to our executive officers with respect to the 2009 performance year.

Under Section 409A of the Internal Revenue Code, certain awards granted under the Executive Annual Incentive Plan could be determined to be deferred compensation and subject to a 20% excise tax if the terms of the awards do not meet the requirements of Section 409A of the Internal Revenue Code and any regulations or guidance issued thereunder. To the extent applicable, the Executive Annual Incentive Plan is intended to comply with Section 409A of the Internal Revenue Code. To that end, the compensation committee will interpret and administer the Executive Annual Incentive Plan in accordance with Section 409A of the Internal Revenue Code. In addition, any Executive Annual Incentive Plan provision that is determined to violate the requirements of Section 409A of the Internal Revenue Code will be void and without effect, and any provision that Section 409A of the Internal Revenue Code requires that is not expressly set forth in the Executive Annual Incentive Plan will be deemed to be included in the Executive Annual Incentive Plan, and the Executive Annual Incentive Plan will be administered in all respects as if any such provision were expressly included in the Executive Annual Incentive Plan. In addition, the timing of payment of certain awards will be revised as necessary for compliance with Section 409A of the Internal Revenue Code. The compensation committee will establish the duration of each performance period at the time that it sets the performance targets applicable to that performance period. Performance period shall mean a calendar year or such shorter or longer period as designated by the compensation committee.

Executive Deferred Compensation Plan

We adopted an amended and restated Executive Deferred Compensation Plan in December 2007, to be effective as of January 1, 2008. Our original Executive Deferred Compensation Plan was adopted in December 2004 as a successor to our former Supplemental Executive Retirement Plan, a substantially similar deferred compensation plan. The purpose of the Executive Deferred Compensation Plan is to help participants maximize their pre-tax savings and company contributions that are otherwise restricted due to tax limitations. To be eligible to participate in the Executive Deferred Compensation Plan, an individual must: (1) be a regular, full-time U.S. employee of ADS Alliance Data Systems, Inc., one of our wholly owned subsidiaries; (2) receive a base salary equal to or greater than $150,000 on an annual basis, or have received total compensation on an annual basis of at least $170,000 as of December 31, 2003 and have not fallen below that amount in any subsequent year; and (3) be a participant in the Alliance Data Systems 401(k) and Retirement Savings Plan. The Executive Deferred Compensation Plan allows the participant to contribute:

•	up to 50% of eligible compensation on a pre-tax basis;

•	any pre-tax 401(k) contributions that would otherwise be returned because of reaching the statutory limit under Section 415 of the Internal Revenue Code; and

•	any retirement savings plan contributions for compensation in excess of the statutory limits.

At the time of enrollment, a participant may direct the company to withhold a percentage of the participant’s base salary and also, provided the enrollment is effective no later than April 1st of the applicable year, the performance-based cash incentive compensation earned for services performed in the year but paid in the following year. The percentage selected for each type of compensation is determined by the participant and may be any whole number percentage up to 50%. A participant may not revoke, change or terminate an election to make contributions to the Executive Deferred Compensation Plan at any time following the end of the applicable enrollment period. In addition, we will allocate to the participant any contributions to the Alliance Data Systems 401(k) and Retirement Savings Plan that would otherwise have been returned to the participant as a result of the limit imposed by the Internal Revenue Code on such 401(k) contributions. This allocation includes non-matching retirement contributions and discretionary profit-sharing contributions to the Alliance Data Systems 401(k) and Retirement Savings Plan that were similarly restricted. Loans are not available under the Executive Deferred Compensation Plan. Contributions made under the Executive Deferred Compensation Plan are unfunded and subject to the claims of our creditors, with participants having the status of an unsecured creditor with respect to our obligation to make benefit payments.

Each participant is 100% vested in his or her own contributions. A participant becomes 100% vested in the retirement savings plan contributions after achieving three years of vesting service under the Alliance Data Systems 401(k) and Retirement Savings Plan. In the event of a change in control, as defined under the Executive Deferred Compensation Plan, participants will be 100% vested in their retirement savings plan contributions, and we will establish a rabbi trust to which we will contribute sufficient assets to fully fund all accounts under the Executive Deferred Compensation Plan. The assets in the rabbi trust will remain subject to the claims of our creditors. Account balances accrue interest at a rate that is established and adjusted periodically by the committee of management that administers the Executive Deferred Compensation Plan.

A participant who is actively employed generally may not withdraw or otherwise access any amounts credited under the Executive Deferred Compensation Plan. However, at the time a participant elects to make elective contributions, that participant may elect to have all contributions made pursuant to that election for that year distributed as of January 1 of any subsequent year, subject however, to any restriction imposed under Internal Revenue Code Section 409A. The distribution shall be made within 60 days of January 1 of the specified year or, if earlier, the date required in the event of cessation of employment, retirement or disability, as described below. Furthermore, amounts may be withdrawn in the event of an “unforeseeable emergency,” within the meaning of Internal Revenue Code Section 409A(a)(2)(B)(ii). Any such early withdrawal must be approved by the committee of management administering the Executive Deferred Compensation Plan and may not exceed the amount necessary to meet the emergency, taking into account other assets available to the participant, as well as any taxes incurred as a result of the distribution. If the committee of management administering the Executive Deferred Compensation Plan approves a distribution on this basis, the distribution shall be made as soon as practicable thereafter; and the participant’s right to make elective contributions shall be suspended until the first day of the following year, subject to enrollment procedures. If a participant ceases to be actively employed, retires or becomes disabled, the participant will receive the value of his or her account within 90 days after he or she became eligible for the distribution unless the participant is a “specified participant” under Internal Revenue Code Section 409A, in which case the distribution will be paid on the date that is six months and one day after the date of separation, unless the “specified participant” dies before that time. Under current Internal Revenue Code Section 409A, each of our NEOs is considered a “specified participant.” In the event of termination due to death, the balance of the account will be distributed in one lump sum to the participant’s designated beneficiary within 90 days after the date of the participant’s death. A distribution from the Executive Deferred Compensation Plan is taxed as ordinary income and is not eligible for any special tax treatment. The Executive Deferred Compensation Plan is designed and administered to comply with the Internal Revenue Code Section 409A regulations.

Canadian Supplemental Executive Retirement Plan

We adopted the Canadian Supplemental Executive Retirement Plan in June 2009, to be effective as of January 1, 2009. The purpose of the Canadian Supplemental Executive Retirement Plan is to help participants maximize company contributions that are otherwise restricted due to statutory limitations. To be eligible to participate in the Canadian Supplemental Executive Retirement Plan, an individual must: (1) be a full-time Canadian employee of LoyaltyOne, Inc., one of our wholly-owned subsidiaries; (2) be in a vice president or higher position that has been designated as a member of a group of “key executives”; and (3) be a participant in the LoyaltyOne, Inc. RRSP. All contributions to the Canadian Supplemental Executive Retirement Plan are made by LoyaltyOne, Inc. in an amount equal to the maximum employer contributions which would be made to the participant’s DPSP account if the maximum contribution provisions of the Income Tax Act (Canada) were not applicable, less actual employer contributions to the participant’s DPSP account.

Contributions made under the Canadian Supplemental Executive Retirement Plan are unfunded and subject to the claims of our creditors, with participants having the status of an unsecured creditor with respect to our obligation to make benefit payments. A participant becomes 100% vested in the Canadian Supplemental Executive Retirement Plan contributions after achieving one year of vesting service, which may be the same year of vesting service under the DPSP. In the event of a change in control, as defined under the Canadian Supplemental Executive Retirement Plan, participants will be 100% vested in the Canadian Supplemental Executive Retirement Plan contributions. Account balances are credited or debited, as applicable, at least annually with deemed investment earnings or losses calculated assuming one hundred percent of the participant’s account were invested in the balanced funds provided as an investment option under the DPSP or such alternative investment funds as may be determined by the LoyaltyOne, Inc. retirement council from time to time.

A participant who is actively employed generally may not withdraw or otherwise access any amounts credited under the Canadian Supplemental Executive Retirement Plan. If a participant ceases to be actively employed other than due to the participant’s death or termination for cause, retires or becomes disabled, the participant will receive the value of his or her account, less applicable withholding taxes, within 90 days after he or she became eligible for the distribution. In the event of termination due to death, the balance of the account will be distributed in one lump sum, less applicable withholding taxes, to the participant’s designated beneficiary within 90 days after the date LoyaltyOne, Inc. receives formal notification of the participant’s death. In the event of a participant’s termination of employment for cause as defined in the Canadian Supplemental Executive Retirement Plan, participant will forfeit the balance of their account, whether vested or unvested. A distribution from the Canadian Supplemental Executive Retirement Plan is taxed as ordinary income and is not eligible for any special tax treatment.

Alliance Data Systems 401(k) and Retirement Savings Plan

The Alliance Data Systems 401(k) and Retirement Savings Plan is a defined contribution plan that is qualified under Section 401(k) of the Internal Revenue Code of 1986. Contributions made by associates or by us to the 401(k) and Retirement Savings Plan, and income earned on these contributions, are not taxable to associates until withdrawn from the 401(k) and Retirement Savings Plan. The 401(k) and Retirement Savings Plan covers U.S. employees, who are at least 21 years old, of ADS Alliance Data Systems, Inc., one of our wholly-owned subsidiaries, and any other subsidiary or affiliated organization that adopts this 401(k) and Retirement Savings Plan. We, and all of our U.S. subsidiaries, are currently covered under the 401(k) and Retirement Savings Plan.

We amended our 401(k) and Retirement Savings Plan effective January 1, 2008 to better benefit the majority of our associates. The 401(k) and Retirement Savings Plan is an IRS-approved safe harbor plan design that eliminates the need for most discrimination testing. Eligible associates can participate in the 401(k) and Retirement Savings Plan immediately upon joining us and after six months of employment begin receiving company matching contributions. In addition, seasonal or “on-call” associates must complete a year of eligibility service before they may participate in the 401(k) and Retirement Savings Plan. On the first three percent of savings, we match dollar-for- dollar. An additional fifty cents for each dollar an associate contributes is matched for savings of more than three percent and up to five percent of pay. All company matching contributions are immediately vested. In addition to the company match, we may make an additional annual contribution based on our profitability. This contribution, subject to board of director approval, is based on a percentage of pay and is subject to a separate three-year vesting schedule.

In 2007, 2008 and 2009, we made regular matching contributions under the 401(k) and Retirement Savings Plan as described in the preceding paragraph, and an additional discretionary contribution was approved by our board of directors in an amount equal to approximately 1.65%, 1.27% and 0%, respectively, of the participant’s compensation (as defined in the 401(k) and Retirement Savings Plan) during the 2007, 2008 and 2009 plan year, which amount may be integrated with the Social Security wage base to the extent permitted under Section 401(l) of the Code. The discretionary contribution vests in full upon achieving three years of service for participants with less than three years of service. All of these contributions vest immediately if the participating associate has more than three years of service, attains age 65, becomes disabled, dies or if the 401(k) and Retirement Savings Plan terminates.

On July 20, 2001, we registered 1,500,000 shares of our common stock for issuance in accordance with our 401(k) and Retirement Savings Plan pursuant to a Registration Statement on Form S-8, File No. 333-65556. As of March 31, 2010, 900,938 of such shares remain available for issuance.

Registered Retirement Savings Plan and Deferred Profit Sharing Plan (LoyaltyOne, Inc.)

The LoyaltyOne, Inc. Registered Retirement Savings Plan and Locked-in Retirement Account, or RRSP, is a group retirement savings plan registered with the Canada Revenue Agency. Contributions made by associates on their behalf or on behalf of their spouse to the RRSP, and income earned on these contributions, are not taxable to associates until withdrawn from the RRSP. Associate contributions may not exceed the overall maximum allowed by the Income Tax Act (Canada); the maximum tax-deductible RRSP contribution is set by the Canada Revenue Agency each year. The Deferred Profit Sharing Plan, or DPSP, is a legal trust registered with the Canada Revenue Agency. Eligible full-time associates can participate in the RRSP after three months of employment and eligible part-time associates after six months of employment. Associates become eligible to receive company matching contributions into the DPSP on the first day of the calendar quarter beginning January 1, April 1, July 1 or October 1 next following twelve months of employment. On the first five percent of savings, we match dollar-for-dollar. Contributions made to the DPSP reduce an associate’s maximum contribution amounts to the RRSP under the Income Tax Act (Canada) for the following year. All company matching contributions into the DPSP vest after receipt of two continuous years of DPSP contributions.

Employment Agreements

We generally do not enter into employment agreements with our associates. However, in connection with some of our acquisitions we have entered into agreements with selected key individuals to ensure the success of the integration of the acquisition and long-term business strategies. Further, we previously entered into an employment agreement with Mr. Szeftel, as described below, to ensure his retention throughout the early stages of our growth. The employment agreement with Mr. Szeftel is generally no longer applicable except for certain severance or benefits in the event of a termination other than a qualifying termination following a change in control, as set forth in the tables below under the caption “Potential Payments upon Termination or Change in Control” as of December 31, 2009.

Ivan M. Szeftel. We entered into an employment agreement with Mr. Szeftel dated May 4, 1998 pursuant to which he serves as the president of our retail services business. The agreement provides that Mr. Szeftel is entitled to receive a minimum annual base salary of $325,000, subject to increases based on annual reviews. Under the agreement, we granted Mr. Szeftel options to purchase 111,111 shares of our common stock at an exercise price of $9.00 per share, all of which have been exercised. Mr. Szeftel is entitled to participate in our 401(k) and Retirement Savings Plan, our Executive Annual Incentive Plan and any other benefits as provided to our other executive officers.

Transition Agreement

We entered into a transition agreement with Mr. Parks on March 27, 2009, pursuant to which Mr. Parks agreed to continue as an executive officer and a member of our executive committee of management through November 30, 2010. Subsequently, on December 10, 2009, the board of directors and Mr. Parks agreed that the leadership succession plan was complete and Mr. Parks stepped down as executive chairman of the board of directors. As the final step of the leadership succession plan, on April 2, 2010, Mr. Parks resigned from the board of directors.

The transition agreement provided that Mr. Parks was paid for 2009 an annual base salary at the rate of $889,200, with a non-equity incentive plan compensation target payout of 125% of base salary, where 50% of such target award is contingent on the company meeting a 2009 operating cash flow target of $604 million and 50% is contingent on the company meeting a 2009 cash EPS target of $5.15 (as such metrics have been defined by the board of directors) to be paid in February 2010 when non-equity incentive plan compensation is paid to our executive committee of management. Actual payout of the non-equity incentive plan compensation will be based on a predetermined scale applicable to each target, ranging from 25% payout (for operating cash flow) or 50% (for cash EPS) when a minimum percentage of the target is met, 100% payout when 100% of the target is met and a maximum 200% payout when the target is exceeded. Please see “Annual Performance-Based Cash Incentive Compensation” regarding 2009 performance and calculation of the February 2010 payment received by Mr. Parks.

The transition agreement further provides that for the period January 1, 2010 through November 30, 2010, Mr. Parks will be paid $842,000. From January 1, 2009 through November 30, 2010, Mr. Parks will receive all perquisites he received during 2008 as our chief executive officer and will continue to be eligible to participate in all benefit plans in which he could participate during 2009. We will provide each of Mr. Parks and his spouse certain health benefits through age 65.

The transition agreement also imposes confidentiality, non-solicitation and non-competition restrictions and other restrictive covenants on Mr. Parks through November 30, 2014 in exchange for (1) a cash payment in February 2011 targeted at $877,500, with targets established by the board of directors and compensation committee for the year 2010, with actual payout based on a pre-determined scale, consistent with that established for the chief executive officer and our executive committee of management; and (2) a grant of 52,000 time-based restricted stock units, 50% of which will vest on March 1, 2011 and 50% of which will vest on March 1, 2012.

Any time-based restricted stock and time-based restricted stock units scheduled to vest prior to March 31, 2012 will continue to vest on their existing schedule through March 31, 2012. Any time-based restricted stock or time-based restricted stock units granted prior to March 31, 2009 that are unvested as of March 31, 2012 will be forfeited. Any restricted stock or restricted stock units for which performance restrictions have not been met as of March 31, 2012 will be forfeited. Mr. Parks’ options to acquire shares of the company’s common stock that are or will become vested on or prior to November 30, 2010 shall be exercisable until the later of March 31, 2012 or the date following Mr. Parks’ termination of service on the board of directors, as specified in the company’s long-term equity incentive compensation plans, in each case subject to expiration. Any options that are unvested as of November 30, 2010 will be forfeited.

Mr. Parks’ employment agreement, effective March 10, 1997, and all previously existing non-compete, non-solicitation and confidentiality obligations are superseded by the transition agreement.

Indemnification Agreements

We have entered into indemnification agreements with each of our NEOs and other executive officers so that they may serve the company without undue concern for their protection in connection with their services. Under these indemnification agreements, if a current or former executive officer is made a party or is threatened to be made a party, as a witness or otherwise, to any threatened, pending or completed action, suit, inquiry or other proceeding by reason of any action or inaction on his part while acting on behalf of the company, the board of directors may approve payment or reimbursement of properly documented expenses, including judgments, fines, penalties, attorneys’ fees and other costs reasonably incurred by the executive officer in connection with such proceeding, to the extent not paid by applicable insurance policies. This indemnification only applies to the extent permitted by Delaware general corporation law, and the company will not be liable for damages or judgments: (1) based upon or attributable to the executive officer gaining any personal profit or advantage to which the executive officer was not legally entitled; (2) with respect to an accounting of profits made from the purchase or sale by the executive officer of securities of the company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended; or (3) resulting from an adjudication that the executive officer committed an act of active and deliberate dishonesty with actual dishonest purpose and intent, which act was material to the cause of action adjudicated.

Non-GAAP Performance Measures for 2009

As described above, certain performance-based compensation for 2009 was dependent, in part, upon the attainment of operating cash flow and cash EPS targets as defined herein. Operating cash flow is a non-GAAP financial measure equal to operating EBITDA minus capital expenditures. Operating EBITDA is a non-GAAP financial measure equal to income from continuing operations, the most directly comparable GAAP financial measure, plus stock compensation expense, provision for income taxes, interest expense-net, gain/loss on the sale of assets-net, merger and other costs, depreciation and other amortization and amortization of purchased intangibles plus the change in deferred revenue and the change in redemption settlement assets, as adjusted for foreign currency changes. Cash earnings is a non-GAAP financial measure equal to income/(loss) from continuing operations, the most directly comparable GAAP financial measure, plus stock compensation expense, amortization of purchased intangibles, (gain)/loss on the sale of assets, merger and other costs, adjusted for the related income tax benefit or expense for these non-GAAP measure adjustments. Cash EPS represents cash earnings divided by the weighted average diluted shares outstanding.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

The following tables and accompanying narratives set forth the compensation paid to our chief executive officer, chief financial officer and the next three most highly paid executive officers, as well as our former chief executive officer and our former interim chief financial officer, for the fiscal years ended December 31, 2007, 2008 and 2009.

Summary Compensation Table

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)(5)	Total ($)
Edward J. Heffernan	2009	$719,615	$5,312	$1,663,200	—	$844,688	$42,026		$46,203	$3,321,044
President and Chief Executive Officer	2008	$442,000	$51,011	$10,564,785	—	$510,098	$31,337		$58,031	$11,657,262
	2007	$425,000	$63,189	$3,147,267	$398,288	$631,890	$10,339		$53,150	$4,729,123

Charles L. Horn	2009	$34,615	—	$315,302	—	—	—		—	$349,917
Executive Vice	2008	—	—	—	—	—	—		—	—
President and Chief Financial Officer	2007	—	—	—	—	—	—		—	—

Bryan J. Kennedy	2009	$382,500	$33,459	$1,727,259	—	$298,475	$1,819		$33,809	$2,477,321
Executive Vice	2008	$337,700	—	$3,732,300	—	$257,028	$1,181		$39,534	$4,367,743
President and President, Epsilon	2007	$324,231	—	$261,816	$127,469	$285,000	$330		$39,734	$1,038,580

Michael D. Kubic	2009	$305,754	—	$277,200	—	$131,250	$7,986		$30,757	$752,947
Senior Vice President,	2008	$266,324	—	$2,016,969	—	$121,224	$6,735		$32,223	$2,443,475
Corporate Controller and Chief Accounting Officer and Interim Chief Financial Officer	2007	$256,035	—	$163,588	$79,668	$157,373	$2,428		$32,705	$691,797

J. Michael Parks	2009	$889,200	—	$1,889,680	—	$1,001,462	$107,098		$948,998	$4,836,438
Former Chief	2008	$936,000	$128,606	$10,564,785	—	$1,286,064	$104,244		$59,272	$13,078,971
Executive Officer	2007	$900,000	$100,000	$2,469,881	$1,083,380	$1,635,863	$45,286		$68,928	$6,303,338

Bryan J. Pearson(6)	2009	$444,881	$33,459	$1,108,800	—	$455,113	$4,222	(7)	$130,510	$2,176,985
Executive Vice	2008	$399,395	$31,845	$7,923,616	—	$391,218	—		$59,978	$8,806,052
President and President, LoyaltyOne	2007	$458,502	—	$1,162,623	$121,085	$406,288	—		$53,176	$2,201,674

Ivan M. Szeftel	2009	$513,000	—	$1,247,400	—	$391,390	$45,336		$76,622	$2,273,748
Executive Vice	2008	$494,000	$14,939	$10,564,785	—	$298,771	$40,016		$86,218	$11,498,729
President and President, Retail Credit Services	2007	$475,000	$75,560	$3,298,927	$454,068	$755,606	$14,851		$98,343	$5,172,355

(1)	On March 1, 2009, our board of directors implemented a leadership succession plan. On December 10, 2009, the board of directors and J. Michael Parks agreed that the leadership succession plan was complete, Mr. Parks stepped down as executive chairman of the board of directors, and the board elected Robert A. Minicucci to serve as non-executive chairman of the board. As the final step in the leadership succession plan, on April 2, 2010, Mr. Parks resigned from the board of directors. On December 7, 2009, Charles L. Horn joined us as executive vice president and chief financial officer. Effective February 2010, the board of directors appointed Laura Santillan as senior vice president and chief accounting officer, and approved the separation of Michael D. Kubic who, until then, served as our senior vice president, corporate controller and chief accounting officer and who also served as our interim chief financial officer from March 1, 2009 until December 7, 2009.
(2)	This column includes amounts deferred pursuant to the Executive Deferred Compensation Plan. In 2009, $122,335 was deferred by Mr. Heffernan and $30,780 was deferred by Mr. Szeftel; in 2008, $79,560 was deferred by Mr. Heffernan, $7,990 was deferred by Mr. Kubic, and $39,520 was deferred by Mr. Szeftel; in 2007, $63,750 was deferred by Mr. Heffernan, $5,121 was deferred by Mr. Kubic, and $47,500 was deferred by Mr. Szeftel.
(3)	Amounts in this column represent discretionary increases to Non-Equity Incentive Plan Compensation granted to the executive officers by the chief executive officer, in his sole discretion, and with regard to the chief executive officer, discretionary increases to Non-Equity Incentive Plan Compensation granted by the board of directors, in its sole discretion.
(4)

This column includes amounts deferred pursuant to the Executive Deferred Compensation Plan. In 2009, $143,597 was deferred by Mr. Heffernan, $15,750 was deferred by Mr. Kubic, and $39,139 was deferred by Mr. Szeftel; in 2008, $91,818 was deferred by

Mr. Heffernan, $14,547 was deferred by Mr. Kubic, and $23,902 was deferred by Mr. Szeftel; in 2007, $94,784 was deferred by Mr. Heffernan, $18,885 was deferred by Mr. Kubic, and $75,561 was deferred by Mr. Szeftel.

(5)	See the All Other Compensation table below for further information regarding amounts included in this column.
(6)	Amounts included for Mr. Pearson are shown in US Dollars but were paid to Mr. Pearson in Canadian Dollars. To convert the amounts paid to US Dollars, we used the prevailing exchange rate as of the last business day of the applicable year (for 2009 amounts, an exchange rate of 0.9506 US Dollars per Canadian Dollar; for 2008 amounts, an exchange rate of 0.8218 US Dollars per Canadian Dollar; and for 2007 amounts, an exchange rate of 1.01936 US Dollars per Canadian Dollar).
(7)	This amount represents the deemed investment earnings (losses) credited to Mr. Pearson pursuant to the terms of the LoyaltyOne, Inc. Canadian Supplemental Executive Retirement Plan (“LoyaltyOne SERP”), which became effective on January 1, 2009.

The amounts reported in the Stock Awards and Option Awards columns reflect the dollar amount, without any reduction for risk of forfeiture, of the estimate of the aggregate compensation cost to be recognized over the service period as of the grant date under FASB ASC Topic 718; amounts for 2007 and 2008 have been restated to conform to this new presentation. These amounts may not correspond to the actual value that will be realized by the NEOs. To see the value of awards made to the NEOs in 2009, see the Fiscal Year 2009 Grants of Plan Based Awards table below. Awards included in the Stock Awards and Option Awards columns were granted pursuant to the 2005 Long Term Incentive Plan. Additional details are included above under the caption “Long-Term Equity Incentive Compensation.”

The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the amounts earned and paid to each NEO in February 2008, 2009 and 2010 for 2007, 2008 and 2009 performance, respectively, under the Executive Annual Incentive Plan. For the 2009 performance year, these amounts are the actual amounts earned under the awards described in the Fiscal Year 2009 Grants of Plan-Based Awards table below. These payout amounts were computed in accordance with the pre-determined formula for the calculation of performance-based cash incentive compensation and the applicable weightings as set forth above in the Compensation Discussion and Analysis.

The amounts reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column consist entirely of above-market earnings on compensation deferred pursuant to the Executive Deferred Compensation Plan, as described below following the Nonqualified Deferred Compensation table. Above-market earnings represent the difference between market interest rates determined pursuant to SEC rules and the 8.5% annual interest rate credited by the company on contributions during 2009.

All Other Compensation

Name	Year	Registrant Contributions to 401(k) or Other Retirement Savings Plans		Registrant Contributions to Deferred Compensation Plans		Life Insurance Premiums	Medical and Dental Insurance Premiums		Disability Insurance Premiums		Other		Perquisites and Personal Benefits
Edward J. Heffernan	2009	$14,069		$17,249		$587	$12,257		$83		—		$1,958	(1)
	2008	$15,574		$25,575		$371	$11,470		$83		—		$4,958
	2007	$14,816		$24,739		$583	$10,999		$55		—		$1,958
Charles L. Horn	2009	—		—		—	—		—		—		—
	2008	—		—		—	—		—		—		—
	2007	—		—		—	—		—		—		—
Bryan J. Kennedy	2009	$14,069		$7,088		$312	$12,257		$83		—		—
	2008	$15,016		$12,680		$285	$11,470		$83		—		—
	2007	$14,816		$13,254		$470	$11,139		$55		—		—
Michael D. Kubic	2009	$14,069		$4,100		$248	$12,257		$83		—		—
	2008	$15,016		$5,425		$229	$11,470		$83		—		—
	2007	$14,816		$6,356		$339	$11,139		$55		—		—
J. Michael Parks	2009	$8,589		$18,364		$741	$6,418		$83		$906,622	(2)	$8,181	(3)
	2008	$16,456		$25,575		$786	$6,008		$83		—		$10,364
	2007	$14,816		$34,693		$570	$11,139		$55		—		$7,655
Bryan A. Pearson(4)	2009	$9,981	(5)	$31,207	(6)	—	$59,308	(7)	$8,589	(8)	$7,659	(9)	$13,766	(10)
	2008	— (11)		—		—	$34,757		$7,416		$64		$17,741
	2007	— (11)		—		—	$34,676		$9,210		$79		$9,211
Ivan M. Szeftel	2009	$14,069		$18,364		$415	$12,257		$83		—		$31,434	(12)
	2008	$15,715		$25,575		$415	$11,470		$83		—		$32,960
	2007	$14,816		$34,693		$652	$10,999		$55		—		$37,128

(1)	This amount represents $1,958 in supplemental life insurance premiums.
(2)	Pursuant to the terms of Mr. Parks’ transition agreement discussed under the captions “Plans or Agreements Governing Certain Elements of Executive Compensation” and “Transition Agreement” above, the amounts included in this column are to be paid or reimbursed in 2010 and later, but are included here due to Mr. Parks’ resignation as executive chairman. These amounts include $842,000 to be paid from January 2010 through November 2010 as well as $2,145 in supplemental life insurance premiums for 2010; $7,902 in personal use of a country club membership for 2010; $741 in life insurance premiums for 2010; $83 in disability insurance premiums for 2010; and $53,751 in medical and dental insurance premiums for Mr. Parks and his spouse, each through age 65. The amounts for medical, dental, life and disability insurance premiums are estimates based on 2009 actuals.
(3)	This amount includes $2,145 in supplemental life insurance premiums, personal use of a country club membership and $2,085 in travel and related expenses for his spouse in connection with company events.
(4)	Amounts included for Mr. Pearson are shown in US Dollars but were paid to Mr. Pearson in Canadian Dollars. To convert the amounts paid to US Dollars, we used the prevailing exchange rate as of the last business day of the applicable year (for 2009 amounts, an exchange rate of 0.9506 US Dollars per Canadian Dollar; for 2008 amounts, an exchange rate of 0.8218 US Dollars per Canadian Dollar; and for 2007 amounts, an exchange rate of 1.01936 US Dollars per Canadian Dollar).
(5)	This amount represents the company’s contributions to Mr. Pearson’s account pursuant to the LoyaltyOne Defined Profit Sharing Plan (“LoyaltyOne DPSP”).
(6)	This amount represents the company’s contributions to Mr. Pearson’s account pursuant to the LoyaltyOne SERP.
(7)	This amount includes medical and dental insurance premiums, $50,496 in required employer health tax, and a wellness program for emergency medical assistance outside of Canada.
(8)	This amount includes both short-term and long-term disability insurance premiums.
(9)	This amount represents travel insurance policies and $7,586 in reimbursements for US income taxes paid to Mr. Pearson and a corresponding gross-up to offset additional Canadian income taxes due from Mr. Pearson as a result of this payment. Because Mr. Pearson resides in Canada and has responsibilities in both Canada and the US, Mr. Pearson is subject to income taxes in both the US and Canada. Any credit received by Mr. Pearson against his Canadian income taxes as a result of this payment will be due and owing to us by Mr. Pearson.
(10)	This amount includes $8,590 in supplemental life insurance premiums, $2,406 in company subsidized parking, personal use of a country club membership and $2,012 in travel and related expenses for his spouse in connection with company events. Each of these items were either reimbursed directly to Mr. Pearson or directly paid on behalf of Mr. Pearson.
(11)	Mr. Pearson did not participate in the LoyaltyOne Registered Retirement Savings Plan during 2007 and 2008; hence, no company contributions to his account pursuant to the terms of the LoyaltyOne DPSP.
(12)	This amount includes $5,389 in supplemental life insurance premiums, $23,234 in commuting and housing expenses and $2,811 in travel and related expenses for his spouse in connection with company events. Each of these items were either reimbursed directly to Mr. Szeftel or directly paid on behalf of Mr. Szeftel.

Fiscal Year 2009

Grants of Plan-Based Awards

The following table provides information about equity and non-equity awards granted to the NEOs in 2009, including performance-based cash incentive compensation awards and restricted stock unit awards. Each award is shown separately for each NEO, with the corresponding vesting schedule for each equity award in the footnotes following this table.

Name	Grant Date	Date Authorized by the Board of Directors or Compensation Committee (relative to option awards)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)				All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- Lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Closing Market Price on Grant Date (relative to option awards)	Full Grant Date Fair Value of Equity Awards Granted in 2009
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
Edward J. Heffernan	2/23/09						60,000	(3)						$1,663,200
Edward J. Heffernan			$234,375	$937,500	$1,875,000
Charles L. Horn	12/21/09						4,896	(4)						$315,302
Bryan J. Kennedy	2/23/09						22,347	(5)						$619,459
Bryan J. Kennedy	2/23/09						30,000	(6)						$831,600
Bryan J. Kennedy	3/2/09						10,000	(7)						$276,200
Bryan J. Kennedy			$97,500	$390,000	$780,000
Michael D. Kubic	2/23/09						10,000	(8)						$277,200
Michael D. Kubic			$37,500	$150,000	$300,000
J. Michael Parks	3/27/09						52,000	(9)						$1,889,680
J. Michael Parks			$277,875	$1,111,500	$2,223,000
Bryan A. Pearson	2/23/09						40,000	(10)						$1,108,800
Bryan A. Pearson(11)			$111,220	$444,881	$889,762
Ivan M. Szeftel	2/23/09						45,000	(12)						$1,247,400
Ivan M. Szeftel			$155,610	$622,440	$1,244,880

(1)	Awards shown in this column were granted pursuant to the Executive Annual Incentive Plan. Actual payout amounts of these awards have already been determined and were paid in February 2010, and are included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above.
(2)	Full grant date fair value of equity awards granted in 2009 is computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718 and reflects the total amount of the award to be spread over the applicable vesting period. The amount recognized for financial reporting purposes under ASC 718 of the target awards granted is included in the Stock Awards and Option Awards columns of the Summary Compensation Table above.
(3)	The award is for 60,000 shares of common stock represented by performance-based restricted stock units, which could be adjusted down at the time of vesting. On 2/23/10, 88% of the original award of 60,000 performance-based restricted stock units granted on 2/23/09, or 52,800 units, were earned and the restrictions on 17,424 units lapsed. The restrictions will lapse on 17,424 units on 2/23/11 and on 17,952 units on 2/23/12.
(4)	The award is for 4,896 shares of common stock represented by time-based restricted stock units. The restrictions will lapse on 1,615 shares on 12/21/10, on 1,616 shares on 12/21/11 and on 1,665 shares on 12/21/12.
(5)	The award is for 22,347 shares of common stock represented by time-based restricted stock units. The restrictions lapsed on 11,173 shares on 2/23/10 and will lapse on 11,174 shares on 2/23/11.
(6)	The award is for 30,000 shares of common stock represented by performance-based restricted stock units, which could be adjusted down at the time of vesting. On 2/23/10, 88% of the original award of 30,000 performance-based restricted stock units granted on 2/23/09, or 26,400 units, were earned and the restrictions on 8,712 units lapsed. The restrictions will lapse on 8,712 units on 2/23/11 and on 8,976 units on 2/23/12.
(7)	The award is for 10,000 shares of common stock represented by performance-based restricted stock units, which could be adjusted down at the time of vesting. On 2/23/10, 88% of the original award of 10,000 performance-based restricted stock units granted on 3/2/09, or 8,800 units, were earned and the restrictions on 2,904 units lapsed. The restrictions will lapse on 2,904 units on 2/23/11 and on 2,992 units on 2/23/12.
(8)	The award is for 10,000 shares of common stock represented by performance-based restricted stock units, which could be adjusted down at the time of vesting. On 2/23/10, 88% of the original award of 10,000 performance-based restricted stock units granted on 2/23/09, or 8,800 units, were earned and the restrictions on 2,904 units lapsed. The restrictions will lapse on 2,904 units on 2/23/11 and on 2,992 units on 2/23/12.
(9)	The award is for 52,000 shares of common stock represented by time-based restricted stock units. The restrictions will lapse on 26,000 shares on each of 3/1/11 and 3/1/12.
(10)	The award is for 40,000 shares of common stock represented by performance-based restricted stock units, which could be adjusted down at the time of vesting. On 2/23/10, 88% of the original award of 40,000 performance-based restricted stock units granted on 2/23/09, or 35,200 units, were earned and the restrictions on 11,616 units lapsed. The restrictions will lapse on 11,616 units on 2/23/11 and on 11,968 units on 2/23/12.

(11)	Amounts included for Mr. Pearson are shown in US Dollars but were paid to Mr. Pearson in Canadian Dollars. We used an exchange rate of 0.9506 US Dollars per Canadian Dollar, which was the prevailing exchange rate as of December 31, 2009, the last business day of the year, to convert the amounts paid to US Dollars.
(12)

The award is for 45,000 shares of common stock represented by performance-based restricted stock units, which could be adjusted down at the time of vesting. On 2/23/10, 88% of the original award of 45,000 performance-based restricted stock units granted on 2/23/09, or 39,600 units, were earned and the restrictions on 13,068 units lapsed. The restrictions will lapse on 13,068 units on 2/23/11 and on 13,464 units on 2/23/12.

Fiscal Year 2009

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of stock options and restricted stock units by the NEOs. This table includes unexercised and unvested stock options and unvested restricted stock units. Each equity award is shown separately for each NEO, with the corresponding vesting schedule for each award in the footnotes following this table.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Edward J. Heffernan	28,699				$24.03	6/23/13
Edward J. Heffernan	34,735				$31.38	2/2/14
Edward J. Heffernan	19,337				$41.32	2/3/15
Edward J. Heffernan	21,482				$43.01	2/13/16
Edward J. Heffernan	10,047	5,176	(2)		$63.35	2/21/17
Edward J. Heffernan							58,528	(3)	$3,780,324
Edward J. Heffernan							68,844	(4)	$4,446,634
Edward J. Heffernan							60,000	(5)	$3,875,400
Edward J. Heffernan										10,483	(6)	$677,097
Charles L. Horn							4,896	(7)	$316,233
Bryan J. Kennedy	15,000				$43.20	11/17/14
Bryan J. Kennedy	7,724				$43.01	2/13/16
Bryan J. Kennedy	3,215	1,657	(8)		$63.35	2/21/17
Bryan J. Kennedy							42,951	(9)	$2,774,205
Bryan J. Kennedy							24,321	(10)	$1,570,893
Bryan J. Kennedy							30,000	(11)	$1,937,700
Bryan J. Kennedy							10,000	(12)	$645,900
Michael D. Kubic	1				$12.00	6/8/11
Michael D. Kubic	11,000				$31.38	2/2/14
Michael D. Kubic	11,000				$41.32	2/3/15
Michael D. Kubic	4,472				$43.01	2/13/16
Michael D. Kubic	2,009	1,036	(13)		$63.35	2/21/17
Michael D. Kubic							11,194	(14)	$723,020
Michael D. Kubic							13,144	(15)	$848,971
Michael D. Kubic							10,000	(16)	$645,900
J. Michael Parks	47,888				$12.00	6/7/11
J. Michael Parks	106,203				$24.03	6/23/13
J. Michael Parks	129,291				$31.38	2/2/14
J. Michael Parks	58,626				$41.32	2/3/15
J. Michael Parks	64,572				$43.01	2/13/16
J. Michael Parks	27,329	14,079	(17)		$63.35	2/21/17
J. Michael Parks							114,312	(18)	$7,383,412
J. Michael Parks							68,844	(19)	$4,446,634

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Bryan A. Pearson	8,000				$24.03	6/23/13
Bryan A. Pearson	16,000				$31.38	2/2/14
Bryan A. Pearson	20,000				$41.32	2/3/15
Bryan A. Pearson	12,346				$41.32	2/3/15
Bryan A. Pearson	7,724				$43.01	2/13/16
Bryan A. Pearson	3,054	1,574	(20)		$63.35	2/21/17
Bryan A. Pearson							42,915	(21)	$2,771,880
Bryan A. Pearson							51,633	(22)	$3,334,975
Bryan A. Pearson							40,000	(23)	$2,583,600
Ivan M. Szeftel	42,528				$24.03	6/23/13
Ivan M. Szeftel	42,103				$31.38	2/2/14
Ivan M. Szeftel	27,113				$41.32	2/3/15
Ivan M. Szeftel	29,859				$43.01	2/13/16
Ivan M. Szeftel	11,454	5,901	(24)		$63.35	2/21/17
Ivan M. Szeftel							58,836	(25)	$3,800,217
Ivan M. Szeftel							68,844	(26)	$4,446,634
Ivan M. Szeftel							45,000	(27)	$2,906,550
Ivan M. Szeftel										10,677	(28)	$689,627

(1)	Market values of the restricted stock unit awards shown in this table are based on the closing market price of our common stock as of December 31, 2009, which was $64.59, and assumes the satisfaction of the applicable vesting conditions.
(2)	These 5,176 options subsequently vested on 2/21/10.
(3)	Stock units subject to time-based restrictions. The restrictions subsequently lapsed on 29,944 units on 2/21/10; the restrictions are scheduled to lapse on 28,584 units in February 2011.
(4)	Stock units subject to performance-based restrictions. The restrictions may lapse on 33,908 units in February 2010 and on 34,936 units in February 2011 contingent on meeting a corporate operating cash flow target for each of the 2009 and 2010 performance periods. The restrictions may lapse on any unvested units in February 2011 based on a cumulative three-period corporate operating cash flow target. In March 2009, the Company determined that it was no longer probable that the operating cash flow targets associated with these performance-based restricted stock units would be achieved. As a result, these performance-based restricted stock units are not expected to vest and the award agreement was amended in October 2009 to reflect that if vesting occurs, they will be paid in cash.
(5)

Stock units subject to performance-based restrictions. On 2/23/10, 88% of the original award of 60,000 performance-based restricted stock units granted on 2/23/09, or 52,800 units, were earned and the restrictions on 17,424 units lapsed. The restrictions will lapse on 17,424 units on 2/23/11 and on 17,952 units on 2/23/12.

(6)	Stock units subject to performance-based restrictions. On 2/21/10, based on meeting a cash EPS growth hurdle for 2007, the restrictions lapsed on 10,483 units.
(7)	Stock units subject to time-based restrictions. The restrictions are scheduled to lapse on 1,615 units on 12/21/10, on 1,616 units on 12/21/11 and on 1,665 units on 12/21/12.
(8)	These 1,657 options subsequently vested on 2/21/10.
(9)	Stock units subject to time-based restrictions. The restrictions subsequently lapsed on 10,506 units on 2/21/10, and on 11,173 units on 2/23/10; the restrictions are scheduled to lapse on 10,098 units in February 2011 and on 11,174 units on 2/23/11.
(10)	Stock units subject to performance-based restrictions. The restrictions may lapse on 11,979 units in February 2010 and on 12,342 units in February 2011 contingent on meeting a corporate operating cash flow target for each of the 2009 and 2010 performance periods. The restrictions may lapse on any unvested units in February 2011 based on a cumulative three-period corporate operating cash flow target. In March 2009, the Company determined that it was no longer probable that the operating cash flow targets associated with these performance-based restricted stock units would be achieved. As a result, these performance-based restricted stock units are not expected to vest and the award agreement was amended in October 2009 to reflect that if vesting occurs, they will be paid in cash.
(11)

Stock units subject to performance-based restrictions. On 2/23/10, 88% of the original award of 30,000 performance-based restricted stock units granted on 2/23/09, or 26,400 units, were earned and the restrictions on 8,712 units lapsed. The restrictions will lapse on 8,712 units on 2/23/11 and on 8,976 units on 2/23/12.

(12)

Stock units subject to performance-based restrictions. On 2/23/10, 88% of the original award of 10,000 performance-based restricted stock units granted on 3/2/09, or 8,800 units, were earned and the restrictions on 2,904 units lapsed. The restrictions will lapse on 2,904 units on 2/23/11 and on 2,992 units on 2/23/12.

(13)	These 1,036 options subsequently vested on 2/21/10.
(14)	Stock units subject to time-based restrictions. The restrictions subsequently lapsed on 5,737 units on 2/21/10; the restrictions are scheduled to lapse on 5,457 units in February 2011.
(15)	Stock units subject to performance-based restrictions. The restrictions may lapse on 6,474 units in February 2010 and on 6,670 units in February 2011 contingent on meeting a corporate operating cash flow target for each of the 2009 and 2010 performance periods. The restrictions may lapse on any unvested units in February 2011 based on a cumulative three-period corporate operating cash flow target. In March 2009, the Company determined that it was no longer probable that the operating cash flow targets associated with these performance-based restricted stock units would be achieved. As a result, these performance-based restricted stock units are not expected to vest and the award agreement was amended in October 2009 to reflect that if vesting occurs, they will be paid in cash. These units were subsequently forfeited.
(16)

Stock units subject to performance-based restrictions. On 2/23/10, 88% of the original award of 10,000 performance-based restricted stock units granted on 2/23/09, or 8,800 units, were earned and the restrictions on 2,904 units lapsed. The restrictions will lapse on 2,904 units on 2/23/11 and the remaining 2,992 units were forfeited.

(17)	These 14,079 options subsequently vested on 2/21/10.
(18)	Stock units subject to time-based restrictions. The restrictions subsequently lapsed on 33,728 units on 2/21/10; the restrictions are scheduled to lapse on 28,584 units in February 2011, on 26,000 units on 3/1/11 and on 26,000 units on 3/1/12.
(19)	Stock units subject to performance-based restrictions. The restrictions may lapse on 33,908 units in February 2010 and on 34,936 units in February 2011 contingent on meeting a corporate operating cash flow target for each of the 2009 and 2010 performance periods. The restrictions may lapse on any unvested units in February 2011 based on a cumulative three-period corporate operating cash flow target. In March 2009, the Company determined that it was no longer probable that the operating cash flow targets associated with these performance-based restricted stock units would be achieved. As a result, these performance-based restricted stock units are not expected to vest and the award agreement was amended in October 2009 to reflect that if vesting occurs, they will be paid in cash.
(20)	These 1,574 options subsequently vested on 2/21/10.
(21)	Stock units subject to time-based restrictions. The restrictions subsequently lapsed on 21,476 units on 2/21/10; the restrictions are scheduled to lapse on 21,439 units in February 2011.
(22)	Stock units subject to performance-based restrictions. The restrictions may lapse on 25,431 units in February 2010 and on 26,202 units in February 2011 contingent on meeting a corporate operating cash flow target for each of the 2009 and 2010 performance periods. The restrictions may lapse on any unvested units in February 2011 based on a cumulative three-period corporate operating cash flow target. In March 2009, the Company determined that it was no longer probable that the operating cash flow targets associated with these performance-based restricted stock units would be achieved. As a result, these performance-based restricted stock units are not expected to vest and the award agreement was amended in October 2009 to reflect that if vesting occurs, they will be paid in cash.
(23)

Stock units subject to performance-based restrictions. On 2/23/10, 88% of the original award of 40,000 performance-based restricted stock units granted on 2/23/09, or 35,200 units, were earned and the restrictions on 11,616 units lapsed. The restrictions will lapse on 11,616 units on 2/23/11 and on 11,968 units on 2/23/12.

(24)	These 5,901 options subsequently vested on 2/21/10.
(25)	Stock units subject to time-based restrictions. The restrictions subsequently lapsed on 30,252 units on 2/21/10; the restrictions are scheduled to lapse on 28,584 units in February 2011.
(26)	Stock units subject to performance-based restrictions. The restrictions may lapse on 33,908 units in February 2010 and on 34,936 units in February 2011 contingent on meeting a corporate operating cash flow target for each of the 2009 and 2010 performance periods. The restrictions may lapse on any unvested units in February 2011 based on a cumulative three-period corporate operating cash flow target. In March 2009, the Company determined that it was no longer probable that the operating cash flow targets associated with these performance-based restricted stock units would be achieved. As a result, these performance-based restricted stock units are not expected to vest and the award agreement was amended in October 2009 to reflect that if vesting occurs, they will be paid in cash.
(27)	Stock units subject to performance-based restrictions. On 2/23/10, 88% of the original award of 45,000 performance-based restricted stock units granted on 2/23/09, or 39,600 units, were earned and the restrictions on 13,068 units lapsed. The restrictions will lapse on 13,068 units on 2/23/11 and on 13,464 units on 2/23/12.
(28)	Stock units subject to performance-based restrictions. On 2/21/10, based on meeting a cash EPS growth hurdle for 2007, the restrictions lapsed on 10,677 units.

Fiscal Year 2009

Option Exercises and Stock Vested

The following table provides information on stock option exercises and restricted stock units vested during 2009.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Edward J. Heffernan	—	—	72,089	(1)	$2,109,179
Charles L. Horn	—	—	—		—
Bryan J. Kennedy	—	—	23,563	(2)	$690,198
Michael D. Kubic	6,611	$312,452	12,833	(3)	$376,201
J. Michael Parks	354,631	$15,895,869	76,659	(4)	$2,290,210
Bryan A. Pearson	—	—	47,987		$1,396,540
Ivan M. Szeftel	52,001	$2,190,484	73,678	(5)	$2,164,630

(1)	Of the 72,089 shares acquired by Mr. Heffernan on vesting, 22,971 shares were withheld to pay withholding taxes.
(2)	Of the 23,563 shares acquired by Mr. Kennedy on vesting, 6,330 shares were withheld to pay withholding taxes.
(3)	Of the 12,833 shares acquired by Mr. Kubic on vesting, 3,525 shares were withheld to pay withholding taxes.
(4)	Of the 76,659 shares acquired by Mr. Parks on vesting, 24,740 shares were withheld to pay withholding taxes.
(5)	Of the 73,678 shares acquired by Mr. Szeftel on vesting, 25,624 shares were withheld to pay withholding taxes.

All values in this table reflect gross amounts before payment of any applicable withholding tax and broker commissions. For Stock Awards, the value realized on vesting is calculated by multiplying the number of shares vested by the average of the high and low prices of our common stock on the New York Stock Exchange during the trading hours on the date of vesting.

Nonqualified Deferred Compensation

The table below provides information on the nonqualified deferred compensation of the NEOs in 2009, including contributions by each NEO and by the company and earnings on contributions credited during 2009.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last Fiscal Year End ($)
Edward J. Heffernan	$223,334	$17,249	$89,743	$0		$1,199,982
Charles L. Horn(4)	$0	$0	$0	$0		$0
Bryan J. Kennedy	$0	$7,088	$3,857	$0		$49,925
Michael D. Kubic	$14,547	$4,100	$17,072	$0		$214,126
J. Michael Parks	$0	$18,364	$221,514	$(2,828,553	)(5)	$0
Bryan A. Pearson(6)	$0	$41,188	$4,222	$0		$45,410
Ivan M. Szeftel	$55,877	$18,364	$97,135	$0		$1,223,614

(1)	All amounts in this column were included in the Salary and Non-Equity Incentive Compensation columns of the Summary Compensation Table above.
(2)	All amounts in this column were included in the All Other Compensation column of the Summary Compensation Table above.
(3)	The amounts in this column include all interest accrued on contributions under the Executive Deferred Compensation Plan for U.S. executives. The above-market portion of such earnings, as defined by the SEC, is included in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the Summary Compensation Table above. For Mr. Pearson, the amount in this column reflects the deemed investment earnings (losses) credited pursuant to the terms of the LoyaltyOne SERP.
(4)	Mr. Horn commenced his position as chief financial officer at Alliance Data on December 7, 2009. Therefore, he became eligible for Alliance Data’s Executive Deferred Compensation Plan (“EDCP”) in December 2009 and elected to enroll in the EDCP in January 2010.
(5)	Mr. Parks’ EDCP account balance was distributed to him in its entirety on December 18, 2009.
(6)	Mr. Pearson is a Canadian executive. As a result, he is not eligible for Alliance Data’s EDCP which is offered to U.S. executives. Beginning in 2009, Mr. Pearson did participate in both the LoyaltyOne DPSP and the LoyaltyOne SERP.

Potential Payments upon Termination or Change in Control

The following tables show estimated payouts to our NEOs in the event of a termination of employment under the circumstances described under the caption “Termination Following a Change in Control,” and assuming such event occurred as of December 31, 2009. In accordance with rules prescribed by the SEC, the amounts included with respect to equity awards have been calculated using the closing price of our common stock on December 31, 2009, which was $64.59. A change in control, however, did not occur on December 31, 2009 and the employment of our NEOs was not terminated on that date.

Messrs. Horn, Kennedy, Kubic and Pearson do not have any contractual payments due upon any termination or change in control as of December 31, 2009 and are therefore not included in the information shown below. Pursuant to our long-term equity grant agreements, in the event of a change in control, if the compensation committee fails to exercise its discretion to accelerate the award or fails to provide for the award’s assumption, substitution or other continuation, such awards would automatically vest prior to such change in control, resulting in a payout of $316,233, $6,930,753, $2,219,176, $11,847,504 and $8,692,407, respectively to each of Messrs. Horn, Kennedy, Kubic, Parks and Pearson assuming such change in control occurred on December 31, 2009.

Mr. Parks resigned as our executive chairman of the board of directors effective December 10, 2009 and amounts payable to him based on this actual termination of employment are described in detail under the captions “Plans or Agreements Governing Certain Elements of Executive Compensation” and “Transition Agreement” above, including certain amounts set forth in the “Other” column of our “All Other Compensation” table. In addition, Mr. Parks’ transition agreement provides for payments linked to his performance under certain restrictive covenants through November 2014.

The actual amounts that will be paid or provided to either Mr. Heffernan or Mr. Szeftel upon an event described below (if such an event were to occur) may differ from the amounts shown.

Edward J. Heffernan

Payments and Benefits Upon Separation	Change in Control: Termination Without Cause or Termination by Executive Officer for Good Reason		Termination for Any Reason Other than in Connection with a Change in Control
Severance Amount	$3,375,000	(1)	—
Pro Rata Target Cash Incentive Compensation for 2009	$937,500	(2)	—
Benefits	$24,680		—
Value of Accelerated Equity	$12,785,873	(3)	—
Excise Tax and Gross-Up(4)	—		—

(1)	Represents the severance amount pursuant to the change in control agreement described above, and is equal to two times the sum of Mr. Heffernan’s current base salary and target cash incentive compensation.
(2)	Represents Mr. Heffernan’s target annual cash bonus prorated for the portion of the year worked, which in this case is the full year, pursuant to the change in control agreement.
(3)	Represents the intrinsic value of Mr. Heffernan’s accelerated stock options and the value of Mr. Heffernan’s accelerated restricted stock and restricted stock units as if exercised or sold on December 31, 2009, calculated in each case using the closing price of our common stock on December 31, 2009 ($64.59).
(4)	We have determined that the payments to Mr. Heffernan in the event of a qualifying termination following a change in control event on December 31, 2009 are not “excess parachute payments” for purposes of Section 280G of the Internal Revenue Code, and are therefore not subject to excise tax and a corresponding gross-up payment.

Ivan M. Szeftel

Payments and Benefits Upon Separation	Change in Control: Termination Without Cause or Termination by Executive Officer for Good Reason		Termination Without Cause or Termination by Executive Officer for Good Reason Other than in Connection with a Change in Control		Termination for Any Other Reason
Severance Amount	$2,232,880	(1)	$494,000	(2)	—
Pro Rata Target Cash Incentive Compensation for 2009	$622,440	(3)	—		—
Benefits	$24,680		$12,340	(4)	—
Value of Accelerated Equity	$11,850,346	(5)	—		—
Excise Tax and Gross-Up(6)	—		—		—

(1)	Represents the severance amount pursuant to the change in control agreement described above, and is equal to two times the sum of Mr. Szeftel’s current base salary and target cash incentive compensation.
(2)	Represents the severance amount pursuant to Mr. Szeftel’s employment agreement, as described above, and is equal to 12 months current base salary.
(3)	Represents Mr. Szeftel’s target annual cash bonus prorated for the portion of the year worked, which in this case is the full year, pursuant to the change in control agreement.
(4)	Depending on how we elect to pay Mr. Szeftel the severance amount, benefits may or may not be continued during the one year severance period.
(5)	Represents the intrinsic value of Mr. Szeftel’s accelerated stock options and the value of Mr. Szeftel’s accelerated restricted stock and restricted stock units as if exercised or sold on December 31, 2009, calculated in each case using the closing price of our common stock on December 31, 2009 ($64.59).
(6)	We have determined that the payments to Mr. Szeftel in the event of a qualifying termination following a change in control event on December 31, 2009 are not “excess parachute payments” for purposes of Section 280G of the Internal Revenue Code, and are therefore not subject to excise tax and a corresponding gross-up payment.

Director Compensation

Members of our board of directors who are also officers or employees of our Company do not receive compensation for their services as directors. All directors are reimbursed for reasonable out-of-pocket expenses incurred while serving on the board of directors and any committee of the board of directors. Non-employee director compensation typically includes an annual cash retainer, cash meeting fees and annual equity awards consisting of restricted stock units. We typically target total non-employee director compensation in the third quartile of comparable public companies. We feel this approach to non-employee director compensation is appropriate because: (1) we are a public company; (2) there is an increased focus on corporate governance, which has been a corresponding drain to the available talent pool for directors; and (3) we want to align our non-employee director compensation plan with our executive compensation plans.

For the 2008-2009 service term of the board of directors, which began in June 2008 and ended in June 2009, the non-employee directors had the opportunity to receive the annual cash retainer in the form of equity in lieu of cash. Non-employee director compensation for the 2008-2009 service term of the board of directors included:

•	an annual cash retainer of $60,000;

•	audit committee chair retainer of $10,000;

•	audit committee member retainer of $2,500;

•	compensation committee chair retainer of $5,000;

•	nominating/corporate governance committee chair retainer of $5,000;

•	a cash fee per committee meeting for committee members (other than committee chairs) of $1,000;

•	a cash fee per committee meeting for committee chairs of $1,500; and

•	an annual equity award valued at $80,000.

The non-employee director compensation package for the 2009 – 2010 service term of the board of directors, which began in June 2009 and ends in June 2010 remained unchanged except non-employee directors had the opportunity to receive committee retainers and meeting fees, in addition to the annual cash retainer, in the form of equity in lieu of cash.

The following table provides information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2009.

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Bruce K. Anderson	$47,500	$108,191	—	—	—	—	$155,691
Roger H. Ballou	$93,875	$88,610	—	—	$1,867	—	$184,352
Lawrence M. Benveniste, Ph.D.	$23,000	$137,686	—	—	$1,313	—	$161,999
D. Keith Cobb	$110,000	$78,654	—	—	—	—	$188,654
E. Linn Draper, Jr., Ph.D.	$23,500	$137,686	—	—	$1,277	—	$162,463
Kenneth R. Jensen	$94,000	$78,654	—	—	—	—	$172,654
Robert A. Minicucci	$29,000	$142,602	—	—	—	—	$171,602

(1)

Edward J. Heffernan and J. Michael Parks are not included in this table because each was an executive officer of the company during 2009 and thus received no compensation for his service as a director. The compensation received by each of Messrs. Heffernan and Parks as executive officers of the company is shown in the Summary Compensation Table above.

(2)

This column includes $15,000 deferred by Mr. Ballou pursuant to the Non-Employee Director Deferred Compensation Plan. Messrs. Benveniste, Draper and Minicucci each elected to receive 100%, Mr. Anderson 50%, and Mr. Ballou 15%, of their annual cash retainer and committee retainer in the form of equity in lieu of cash for the 2009-2010 service term.

The annual cash amounts, other than the committee meeting fees, and equity awards, if any, are paid at the beginning of the director’s service year, and prior year committee meeting fees are paid at the end of the service year. While any restricted stock granted in prior years vested immediately, time-based restrictions on the restricted stock units granted to non-employee directors in 2009 will lapse on the earlier of (1) June 30, 2019 or (2) termination of the director’s service on our board of directors. The exercise price for stock options granted in prior years is the fair market value of our common stock on the date of the grant, which, according to the terms of each of our equity plans, is equal to the average of the high and low prices on the New York Stock Exchange during the trading hours on the date of grant. The stock options granted to directors vest ratably over the remaining one, two or three years of that director’s service term at the time of grant. This means that in addition to length of tenure, the number of exercisable and unexercisable stock options held by each director varies by class of director. Stock options expire ten years after the date of grant, if unexercised. In addition, non-employee directors may not sell or otherwise transfer any shares of our stock received as compensation for their service until one year after their service on the board of directors terminates.

We offer our non-employee directors the option to defer up to 50% of their cash compensation under our Non-Employee Director Deferred Compensation Plan. Any non-employee director is eligible to participate in the Non-Employee Director Deferred Compensation Plan. To be eligible to make contributions, a director must complete and file an enrollment form prior to the beginning of the calendar year in which the director performs the services for which the election is to be effective. The only non-employee director who elected to make such a deferral in 2009 was Mr. Ballou. Participants in the Non-Employee Director Deferred Compensation Plan are always 100% vested in their contributions and related earnings. The amounts reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column are comprised entirely of above-market earnings on compensation deferred pursuant to the Non-Employee Director Deferred Compensation Plan, as described below. Above-market earnings represent the difference between market interest rates determined pursuant to SEC rules and the 8.5% annual interest rate credited by the company on contributions during 2009. This interest rate may be adjusted periodically by the committee of management that administers the Non-Employee Director Deferred Compensation Plan, which committee also administers the Executive Deferred Compensation Plan.

The amounts reported in the Stock Awards and Option Awards columns reflect the dollar amount, without any reduction for risk of forfeiture, of the estimate of the aggregate compensation cost to be recognized over the service period as of the grant date under FASB ASC Topic 718. Awards granted in 2009 and included in the Stock Awards column were granted pursuant to the 2005 Long Term Incentive Plan, discussed in further detail above under the caption “Equity Incentive Compensation.”

We have also entered into an indemnification agreement with each of our directors. These indemnification agreements contain substantially the same terms as described above with respect to our executive officers.

Director Aggregate Outstanding Equity Awards at Fiscal Year-End

Name	Stock Awards (#)		Option Awards Exercisable (#)	Option Awards Unexercisable (#)
Bruce K. Anderson	7,793	(1)	57,991	—
Roger H. Ballou	6,807	(2)	15,991	—
Lawrence M. Benveniste, Ph.D.	7,416	(3)	9,783	—
D. Keith Cobb	4,964	(4)	9,783	—
E. Linn Draper, Jr., Ph.D.	6,972	(5)	7,205	—
Kenneth R. Jensen	7,078	(6)	57,991	—
Robert A. Minicucci	8,626	(7)	57,991	—

(1)	Includes 2,786 shares that are fully vested but may not be sold or otherwise transferred until one year after the director’s service on the board of directors terminates; 2,388 restricted stock units on which the restrictions will lapse on the earlier of (i) July 1, 2018 or (ii) termination of the director’s service on the Company’s board of directors; and 2,619 restricted stock units on which the restrictions will lapse on the earlier of (i) June 30, 2019 or (ii) termination of the director’s service on the Company’s board of directors.
(2)	Includes 2,786 shares that are fully vested but may not be sold or otherwise transferred until one year after the director’s service on the board of directors terminates; 1,876 restricted stock units on which the restrictions will lapse on the earlier of (i) July 1, 2018 or (ii) termination of the director’s service on the Company’s board of directors; and 2,145 restricted stock units on which the restrictions will lapse on the earlier of (i) June 30, 2019 or (ii) termination of the director’s service on the Company’s board of directors.
(3)	Includes 1,695 shares that are fully vested but may not be sold or otherwise transferred until one year after the director’s service on the board of directors terminates; 2,388 restricted stock units on which the restrictions will lapse on the earlier of (i) July 1, 2018 or (ii) termination of the director’s service on the Company’s board of directors; and 3,333 restricted stock units on which the restrictions will lapse on the earlier of (i) June 30, 2019 or (ii) termination of the director’s service on the Company’s board of directors.
(4)	Includes 1,695 shares that are fully vested but may not be sold or otherwise transferred until one year after the director’s service on the board of directors terminates; 1,365 restricted stock units on which the restrictions will lapse on the earlier of (i) July 1, 2018 or (ii) termination of the director’s service on the Company’s board of directors; and 1,904 restricted stock units on which the restrictions will lapse on the earlier of (i) June 30, 2019 or (ii) termination of the director’s service on the Company’s board of directors.
(5)	Includes 1,251 shares that are fully vested but may not be sold or otherwise transferred until one year after the director’s service on the board of directors terminates; 2,388 restricted stock units on which the restrictions will lapse on the earlier of (i) July 1, 2018 or (ii) termination of the director’s service on the Company’s board of directors; and 3,333 restricted stock units on which the restrictions will lapse on the earlier of (i) June 30, 2019 or (ii) termination of the director’s service on the Company’s board of directors.
(6)	Includes 2,786 shares that are fully vested but may not be sold or otherwise transferred until one year after the director’s service on the board of directors terminates; 2,388 restricted stock units on which the restrictions will lapse on the earlier of (i) July 1, 2018 or (ii) termination of the director’s service on the Company’s board of directors; and 1,904 restricted stock units on which the restrictions will lapse on the earlier of (i) June 30, 2019 or (ii) termination of the director’s service on the Company’s board of directors.
(7)

Includes 2,786 shares that are fully vested but may not be sold or otherwise transferred until one year after the director’s service on the board of directors terminates; 2,388 restricted stock units on which the restrictions will lapse on the earlier of (i) July 1, 2018 or (ii) termination of the director’s service on the Company’s board of directors; and 3,452 restricted stock units on which the restrictions will lapse on the earlier of (i) June 30, 2019 or (ii) termination of the director’s service on the Company’s board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 9, 2010 (or such other date as set forth below): (1) by each director and nominee for director; (2) by each of the named executive officers included in the Summary Compensation Table set forth under the caption “Director and Executive Compensation”; (3) by all of our directors and executive officers as a group; and (4) by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock. Except as otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares held by such beneficial owner. The shares owned by our directors and executive officers, as indicated below, may be pledged pursuant to the terms of the individual’s customary brokerage agreements.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Shares Beneficially Owned(1)
Bruce K. Anderson(2)	860,782	1.6%
Roger H. Ballou(3)	20,277	*
Lawrence M. Benveniste, Ph.D.(4)	11,478	*
D. Keith Cobb(5)	12,278	*
E. Linn Draper, Jr., Ph.D.(6)	8,456	*
Edward J. Heffernan(7)	204,605	*
Charles L. Horn	0	*
Kenneth R. Jensen(8)	70,777	*
Bryan J. Kennedy(9)	64,796	*
Michael D. Kubic(10)	3,045	*
Robert A. Minicucci(11)	154,500	*
J. Michael Parks(12)	583,515	1.1%
Bryan J. Pearson(13)	123,790	*
Ivan M. Szeftel(14)	268,385	*
All directors and executive officers as a group (13 individuals)(15)	1,980,059	3.8%
Bank of America Corporation(16)	2,987,630	5.7%
100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, North Carolina 28255
BlackRock, Inc.(17)	3,582,704	6.8%
40 East 52nd Street New York, New York 10022
FMR LLC(18)	5,291,946	10.0%
82 Devonshire Street Boston, Massachusetts 02109
Invesco Ltd.(19)	3,003,595	5.7%
1555 Peachtree Street NE Atlanta, Georgia 30309
Waddell & Reed Financial, Inc.(20)	2,880,375	5.5%
6300 Lamar Avenue Overland Park, Kansas 66202
Wellington Management Company, LLP(21)	3,527,970	6.7%
75 State Street Boston, Massachusetts 02109

*	Less than 1%
(1)

Beneficial ownership is determined in accordance with the SEC’s rules. In computing percentage ownership of each person, shares of common stock subject to options held by that person that are currently exercisable, or exercisable within 60 days of April 9, 2010, are deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of shares beneficially owned is based upon 52,731,086 shares of common stock outstanding as of April 9, 2010. In the second quarter of 2009, we entered into prepaid forward transactions pursuant to which we purchased 1,857,400 shares of our common stock, which are to be delivered over a settlement period in 2014. These shares are treated as retired for purposes of calculating our shares outstanding, but remain outstanding for certain corporate law purposes, including stockholder votes.

(2)	Includes options to purchase 15,991 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(3)	Includes options to purchase 15,991 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(4)	Includes options to purchase 9,783 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(5)	Includes options to purchase 9,783 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(6)	Includes options to purchase 7,205 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(7)	Includes options to purchase 119,476 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(8)	Includes options to purchase 57,991 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(9)	Includes options to purchase 27,596 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(10)	Includes options to purchase 3,045 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(11)	Includes options to purchase 15,991 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(12)	Includes options to purchase 447,988 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(13)	Includes options to purchase 68,698 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(14)	Includes options to purchase 158,958 shares of common stock, which are exercisable within 60 days of April 9, 2010.
(15)	Includes options to purchase an aggregate of 649,056 shares of common stock, which are exercisable within 60 days of April 9, 2010 held by Messrs. Anderson, Ballou, Benveniste, Cobb, Draper, Heffernan, Horn, Jensen, Kennedy, Minicucci, Pearson, Szeftel and Utay.
(16)	Based on a Schedule 13G filed with the SEC on January 28, 2010, reporting shared dispositive power with respect to an aggregate of 2,982,405 shares of common stock and shared voting power with respect to an aggregate of 2,987,630 shares of common stock, including (i) 1,322,601 shares beneficially owned by Bank of America, N.A.; (ii) 434,597 shares beneficially owned by Columbia Management Advisors, LLC; (iii) 34,409 beneficially owned by Bank of America Investment Advisors, Inc. ; (iv) 1,580,929 beneficially owned by Merrill Lynch, Pierce, Fenner & Smith, Inc.; and 84,100 beneficially owned by Merrill Lynch International.
(17)	Based on a Schedule 13G filed with the SEC on January 29, 2010, BlackRock, Inc. beneficially owns 3,582,704 shares of common stock, over which it has sole voting and dispositive power.
(18)	Based on a Schedule 13G/A filed with the SEC on February 16, 2010, each of FMR LLC and its chairman Edward C. Johnson 3d beneficially owns 5,291,946 shares of common stock over which they have sole dispositive power with respect to all of such shares and over which they have sole voting power with respect to 19,380 of such shares.
(19)	Based on a Schedule 13G filed with the SEC on February 11, 2010, reporting sole voting and dispositive power with respect to an aggregate of 3,003,595 shares of common stock by each of the following subsidiaries of Invesco Ltd.: (i) Invesco Aim Advisors, Inc. has sole voting power over 2,819,934 shares and sole dispositive power over 2,853,714 shares; (ii) Invesco National Trust Company has sole voting power over 70,688 shares and sole dispositive power over 84,536 shares; (iii) Invesco PowerShares Capital Management has sole voting and dispositive power over 24,401 shares; (iv) Invesco Aim Private Asset Management, Inc. has sole voting and dispositive power over 24,269 shares; (v) Invesco Taiwan Limited has sole voting and dispositive power over 10,000 shares; (vi) Stein Roe Investment Counsel, Inc. has sole voting power over 1,503 shares and sole dispositive power over 6,580 shares; and (vii) Invesco PowerShares Capital Management Ireland Ltd. has sole voting and dispositive power over 95 shares.
(20)	Based on a Schedule 13G/A filed with the SEC on February 12, 2010, reporting sole voting and dispositive power with respect to an aggregate of 2,880,375 shares of common stock, which may be deemed beneficially owned indirectly by Waddell & Reed Financial, Inc. (“WDR”) through each of the following subsidiaries: Waddell & Reed Investment Management Company (“WRIMCO”), Ivy Investment Management Company (“IICO”), Waddell & Reed Financial Services, Inc. (“WRFSI”) and Waddell & Reed, Inc. (“WRI”). WRIMCO may be deemed the direct beneficial owner of 2,073,475 shares of common stock, of which it has sole voting and dispositive power as to all such shares, while WRFSI and WRI may each be deemed an indirect beneficial owner of such 2,073,475 shares of common stock. IICO may be deemed the direct beneficial owner of 806,900 shares of common stock, of which it has sole voting and dispositive power as to all such shares.
(21)	Based on a Schedule 13G filed with the SEC on February 12, 2010, Wellington Management Company, LLP beneficially owns 3,527,970 shares of common stock over which it has shared voting power with respect to 1,946,739 of such shares and shared dispositive power with respect to all of such shares.

REPORT OF THE AUDIT COMMITTEE

The audit committee of the board of directors assists the board of directors in fulfilling its oversight responsibilities by reviewing: (1) the integrity of the company’s financial statements; (2) the company’s compliance with legal and regulatory requirements; (3) the independent accountant’s qualifications and independence; and (4) the performance of the company’s internal audit department. The audit committee appoints, compensates, and oversees the work of the independent accountant. The audit committee reviews with the independent accountant the plans and results of the audit engagement, approves and pre-approves professional services provided by the independent accountant, considers the range of audit and non-audit fees, and reviews the adequacy of the company’s financial reporting process. The audit committee met with the independent accountant without the presence of any of the other members of the board of directors or management and met with the full board of directors without the presence of the independent accountant to help ensure the independence of the independent accountant. The board of directors has adopted a written charter for the audit committee, posted at http://www.alliancedata.com.

The audit committee obtained from the independent accountant, Deloitte & Touche LLP, a formal written statement describing all relationships between the company and the independent accountant that might bear on the accountant’s independence pursuant to the applicable requirements of the Public Company Accounting Oversight Board, and has discussed with the independent accountant the independent accountant’s independence. Based on the foregoing, the audit committee has satisfied itself that the non-audit services provided by the independent accountant are compatible with maintaining the independent accountant’s independence. The audit committee reviewed with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants. The lead audit partner having primary responsibility for the audit and the concurring audit partner will be rotated at least every five years. The audit committee also discussed with management, internal audit, and the independent accountant the quality and adequacy of the company’s disclosure controls and procedures. In addition, the audit committee reviewed with internal audit the risk-based audit plan, responsibilities, budget, and staffing.

The audit committee reviewed and discussed with management, internal audit and the independent accountant the company’s system of internal control over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The audit committee discussed the classification of deficiencies under standards established by the Public Company Accounting Oversight Board (United States). Management determined and the independent accountant concluded that no identified deficiency, nor the aggregation of same, rose to the level of a material weakness based on the independent accountant’s judgment.

The audit committee reviewed and discussed with management and the independent accountant the audited financial statements for the year ended December 31, 2009. Management has the responsibility for the preparation of the financial statements and the reporting process. The independent accountant has the responsibility for the examination of the financial statements and expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States. Based on the review and discussions with management and the independent accountant as described in this report, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC.

This report has been furnished by the current members of the audit committee.

D. Keith Cobb, Chair

Lawrence M. Benveniste

Kenneth R. Jensen

PROPOSAL TWO: APPROVAL OF THE 2010 OMNIBUS INCENTIVE PLAN

The board of directors adopted the 2010 Omnibus Incentive Plan (the “2010 plan”) on March 25, 2010, subject to stockholder approval. We recommend approval of the 2010 plan at this time because our 2005 Long Term Incentive Plan terminates on June 30, 2010 and no more grants may be made after that date. The purpose of the 2010 plan is to allow us to continue to attract, retain and reward key talent using equity-based awards. The 2010 plan, as proposed, provides for grants of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance share awards, cash incentive awards, deferred stock units, and other stock-based and cash-based awards to selected officers, employees, non-employee directors and consultants performing services for us or our affiliates with only employees being eligible to receive incentive stock options. The 2010 plan is an omnibus plan that gives us flexibility to adjust to changing market forces. We believe that the 2010 plan will allow us to maintain competitive market positioning at the third quartile of comparable public companies for total direct compensation, which consists of base salary, target performance-based cash incentive compensation and target long-term equity incentive compensation.

The following table provides the number of shares subject to outstanding awards and the number of shares available for future grants under our equity compensation plans and programs that have been previously approved by stockholders as of March 31, 2010.

Stock Options Outstanding	2,258,799
Weighted Average Exercise Price	$36.97
Weighted Average Remaining Term (in years)	4.16
Stock Awards Outstanding
Stock Awards (to be settled only in shares)	1,618,664
Performance-Based Restricted Stock Units (to be settled only in cash)	926,202	(1)
Shares Available for Future Grants
2005 Long Term Incentive Plan	696,290
Common Shares Outstanding (as of April 9, 2010)	52,731,086	(2)

(1)	On September 24, 2009, our board of directors amended the 2005 Long Term Incentive Plan to provide that, in addition to settlement in shares of our common stock or other securities, equity awards may be settled in cash. On October 1, 2009, substantially all individual agreements for our 2008 performance-based restricted stock unit awards were amended to reflect that if the award vests any payments shall be made in cash. As a result, the shares formerly underlying these grants are again considered available for future grants under the 2005 Long Term Incentive Plan.
(2)	In the second quarter of 2009, we entered into prepaid forward transactions pursuant to which we purchased 1,857,400 shares of our common stock, which are to be delivered over a settlement period in 2014. These shares are treated as retired for purposes of calculating our shares outstanding, but remain outstanding for certain corporate law purposes, including stockholder votes.

Summary of Terms of 2010 Plan

The following is a summary of the important terms of the 2010 plan. The full text of the 2010 plan is attached to this proxy statement as Exhibit A. Please refer to Exhibit A for a more complete description of the terms of the 2010 plan.

Eligibility. Any officers, employees, directors or consultants performing services for us or our affiliates who are selected by our compensation committee may participate in the 2010 plan with only employees being eligible to receive incentive stock options.

Administration. The plan will be administered by the compensation committee, which will have full and final authority to select persons to receive awards, establish the terms of awards, and administer and interpret the 2010 plan in its sole discretion unless authority is specifically reserved to the board of directors under the 2010 plan, our certificate of incorporation or bylaws, or applicable law. Any action of the compensation committee with respect to the 2010 plan will be final, conclusive and binding on all persons. The compensation committee may delegate certain responsibilities to our officers or managers. The board of directors may delegate authority to one or more of our officers to do one or both of the following: (1) designate the officers, employees and consultants who will be granted awards under the 2010 plan; and (2) determine the number of shares subject to specific awards to be granted to officers, employees and consultants.

Effective Date, Plan Termination. The 2010 plan will become effective as of July 1, 2010, subject to stockholder approval. The 2010 plan will terminate on the day preceding the fifth anniversary of the effective date and no award may be granted thereafter.

Stock Subject to the Plan. The aggregate maximum number of shares of our common stock that may be subject to awards under the 2010 plan is 3,000,000. During any calendar year no participant under the 2010 plan may be granted awards with respect to more than 750,000 shares of stock, subject to adjustments under the terms of the 2010 plan. If any option is exercised by tendering shares either actually or by attestation, as full or partial payment of the exercise price, the maximum number of shares available will be increased by the number of shares so tendered. Shares of stock allocable to an expired, canceled, settled or otherwise terminated portion of an award may again be the subject of awards granted under the 2010 plan. In addition, any shares of stock withheld for payment of taxes may be the subject of awards granted under the 2010 plan, and the number of shares equal to the difference between the number of stock appreciation rights exercised and the number of shares delivered upon exercise will again be available for grant. Any award that by the terms of either the 2010 plan or the award agreement is to be settled in cash or property other than shares of stock will not reduce or otherwise count against the number of shares of stock available for awards under the 2010 plan.

Options. Under the 2010 plan, we may grant incentive stock options and nonqualified stock options. The compensation committee may grant incentive stock options under the 2010 plan to any person employed by us or by any of our affiliates, and may grant nonqualified stock options to any officer, employee, non-employee director or consultant performing services for us or any of our affiliates. The compensation committee will determine the per share exercise price of all options, which will not be less than the fair market value of a share of common stock on the option date of grant. However, the exercise price for incentive stock options to an employee who owns more than 10% of our common stock will not be less than 110% of the fair market value of the common stock on the option grant date. All options granted under the 2010 plan with a per share exercise price equal to the fair market value of a share on the date of grant will generally be intended to be “qualified performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code, discussed below. An option may also qualify as “performance-based” if vesting is subject to the attainment of any of the performance goals set forth in the 2010 plan for performance-based awards, discussed below. Options granted under the 2010 plan will generally terminate on the tenth anniversary of the date of grant, or five years in the case of an incentive option granted to an employee who owns more than 10% of our common stock. A participant may pay the purchase price of stock acquired by exercise of an option (1) with shares of stock held by the participant, (2) through a “cashless exercise” procedure that is acceptable to the compensation committee and does not violate the Sarbanes-Oxley Act or any other applicable law, (3) in cash at the time of exercise if permitted by the compensation committee, or (4) subject to applicable law, in any other form of legal consideration that may be acceptable to the compensation committee in its discretion. Upon termination of a participant’s employment or other service with us due to cause, as defined in the 2010 plan, both the vested and unvested portions of any outstanding option held by the participant will immediately be forfeited and will no longer be exercisable.

Stock Appreciation Rights. The 2010 plan authorizes the compensation committee to grant stock appreciation rights, also referred to as SARs. An SAR is a contractual right to that allows a participant to receive the appreciation in the fair market value of our common stock over time. The compensation committee will determine the exercise price per SAR, which will not be less than the fair market value of a share of stock on the date of grant. Upon the exercise of SARs, the participant is entitled to receive an amount in shares or cash determined by multiplying (a) the difference between the fair market value per share on the date of exercise and the exercise price by (b) the number of SARs being exercised, minus the number of shares or cash amount withheld for payment of taxes. The compensation committee may limit the number of shares that may be delivered with respect to any SAR award by including such a limit in the agreement evidencing the SAR at the time of grant.

Restricted Stock Awards and Performance Shares. The 2010 plan authorizes the compensation committee to grant restricted stock and performance shares with restrictions that may lapse upon the achievement of specified performance goals. Restrictions may lapse separately or in such installments as the compensation committee deems appropriate. A participant granted restricted stock or performance shares will have the stockholder rights as are set forth in the award agreement, including, for example, the right to vote the restricted stock or performance shares. Except as otherwise determined by the compensation committee, upon termination of employment or other service, restricted stock and performance shares that are at that time subject to restrictions will be forfeited and become available for grant again by the company. The compensation committee may waive part or all of the restrictions or forfeiture conditions relating to restricted stock in the event of termination resulting from specified causes. However, no such determinations may be made with respect to an award of performance shares after the grant if such determination will result in the award not being qualified as performance-based under Section 162(m) of the Internal Revenue Code, described below.

Restricted Stock Units. The compensation committee may grant awards of restricted stock units to participants. A restricted stock unit is a right to receive one share of common stock, or its cash value, subject to vesting conditions. Until all restrictions upon restricted stock units awarded to a participant have lapsed, the participant will not be a stockholder of us, nor have any of the rights or privileges of a stockholder of us, including rights to receive dividends and voting rights with respect to the restricted stock units. We will establish and maintain a separate account for each participant who receives a grant of restricted stock units, and such account will be credited for the number of restricted stock units granted to such participant. Restricted stock units awarded under the 2010 plan may vest at such time or times and on such terms and conditions as the compensation committee may determine. The agreement evidencing an award of restricted stock units will set forth any such terms and conditions. As soon as practicable after each vesting date of an award of restricted stock units but in any event no later than the 15th day of the third calendar month following the month in which the vesting date occurs, payment will be made in cash or in stock, as specified in the award agreement and based upon the fair market value of our common stock on the day all restrictions lapse.

Qualified Performance-Based Awards under Section 162(m) of the Code. The compensation committee may designate any award, the exercisability or settlement of which is subject to achievement of performance conditions, as “performance-based awards” for purposes of Section 162(m) of the Internal Revenue Code. The performance objectives for such awards must consist of one or more business criteria, and a targeted level or levels of performance with respect to such criteria must be established in writing by the compensation committee and must meet the other requirements for performance objectives set forth in Section 162(m) of the Internal Revenue Code. Business criteria used by the compensation committee in establishing performance objectives must be selected exclusively from among the following:

•	return on capital;

•	net earnings;

•	annual earnings per share;

•	cash earnings per share;

•	cash flow, before or after tax, including operating cash flow and free cash flow;

•	revenue;

•	adjusted EBITDA or operating EBITDA;

•	operating income;

•	pre or after tax income;

•	cash available for distribution;

•	cash available for distribution per share;

•	return on equity;

•	return on assets;

•	share price performance;

•	attainment of expense levels;

•	implementation or completion of critical projects such as new product development;

•	level of associate engagement;

•

before or after tax earnings or attainment of strategic business criteria, which may include market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions; or divestitures; and

•	total stockholder return.

The compensation committee will specify a performance period of not less than six months nor more than five years over which achievement of performance objectives will be measured. Except with respect to options that vest over time rather than upon the achievement of performance criteria, the compensation committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with a performance-based award. Under no circumstances may the compensation committee increase the amount of a payout. No award designated as a performance-based award may be paid unless the compensation committee has certified in writing the achievement of the performance objectives.

Cash-Based Awards and Other Stock-Based Awards. The 2010 plan authorizes the compensation committee to grant cash-based awards and other equity-based or equity-related awards, including deferred stock units and fully-vested shares. The maximum cash amount that may awarded to any single participant in any one calendar year may not exceed $7,500,000.

Change in Control. In the event of a change of control, as defined in our 2010 plan, the compensation committee may, in its sole discretion, waive performance measures, accelerate the vesting and the lapse of restrictions with respect to any or all awards granted under the 2010 plan and may cancel any or all vested options. The timing of any payment or delivery of shares of stock under this provision will be subject to Section 409A of the Internal Revenue Code.

Adjustments. If there is any change in our corporate capitalization that the compensation committee determines would result in dilution or enlargement of the rights of participants under the 2010 plan, then the compensation committee will adjust any or all of (1) the number and kind of shares of stock reserved and available for awards, (2) the number and kind of shares of stock specified in the annual per-participant limitations, (3) the number and kind of shares of outstanding restricted stock or other outstanding award in connection with which shares have been issued, (4) the number and kind of shares that may be issued in respect of other outstanding awards, and (5) the exercise price or purchase price relating to any award. In addition, the compensation committee generally may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting us or any affiliate or their respective financial statements or in response to changes in applicable laws, regulations, or accounting principles. However, no adjustments are permitted to the extent that such authority would cause options that are intended to qualify as incentive stock options to fail qualify as such, or to the extent that such authority would cause outstanding awards that are intended to be “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code to fail to qualify as such.

Tax Withholding. At such times as a participant recognizes taxable income in connection with an award granted under the 2010 plan, the participant shall pay to us in cash an amount equal to the minimum federal, state and local income taxes and other amounts as may be required by law to be withheld by us in connection with the taxable event.

Changes to the Plan and Awards. The board of directors may amend, suspend or terminate the 2010 plan or the compensation committee’s authority to grant awards under the 2010 plan at any time without the consent of stockholders or participants. However, stockholder approval to amend the 2010 plan may be necessary if required by any law or the rules of any stock exchange or automated quotation system on which our stock is listed or quoted. The compensation committee may waive any conditions or rights under, or amend, suspend or terminate, any award granted under the 2010 plan. However, no amendment or other change may materially impair the rights of any participant with respect to any outstanding award without the consent of the participant. In addition, no modification or amendment may be made to any option under the 2010 plan if it would qualify as a “repricing”; and no option or SAR granted under the 2010 plan may be subject to a cash buyout without stockholder approval, subject to certain exceptions.

Clawback. If a participant or former participant breaches any non-solicitation, non-competition or confidentiality agreement with the company or any of its affiliates, the compensation committee may (1) cancel any outstanding vested or unvested awards, in whole or in part, and (2) require the participant or former participant to repay to the company any gain realized or payment or shares received, valued as of the date of exercise, payment or lapse of restrictions. If the company’s financial statements are required to be restated due to errors, omissions, fraud or misconduct, the compensation committee may direct the company to recover all or a portion of any award or any past or future compensation from any participant or former participant with respect to any fiscal year of the company for which financial results are negatively affected by such restatement. Such recoveries will be limited to those participants or former participants who had knowledge or reasonably should have had knowledge of such errors, omissions, fraud or misconduct and failed to take reasonable steps to bring it to the attention of the appropriate individuals within the company, or who personally and knowingly engaged in practices that materially contributed to the restatement.

Transferability. No award will be transferable by a participant other than by will or by the laws of descent and distribution, and any option will be exercisable during the participant’s lifetime only by the participant or his or her guardian or legal representative. The compensation committee, however, may permit awards (other than incentive stock options) to be transferred to members of the participant’s immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members or trusts are the only partners.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise, and vesting of awards under the 2010 plan and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local, or payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options. A participant will not recognize any taxable income upon the grant of a nonqualified stock option or an incentive stock option and we will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a nonqualified stock option, the excess of the fair market value of the acquired shares of common stock on the date of exercise over the exercise price will be taxable as ordinary income to the holder. Subject to any deduction limitation under Section 162(m) or 280G of the Internal Revenue Code, as discussed below, we will be entitled to a federal income tax deduction in the same amount and at the same time as (1) the option holder recognizes ordinary income or (2) if we comply with applicable income reporting requirements, the holder should have reported the income. An option holder’s subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will ordinarily result in capital gain or loss to the holder.

On exercise of an incentive stock option, the holder will not recognize any income and we will not be entitled to a deduction. However, the amount by which the fair market value of the shares on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item of adjustment for alternative minimum tax purposes and may therefore result in alternative minimum tax liability to the option holder. In addition, if an option that otherwise qualifies as an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a nonqualified stock option for U.S. federal income tax purposes.

The disposition of shares acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss. However, if the holder disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise, which is considered a “disqualifying disposition”, the holder will generally recognize ordinary income in the amount of the excess of the fair market value of the shares on the date the option was exercised over the option exercise price. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will generally be capital gain. We will generally be entitled to a deduction equal to the amount of ordinary income recognized by the holder.

If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to such shares upon such exercise. However, if the option is an incentive stock option, and the previously owned shares were acquired on the exercise of an incentive stock option or other tax-qualified stock option, and the holding period requirement for those shares is not satisfied at the time they are used to exercise the option, such use will constitute a disqualifying disposition of the previously owned shares resulting in the recognition of ordinary income in the amount described above.

Restricted Stock and Performance Shares. A participant generally will not recognize taxable income upon the grant of restricted stock and performance shares unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Internal Revenue Code, and the recognition of any income will be postponed until such shares are no longer subject to the restrictions or the risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the restricted stock or performance shares on that date. If the participant made an election under Section 83(b) of the Internal Revenue Code to be taxed at the time of grant, the participant will recognize ordinary income equal to the excess of the fair market value of the shares of restricted stock or performance shares at the time of grant (determined without regard to any of the restrictions thereon), over the amount paid, if any, by the participant for such shares. Subject to satisfying applicable income reporting requirements and any deduction limitation under Section 162(m) or 280G of the Internal Revenue Code, we will generally be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. Subject to satisfying applicable income reporting requirements and any deduction limitation under Section 162(m) or 280G of the Internal Revenue Code, we will be able to deduct the amount of taxable compensation to the participant for federal income tax purposes.

Stock Appreciation Rights. A participant will not realize any income upon grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the stock appreciation right. Subject to satisfying applicable income reporting requirements and any deduction limitation under Section 162(m) or 280G of the Internal Revenue Code, we will be able to deduct the amount of taxable compensation to the participant for federal income tax purposes.

Cash-Based Awards. Participants who are granted cash-based awards will recognize ordinary income in the year of payment equal to the amount paid. Subject to satisfying applicable income reporting requirements and any deduction limitation under Section 162(m) or 280G of the Internal Revenue Code, we will be able to deduct the amount of taxable compensation to the participant for federal income tax purposes. In the case of cash incentive awards intended to qualify as performance-based awards, we expect that we will be entitled to deduct the full amount of taxable compensation to the participant without regard to the $1 million annual deduction limitation under Section 162(m) of the Internal Revenue Code, if the stockholders approve the 2010 plan and the other requirements of Section 162(m) are otherwise satisfied.

Section 162(m) of the Internal Revenue Code. In general, Section 162(m) of the Internal Revenue Code denies a publicly held corporation a deduction for federal income tax purposes for compensation exceeding $1 million per year per person to its principal executive officer, principal financial officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions. The 2010 plan is intended to satisfy an exception with respect to grants of options and stock appreciation rights to such covered employees. In addition, the 2010 plan is designed to permit granting of restricted stock and restricted stock units as performance awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code. However, the Company reserves the authority to award non-deductible compensation as it deems appropriate.

Section 280G of the Internal Revenue Code. Under certain circumstances, the granting or enhancement of awards, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other awards in connection with a change of control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the participant may be subject to a 20% excise tax and we may be denied a federal income tax deduction.

New Plan Benefits

Because all grants and awards under the 2010 plan are entirely within the discretion of the compensation committee and, with regard to awards to the chief executive officer, the board of directors, the total benefits allocable under the 2010 plan in the future are not determinable. Therefore, we have omitted the tabular disclosure of the benefits or amounts allocated under the 2010 plan. No grants or awards have been made to date and no grants or awards will be made by us unless and until the 2010 plan is approved by the stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE 2010 OMNIBUS INCENTIVE PLAN.

PROPOSAL THREE: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During fiscal year 2009, Deloitte & Touche LLP served as our independent registered public accounting firm and also provided certain tax and other audit-related services. See “Fees and Services” below. A representative of Deloitte & Touche LLP is expected to be present at the 2010 annual meeting and will have an opportunity to make a statement if so desired and to answer appropriate questions from the stockholders.

In connection with the audit of the 2009 financial statements, we entered into an engagement letter with Deloitte & Touche LLP which set forth the terms by which Deloitte & Touche LLP performed audit services for us. That engagement letter is subject to a limitation on our right to assign or transfer a claim without the prior written consent of Deloitte & Touche LLP. The audit committee does not believe that such provision limits the ability of stockholders to seek redress from Deloitte & Touche LLP.

Required Vote and Recommendation

If a quorum is present and a majority of the shares represented, in person or by proxy, and entitled to vote are in favor of Proposal Three, the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2010 will be ratified. Votes marked “For” Proposal Three will be counted in favor of ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2010. An “Abstention” with respect to Proposal Three will not be voted on that item, although it will be counted for purposes of determining the number of shares represented and entitled to vote. Accordingly, an “Abstention” will have the effect of a vote “Against” Proposal Three. Except as otherwise directed and except for those proxies representing shares held in the ADS Stock Fund portion of the Alliance Data Systems 401(k) and Retirement Savings Plan for which no voting preference is indicated, proxies solicited by the board of directors will be voted to approve the selection by the audit committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

Stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification. If the stockholders do not ratify the selection, the audit committee will reconsider whether it is appropriate to select a different independent registered public accounting firm. In such event, the audit committee may retain Deloitte & Touche LLP, notwithstanding the fact that the stockholders did not ratify the selection, or may select another independent registered public accounting firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the audit committee reserves the right in its discretion to select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and its stockholders.

Fees and Services

The billed fees for services provided by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, during 2008 and 2009 were as follows:

	2008	2009
Audit Fees(1)	$3,345,959	$3,264,411
Audit-Related Fees(2)	$1,008,704	$120,000
Tax Fees(3)	$978,003	$1,049,613
All Other Fees(4)	$236,734	$290,285
Total Fees	$5,569,400	$4,724,309

(1)	Consists of fees for the audits of our financial statements for the years ended December 31, 2008 and 2009, reviews of our interim quarterly financial statements, and evaluation of our compliance with Section 404 of the Sarbanes-Oxley Act.

(2)	Consists of fees for service auditor reports (SAS 70), accounting consultations, credit card receivables master trust securitizations, review and support for securities issuances as well as acquisition assistance.
(3)	Tax consultation and advice and tax return preparation.
(4)	Other fees include due diligence and securitization related assistance.

Our audit committee has resolved to pre-approve all audit and permissible non-audit services to be performed for us by our independent accountant, Deloitte & Touche LLP. The audit committee pre-approved all fees noted above for 2008 and 2009. Non-audit services that have received pre-approval include tax preparation, tax consultation and advice, assistance with our securitization program, SAS 70 reporting and acquisition assistance. The audit committee has considered whether the provision of the above services is compatible with maintaining the independent accountant’s independence. The members of our audit committee believe that the payment of the fees set forth above would not prohibit Deloitte & Touche LLP from maintaining its independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2010.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership of our common stock with the SEC and the New York Stock Exchange. Our directors, executive officers, and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies furnished to us and representations from our directors and executive officers, we believe that all Section 16(a) filing requirements for the year ended December 31, 2009 applicable to our directors, executive officers and greater than 10% beneficial owners were satisfied. Based on written representations from our directors and executive officers, we believe that no Forms 5 for directors, executive officers and greater than 10% beneficial owners were required to be filed with the SEC that have not been filed for the period ended December 31, 2009.

INCORPORATION BY REFERENCE

With respect to any filings with the SEC into which this proxy statement is incorporated by reference, the material under the headings “Compensation Committee Report” and “Report of the Audit Committee” shall not be incorporated into such filings nor shall it be deemed “filed.”

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

If you and other residents at your mailing address own shares of common stock in “street name,” your broker or bank may have sent you a notice that your household will receive only one Notice of Internet Availability of Proxy Materials or annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice, known as “householding,” is designed to reduce our printing and postage costs. If you did not respond that you did not want to participate in householding, the broker or bank will assume that you have consented and will send one copy of either our Notice of Internet Availability of Proxy Materials or of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Householding Department, 51 Mercedes Way, Edgewood, New York 11717. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement or our annual report, we will send a copy upon written request. Requests should be directed to Alan M. Utay, Corporate Secretary, Alliance Data Systems Corporation, 17655 Waterview Parkway, Dallas, Texas 75252 (or, after October 1, 2010, to Alan M. Utay, Corporate Secretary, Alliance Data Systems Corporation, 7500 Dallas Parkway, Suite 700, Plano, Texas 75024).

OTHER MATTERS

The board of directors knows of no matters that are likely to be presented for action at the annual meeting other than the election of directors, the approval of the 2010 Omnibus Incentive Plan and the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2010, as previously described. If any other matter properly comes before the annual meeting for action, it is intended that the persons named in the accompanying proxy and acting hereunder will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

By order of the Board of Directors

Robert A. Minicucci

Chairman of the Board

April 20, 2010

Dallas, Texas

EXHIBIT A

ALLIANCE DATA SYSTEMS CORPORATION

2010 OMNIBUS INCENTIVE PLAN

1. PURPOSE. The purpose of this 2010 Omnibus Incentive Plan (the “Plan”) of Alliance Data Systems Corporation, a Delaware corporation (the “Company”), is to advance the interests of the Company and its stockholders by providing a means to attract, retain and reward executive officers, other key employees, directors and consultants of and service providers to the Company and its Affiliates, and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company’s stockholders.

2. DEFINITIONS. For purposes of the Plan, the following additional terms shall be defined as set forth below:

(a) “Affiliate” means any entity that either has a direct or indirect equity interest in the Company or with respect to which the Company holds an equity interest; provided, that, with respect to Incentive Stock Options, the term shall only mean a Parent Corporation or Subsidiary (as defined herein).

(b) “Award” means individually or collectively, a grant under the plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights (SARs), Restricted Stock, Restricted Stock Units, Performance Share Awards, Cash Incentive Awards, Deferred Stock Units, Other Stock-Based Awards and Cash-Based Awards, in each case subject to the terms and provisions of the Plan.

(c) “Agreement” means to the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth the number of Shares, units or cash subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable, or payable and the term of the Award. An Award Agreement may also set forth the effect on an Award of a termination of employment. An Award Agreement may be either (i) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan and need not be identical. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Agreements. The Company may deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements).

(d) “Appreciation Value” means the appreciation in the Fair Market Value of one share of Stock which shall be measured by determining the amount equal to the Fair Market Value of one share of Stock on the exercise date minus the per share exercise price of the SAR being exercised.

(e) “Beneficiary” shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(f) “Board” means the Board of Directors of the Company.

(g) “Cash-Based Awards” means an award granted pursuant to 6(h).

(h) “Cash Incentive Award” means an award granted to a key executive pursuant to 6(g).

(i) “Cause” means, if the Participant is a party to an employment agreement or agreement for services with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition therein contained, or, if no such agreement or definition exists, it shall mean a Participant’s (i) material breach of any of such Participant’s covenants or obligations under any applicable employment agreement, agreement for services, non-compete agreement, non-solicitation agreement or confidentiality agreement; (ii) continued failure after written notice from the Company or any applicable Affiliate to perform assigned job responsibilities or to follow the reasonable instructions of such Participant’s superiors, including, without limitation, the Board; (iii) commission of a crime constituting a felony (or its equivalent) under the law; or (iv) material violation of any law or regulation or any policy or code of conduct adopted by the Company or engaging in any other form of misconduct which, if it were made public, could reasonably be expected to adversely affect the business reputation or affairs of the Company or of an Affiliate. The Board or Committee, in good faith, shall determine all matters and questions relating to whether a Participant has been discharged for Cause.

(j) “Change in Control” means one of the following events: (i) the merger, consolidation or other reorganization of the Company in which its outstanding common stock, $0.01 par value, is converted into or exchanged for a different class of securities of the Company, a class of securities of any other issuer (except a direct or indirect wholly owned subsidiary of the Company), cash, or other property, (ii) the sale, lease or exchange of all or substantially all of the assets of the Company to any other corporation or entity (except a direct or indirect wholly owned subsidiary of the Company), (iii) the adoption by the stockholders of the Company of a plan of liquidation and dissolution, (iv) the acquisition by any person or entity, including without limitation a “group” as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (whether or not such Act is then applicable to the Company), of beneficial ownership, as contemplated by such Section, of more than twenty percent (20%) (based on voting power) of the Company’s outstanding capital stock, (v) the acquisition of beneficial ownership of more than thirty percent (30%) (based on voting power) of the Company’s outstanding capital stock, or (vi) during any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director.

(k) “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

(l) “Committee” means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan. Any such Committee that is authorized to grant Awards to Participants subject to Section 16 of the Exchange Act (a “Section 16 Committee”) shall, to the extent necessary to comply with Rule 16b-3, be comprised of two or more “nonemployee directors” within the meaning of Rule 16b-3 or shall constitute the entire Board, and any such Committee that is authorized to grant Awards to executive officers of the Company (which may or may not be the same Committee as the Section 16 Committee) shall, to the extent necessary to comply with Section 162(m) of the Code, and to the extent that such Awards are intended to be “performance-based” under Section 162(m) of the Code, be comprised of two or more “outside directors” within the meaning of Section 162(m) (a “Section 162(m) Committee”); provided, however, that no director who is also an employee of the Company may sit on any

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Committee (other than the full Board when it is sitting as the Section 16 Committee), and to the extent that the Company is required to comply with the New York Stock Exchange (“NYSE”) requirements for listed companies, the Committee shall also be composed entirely of “independent directors” as required by the NYSE.

(m) “Deferred Stock Units” means a deferred stock unit award that represents an unfunded and unsecured promise to deliver shares in accordance with the terms of the applicable award agreement.

(n) “Disability” means: (a) in the case of a Participant whose employment or service is subject to the terms of an employment or other agreement, which agreement includes a definition of “Disability,” the definition therein contained; or (b) the term “Disability” as used in any applicable long-term disability plan, if any; or (c) if there is no such agreement or plan, it shall mean a physical or mental infirmity which impairs the Participant’s ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

(o) “Effective Date” means July 1, 2010.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

(q) “Fair Market Value” means with respect to any date that the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the methods to determine value may range from but not limited to, closing share price on the last trading day prior to grant, average of the high and low price per share of the Stock on that date as reported in the WALL STREET JOURNAL (or other reporting service approved by the Committee), average daily share price, or volume weighted average share price; provided, however, that with respect to any day on which the markets are closed, “Fair Market Value” for that day shall be determined on the next available trading day, and further provided that with respect to Stock that is not listed on a national securities exchange or quoted in an interdealer quotation system and with respect to other property, or in the event of a Change in Control, the Fair Market Value of such Stock or other property shall be determined through the reasonable application of a reasonable valuation method based on the facts and circumstances as of the valuation date, including, at the election of the Committee, by an independent appraisal that meets the requirements of Code Section 401(a)(28)(C) and the regulations promulgated thereunder as of a date that is no more than 12 months before the relevant transaction to which the valuation is applied (for example, the date of grant of an Option) and such determination will be conclusive and binding on all persons. The chosen Fair Market Value method for a particular grant will be defined and specified in the applicable award agreement.

(r) “Good Reason” means, if the Participant is a party to an employment agreement or offer letter or any other individual agreement with the Company or an Affiliate, including but not limited to a severance protection agreement, and such agreement provides for a definition of Good Reason, the definition therein contained. If no such agreement or definition exists, it shall mean the occurrence of any of the following events, in each case without the Participant’s consent: (i) lessening of the Participant’s responsibilities; (ii) a substantial reduction in the Participant’s total salary or (iii) the Company’s requiring the Participant to be based anywhere other than within seventy-five (75) miles of the Participant’s place of employment at the time of the occurrence of a Change in Control, except for reasonably required travel to the extent substantially consistent with the Participant’s business travel obligations as in existence at the time of the Change in Control.

(s) “Incentive Stock Option” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(t) “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(u) “Option” means either an Incentive Stock Option or a Nonqualified Stock Option.

(v) “Other Stock Based Award” means an equity based or equity related award not otherwise described by the terms and provisions of the Plan that is granted pursuant to 6(i).

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(w) “Parent Corporation” means any corporation which is a parent corporation of the Company within the meaning of Section 424(e) of the Code.

(x) “Participant” means a person who, at a time when eligible under Section 5 hereof, has been granted an Award under the Plan.

(y) “Performance Shares” means shares of Stock subject to any of the performance objectives set forth in Section 6(g) hereof.

(z) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include: (i) the Company or any of its subsidiaries; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(aa) “Predecessor Stock Plans” means collectively, the Amended and Restated Alliance Data Systems Corporation and its Subsidiaries Stock Option and Restricted Stock Plan, the Alliance Data Systems Corporation 2003 Long Term Incentive Plan, the Alliance Data Systems Corporation 2005 Long Term Incentive Plan and any other equity plan pursuant to which the Company has awarded shares of Stock to employees, officers, directors or consultants of the Company or its Affiliate.

(bb) “Restricted Stock” means an Award of Stock subject to forfeiture if the restrictions with respect to such Stock do not lapse.

(cc) “Restricted Stock Unit” means a right to receive one share of Stock, or its cash value, subject to vesting conditions, the terms of the Plan and the applicable Agreement.

(dd) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(ee) “SAR” means a right to receive the Appreciation Value of one share of Stock.

(ff) “Stock” means the Common Stock, $.01 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4 hereof.

(gg) “Subsidiary” means any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company.

(hh) “Ten-Percent Stockholder” means a Participant, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent Corporation or Subsidiary.

3. ADMINISTRATION.

(a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i) to select persons to whom Awards may be granted;

(ii) to determine the type or types of Awards to be granted to each such person;

(iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement

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of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 6(g) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in Stock, cash, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(v) to prescribe the form of each Agreement, which need not be identical for each Participant;

(vi) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(vii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Agreement or other instrument hereunder; and

(viii) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

(b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company’s Certificate of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, any of its subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter by modified by the Committee (subject to Section 8(g)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law. Notwithstanding the foregoing, the Board may delegate, by a resolution adopted by the Board, authority to one or more officers of the Company to do one or both of the following: (i) designate the officers and employees of the Company or any of its Subsidiaries who shall be granted Awards under the Plan, and (ii) determine the number of shares subject to the Awards to be granted to such officers and employees; provided, however, that said Board resolution shall specify the total number of shares that may be subject to Awards that shall be granted by such officer or officers, shall include the terms of the Awards, and shall specify either the exercise or purchase price of the Options or Restricted Stock, as the case may be, or the formula for determining such exercise or purchase price. The Board may not authorize any officer to designate himself or herself as a recipient of any Award hereunder. Further, the Committee may authorize the outsourcing of nondiscretionary administrative functions to a third party provider.

(c) LIMITATION OF LIABILITY. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

4. STOCK SUBJECT TO PLAN.

(a) AMOUNT OF STOCK RESERVED. The maximum number of shares of Stock that may be made the subject of all Awards granted under the Plan is 3,000,000. The maximum number of shares of Stock that

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may be the subject of Awards granted to a Participant in any one calendar year period may not exceed 750,000 shares of Stock. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued shares of Stock or out of shares of Stock reacquired by the Company in any manner, or partly out of each, such number of shares of Stock as shall be determined by the Board. In addition, any shares of Stock that were not issued under the Predecessor Stock Plans, including shares subject to Awards that may have been forfeited under the Predecessor Stock Plans, may be the subject of Awards granted under this Plan. Any Award that is settled by the terms of the Plan or the terms of such Award in cash or other property that is not Stock shall not reduce or otherwise count against the number of shares of Stock available for Awards under the Plan, or such other limitations provided for in this Section 4(a).

(b) In connection with the grant of an Award, the maximum number of shares of Stock available for grant shall be reduced by the number of shares of Stock in respect of which the Award is granted or denominated; provided, however, that if any Option is exercised by tendering shares of Stock either actually or by attestation, as full or partial payment of the exercise price, the maximum number of shares of Stock available under Section 4(a) of the Plan shall be increased by the number of shares of Stock so tendered. In addition, upon the exercise of SARs, the difference between the number of SARs exercised and the number of shares of Stock received by the Participant shall be available again for grant under the Plan.

(c) Whenever any outstanding Award or portion thereof expires, is canceled, is withheld to settle tax withholding obligations, or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Award, the shares of Stock allocable to the expired, canceled, settled or otherwise terminated portion of the Award may again be the subject of Awards granted hereunder.

(d) ADJUSTMENTS. In the event that the Committee determines that any dividend or other distribution (whether in the form of Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), including shares reserved for Incentive Stock Options and Restricted Stock, (ii) the number and kind of shares of Stock specified in the Annual Per-Participant Limitations under Section 4(a), (iii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iv) the number and kind of shares that may be issued in respect of other outstanding Awards and, (v) the exercise price or purchase price relating to any Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this Section 4(d) with respect to Incentive Stock Options to the extent that such authority would cause the Plan to fail to comply with Section 422 of the Code, and no such adjustment shall be authorized with respect to Awards subject to Section 6(g) to the extent that such authority would cause such Awards to fail to qualify as “qualified performance-based compensation” under Section 162(m)(4)(C) of the Code. Any adjustment to such awards shall be made in compliance with Section 409A of the Code and Treasury Regulation section 1.409A-1(b)(5)(iii)(E)(4), as applicable.

(e) NO RESTRICTIONS ON ADJUSTMENTS. The existence of the Plan, the Award agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of Stock or of Options, warrants or rights to purchase Stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof or which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or

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any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

5. ELIGIBILITY. Officers, employees, consultants and directors of the Company and its Affiliates are eligible to be granted Awards under the Plan; however, only employees of the Company and its Parent Corporation and its Subsidiaries are eligible to receive Incentive Stock Options.

6. SPECIFIC TERMS OF AWARDS.

(a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant.

(b) OPTIONS. The Committee is authorized to grant Options on the following terms and conditions:

(i) EXERCISE PRICE. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, and further provided that the exercise price per share shall not be less than 110% of the Fair Market Value on the date of grant in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder.

(ii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The exercise price of Stock acquired pursuant to the exercise of an Option shall be paid either: (i) with shares of vested Stock held by the Participant prior to the exercise; (ii) through a “cashless exercise” procedure that is acceptable to the Committee in its full discretion, to the extent such procedure does not violate the Sarbanes-Oxley Act of 2002 or any other applicable law; (iii) in cash at the time of purchase if permitted by the Committee; or (iv) subject to applicable law, in any other form of legal consideration that may be acceptable to the Committee in its discretion.

(iii) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no Incentive Stock Option shall be granted more than ten years after the Effective Date of the Plan. An Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). An Option shall be treated as an Incentive Stock Option only to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares with respect to which all Incentive Stock Options held by a Participant (under the Plan and all other plans of the Company, its Parent Corporation or Subsidiary) become exercisable for the first time during any calendar year does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. To the extent this limitation is exceeded, an Option shall be treated as a Nonqualified Stock Option regardless of its designation as an Incentive Stock Option. Should any Incentive Stock Option remain exercisable more than three months after employment terminates for any reason other than Disability or death, or more than one year after employment terminates if employment terminates due to Disability, the Option shall immediately be converted to a Nonqualified Stock Option; provided, however, that if the Disability causing a Participant’s termination of employment does not fit within the definition of “disability” under Section 422(c)(6) of the Code, the Option shall convert into a Nonqualified Stock Option three months after termination of employment although it will remain outstanding for one year after termination of employment. The Company shall have no liability in the event it is determined that any Option intended to be an Incentive Stock Option fails to qualify as such, whether such failure is a result of the Participant’s disposition of shares purchased under the Option prior to the later of two years from the date of grant of the Option or one year from the date of transfer of the purchased shares to the Participant, the terms of this Plan or any governing Agreement or any other action or inaction by the Company or any Participant.

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(c) PERFORMANCE-BASED OPTIONS. Any Option granted hereunder with a per share exercise price equal to the Fair Market Value of a share of Stock on the date of grant shall be deemed to have been intended to be “qualified performance-based compensation” as long as such Option has been granted by a Section 162(m) Committee. In addition, an Option may also qualify as “performance-based” if vesting is subject to the attainment of any of the performance goals set forth in Section 6(g).

(d) STOCK APPRECIATION RIGHTS. The Committee is authorized to grant SARs on the following terms and conditions:

(i) EXERCISE PRICE. The exercise price per share of Stock purchasable under a SAR shall be determined by the Committee, but in no event shall a SAR be granted at an exercise price of at less than Fair Market Value of a share of Stock on the date of grant of such SAR.

(ii) METHOD OF EXERCISE. The full or partial exercise of an Award of SARs shall be made by a written notice delivered in person or by mail or telecopy to the Secretary of the Company at the Company’s principal executive office, or through such other notification method that the Committee may adopt including but not limited to electronic methods, specifying the number of SARs with respect to which the Award is being exercised. If requested by the Committee, the Participant shall deliver the Agreement evidencing the SARs being exercised to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Participant.

(iii) AMOUNT PAYABLE. Upon the exercise of SARs, the Participant shall be entitled to receive a value paid in cash or a number of shares (as specified in the Award), which shall be determined by multiplying (A) the Appreciation Value by (B) the number of SARs being exercised, minus the value withheld for payment of taxes pursuant to Section 8(d). Notwithstanding the foregoing, the Committee may limit in any manner the number of shares that may be delivered with respect to any Award of SARs by including such a limit in the Agreement evidencing SARs at the time of grant.

(e) RESTRICTED STOCK. The Committee is authorized to grant Restricted Stock on the following terms and conditions (“Restricted Stock”), including those with respect to which the restrictions lapse upon the achievement of performance goals under Section 6(g) hereof (“Performance-Based Awards”):

(i) GRANTS AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including those set forth in Section 6(g)), in such installments, or otherwise, as the Committee may determine. A Participant granted Restricted Stock or Performance Shares shall have such stockholder rights as may be set forth in the applicable Agreement, including, for example, the right to vote the Restricted Stock or Performance Shares, and the right to receive dividends thereon.

(ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment or other service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock and Performance Shares that are at that time subject to restrictions shall be forfeited and shall become available for grant again by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes; provided, however, that no such determinations shall be made with respect to an Award of Performance Shares after the grant thereof if the Committee’s discretion to make such determination shall result in the Award not being qualified as performance-based pursuant to Section 6(g) hereof and Section 162(m) of the Code.

(iii) CERTIFICATES FOR STOCK. Restricted Stock and Performance Shares granted under the Plan may be evidenced in such manner as the Committee shall determine, including written or electronic book entry form. If certificates representing Restricted Stock and Performance Shares are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock or Performance Shares.

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(iv) DIVIDENDS. Any dividends that may be paid on Restricted Stock shall be either paid at the dividend payment date in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or, subject to Section 409A of the Code, the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee. An Award of Performance Shares shall provide that dividends shall only be payable with respect to such Award at such time and under such conditions that payment thereof will not cause the Award or payment of the Dividends to qualify as performance-based compensation pursuant to Section 6(g) hereof and Section 162(m) of the Code.

(f) RESTRICTED STOCK UNITS.

(i) GRANT. The Committee may grant Awards of Restricted Stock Units to Participants, each of which shall be evidenced by an Agreement between the Company and the Participant. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine, subject to the terms and provisions set forth below in this Section 6(f).

(ii) RIGHTS OF GRANTEES. Until all restrictions upon Restricted Stock Units awarded to a Participants shall have lapsed in the manner set forth in Section 6(f), the Participant shall not be a stockholder of the Company, nor have any of the rights or privileges of a stockholder of the Company, including, without limitation, rights to receive dividends and voting rights with respect to the Restricted Stock Units.

(iii) RESTRICTED STOCK UNIT ACCOUNT. The Company or its third party administrator shall establish and maintain a separate account (“Restricted Stock Unit Account”) for each Participant who has received a grant of Restricted Stock Units, and such account shall be credited for the number of Restricted Stock Units granted to such Participant.

(iv) VESTING. Restricted Stock Units awarded hereunder shall vest at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award of Restricted Stock Units shall set forth any such terms and conditions.

(v) PAYMENT OR DELIVERY OF SHARES, CASH AND OTHER PROPERTY. As soon as practicable after each vesting date of an Award of Restricted Stock Units, but in any event no later than the 15th day of the third calendar month following the month in which the vesting date occurs, payment shall be made in cash or in Stock (as specified in the Award and based upon the Fair Market Value of the Stock on the day all restrictions lapse). Where payment is made in Stock, the Committee shall cause a Stock certificate to be delivered to the Participant with respect to any such Stock free of all restrictions hereunder; alternatively, any such Stock may be delivered electronically. Any number of shares delivered hereunder shall be net of the number of shares withheld pursuant to Section 8(d), and any cash payment delivered hereunder shall be net of cash withheld pursuant to Section 8(d), if applicable.

(g) PERFORMANCE-BASED AWARDS. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 6(g), in order to qualify such Award as “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this Section 6(g) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 6(g). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code. Performance objectives shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of shares that will be granted or will vest or the amount of cash that will be paid to the Participant if the performance

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objective is attained. Performance objectives shall be established in writing by the Committee not later than the earlier of (i) ninety (90) days after the commencement of the period of service to which the performance objective relates, and (ii) the date on which 25% of such period of service has elapsed. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 6(g) may be actual, relative or improvement measures and shall be selected exclusively from among the following:

(1)	Return on capital;

(2)	Net earnings;

(3)	Annual earnings per share;

(4)	Cash earnings per share;

(5)	Cash flow — before or after tax (e.g. operating cash flow, free cash flow);

(6)	Revenue;

(7)	Earnings before interest, taxes, depreciation and amortization (“EBITDA”) (e.g. adjusted EBITDA, operating EBITDA);

(8)	Operating income;

(9)	Pre or after tax income;

(10)	Cash available for distribution;

(11)	Cash available for distribution per share;

(12)	Return on equity;

(13)	Return on assets;

(14)	Share price performance;

(15)	Attainment of expense levels;

(16)	Implementation or completion of critical projects including, but not limited to, new product development;

(17)	Level of associate engagement;

(18)	Before or after tax earnings and/or attainment of strategic business criteria, which may include, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures; and

(19)	Total stockholder return.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Performance-Based Awards may consist of but are not limited to Performance-Based Restricted Stock Unit Awards to eligible employees and annual Cash Incentive Awards to key executive employees. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than six months nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Except with respect to Options that vest over time rather than upon the achievement of performance criteria, the Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 6(g), which discretion may be exercised if, in the judgment of the Committee, other subjective factors warrant such a reduction. Under no circumstances may the Committee exercise its discretion to increase the amount of a payout. All determinations by the Committee as to the achievement of performance objectives shall be in writing, and no Award that has been designated as “performance-based” may be paid out unless the Committee has specified in writing that the objectives have been met; provided that no such written

10

determination must be made with respect to Options that have an exercise price equal to the Fair Market Value of the covered shares on the date of grant and vest over time rather than upon achievement of performance criteria. The Committee may not delegate any responsibility with respect to determining the achievement of performance objectives assigned an Award subject to this Section 6(g).

(h) CASH-BASED AWARDS. Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash-Based Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. Notwithstanding the foregoing, any Cash-Based Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall be granted as a Cash Incentive Award pursuant to Section 6(g) hereof. Notwithstanding anything herein to the contrary, the maximum amount that may awarded to any single Participant in any one calendar year may not exceed $7,500,000.

(i) VALUE. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.

(ii) METHOD OF PAYMENT. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award in cash.

(iii) TERMINATION FROM SERVICE. The Committee shall determine the extent to which a Participant’s rights with respect to Cash-Based Awards shall be affected by the Participant’s separation from service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Cash-Based Awards issued pursuant to the Plan.

(i) OTHER STOCK-BASED AWARDS. Subject to the provisions of the Plan, the Committee shall have the sole authority to grant to Participants other equity-based or equity-related Awards (including but not limited to Deferred Stock Units and fully-vested Shares) in amounts subject to such terms and conditions as the Committee shall determine, provided that such awards comply with applicable laws.

(i) METHOD OF PAYMENT. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Stock as the Committee determines.

(ii) TERMINATION FROM SERVICE. The Committee shall determine the extent to which a Participant’s rights with respect to Other Stock-Based Awards shall be affected by the Participant’s separation from service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan.

7. CERTAIN PROVISIONS APPLICABLE TO ALL AWARDS

(a) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Award exceed a period of ten years from the date of its grant or, in the case of any Incentive Stock Option granted to a Ten-Percent Stockholder, five years.

(b) CHANGE IN CONTROL.

(i) GENERAL. In connection with a Change in Control, the Committee may, in its sole discretion, waive performance measures, accelerate the vesting and/or the lapse of restrictions with respect to any or all Awards granted hereunder, and may require that any and all vested Options be cancelled irrespective of whether the exercise price of such Options is greater than the Fair Market Value of shares covered by such Options. In the event of any such cancellation, if the exercise price of such Options is less than the Fair Market Value of the shares covered by such Options (the “Spread”), the Committee must provide either that (a) any such cancelled Options shall be deemed automatically exercised or (b) the affected Participants shall receive cash, property, shares or a combination thereof, in an amount equal to the value of the Spread. If an Award is not assumed, substituted for an award of equal value, or otherwise continued after a Change in Control, (A) all outstanding options and SARS shall immediately become exercisable in full, (B) the restriction period applicable to any outstanding Restricted Stock Award shall lapse, (C) the performance period applicable to any outstanding

11

Performance Share Unit Award or Performance Cash Award shall lapse, (D) the performance measures applicable to any outstanding award shall be deemed to be satisfied at the target level prior to the Change in Control at a time designated by the Committee. Notwithstanding any other provision of the Plan or any Agreement, no cancellation pursuant to this provision shall be deemed an action that materially impairs the rights of any Participant under any outstanding Award, and no Participant consent shall be required with respect to the cancellation of any Award under this provision including but not limited to Awards that qualify as Incentive Stock Options. Timing of any payment or delivery of shares of Stock under this provision shall be subject to Section 409A of the Code.

(ii) TERMINATION FOLLOWING A CHANGE IN CONTROL. Notwithstanding anything contained herein to the contrary, and subject to Section 7(b), unless otherwise provided by the Committee in an Agreement, all conditions and restrictions relating to an Award, including limitations on exercisability, risks of forfeiture and conditions and restrictions requiring the continued performance of services or the achievement of performance objectives with respect to the exercisability or settlement of such Award, shall immediately lapse upon a termination of employment or service by the Company without Cause or by a Participant for Good Reason within twelve months after a Change in Control, and any such Award that is an Option shall remain outstanding until the earlier of the last day of the term of such Option, or the end of the last day of the one-year period following such termination.

(c) TREATMENT OF AWARD UPON TERMINATION OF EMPLOYMENT OR OTHER SERVICE.

(i) CESSATION OF VESTING. Unless otherwise determined by the Committee at the time of grant or thereafter or as otherwise provided in this Plan, any unvested portion of any outstanding Award held by a Participant at the time of termination of employment or other service will be forfeited upon such termination.

(ii) CESSATION OF EXERCISABILITY. Except as provided in the Plan or as otherwise determined by the Committee at the time of grant or thereafter, upon termination of a Participant’s employment or other service with the Company and its Affiliates, such Participant may exercise the vested portion of any outstanding Option until the earlier of the last day of the Option term or the last day of the exercise period as specified in the agreement, following such termination of employment or other service.

(iii) DEATH OR DISABILITY. Unless otherwise determined by the Committee at the time of grant or thereafter, upon termination of a Participant’s employment or other service with the Company and its Affiliates due to death or Disability, such Participant may exercise the vested portion of any outstanding Option until the earlier of the last day of the term of the Option or the last day of the one-year period following such termination of employment or other service.

(iv) TERMINATION BY THE COMPANY OR AN AFFILIATE FOR CAUSE. Upon termination of a Participant’s employment or other service with the Company and its Affiliates due to Cause, both the vested and unvested portions of any outstanding Award held by such Participant shall immediately be forfeited, and in the case of Options no longer be exercisable.

(d) CLAWBACK.

(i) Notwithstanding anything in the Plan or any Agreement to the contrary, in the event that a Participant or former Participant breaches any non-solicitation, non-competition or confidentiality agreement entered into with, or while acting on behalf of, the Company or any Affiliate, the Committee may, in its sole discretion but acting in good faith, direct the Company to (a) cancel any outstanding Award granted to such Participant or former Participant, in whole or in part, whether or not vested, and/or (b) require such Participant or former Participant to repay to the Company any gain realized or payment or shares received upon the exercise or payment of, or lapse of restrictions with respect to, such Award (with such gain, payment or shares valued as of the date of exercise, payment or lapse of restrictions). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee.

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(ii) Notwithstanding anything in the Plan or any Agreement to the contrary, if any of the Company’s financial statements are required to be restated due to errors, omissions, fraud, or misconduct, the Committee may, in its sole discretion but acting in good faith, direct the Company to recover all or a portion of any Award or any past or future compensation from any Participant or former Participant with respect to any fiscal year of the Company for which the financial results are negatively affected by such restatement. For purposes of this subparagraph (ii), errors, omissions, fraud, or misconduct may include but is not limited to circumstances where the Company has been required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, as enforced by the SEC. Any recovery of any Award or recovery of any past or future compensation shall be limited solely to Participants or former Participants that the Committee has determined, in its sole discretion, to have had knowledge or should have had knowledge of such errors, omissions, fraud, or misconduct or the circumstances that gave rise to such restatement and failed to take reasonable steps to bring it to the attention of the appropriate individuals within the Company, or the Participant or former Participant personally and knowingly engaged in practices which materially contributed to the circumstances that gave rise to such restatement.

(iii) Any repayment obligation required under subparagraphs (i) and (ii) above may be satisfied in shares of Stock or cash or a combination thereof (based upon the Fair Market Value of the shares of Stock on the date of repayment), and the Committee may provide for an offset to any future payments owed by the Company or any Affiliate to the Participant or former Participant if necessary to satisfy the repayment obligation; provided, however, that if any such offset is prohibited under applicable law, the Committee shall not permit any offsets and may require immediate repayment by the Participant.

(e) TERM EXTENSION AND TIMING OF PAYMENT. Notwithstanding Section 7(b)(ii) or any other provision hereunder, once granted, neither the exercise period nor the term of any Award may be extended, if such extension, would either (i) cause the Award to cease to qualify as performance-based compensation under Section 162(m) or (ii) cause the Award to be subject to excise tax under Section 409A of the Code. In addition, the timing of any payment hereunder shall comply with Section 409A of the Code.

8. GENERAL PROVISIONS.

(a) COMPLIANCE WITH LAWS AND OBLIGATIONS. The Company shall not be obligated to issue or deliver Stock or to make any cash payment in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

(b) LIMITATIONS ON TRANSFERABILITY. No Award shall be transferable by a Participant other than by will or by the laws of descent and distribution and an Option shall be exercisable during the lifetime of such Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth at the time of grant (but not thereafter), in the Agreement evidencing an Award (other than an Incentive Stock Option), that the Option may be transferred to members of the Participant’s immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Option shall be deemed to be the Participant. For this purpose, immediate family means the Participant’s spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Participant. Until all restrictions upon the shares of Restricted Stock awarded to a Participant shall have lapsed or such other

13

Awards shall have vested, shares subject to such Awards shall not be sold, transferred or otherwise disposed of, shall not be pledged or otherwise hypothecated, and shall not be subject to the claims of creditors. Notwithstanding the foregoing, no Award may be transferable if either the ability to transfer or the transfer itself would cause the Award to be subject to the excise tax under Section 409A of the Code.

(c) NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person the right to be retained in the employ or service of the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate any employee’s employment or other person’s service at any time.

(d) TAXES. At such times as a Participant has taxable income in connection with an Award granted hereunder (a “Taxable Event”) and (i) the Award is delivered in cash, the Company will require the withholding of a portion of any cash payment in an amount equal to the minimum federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the “Withholding Taxes”) or (ii) the Award is delivered in shares, the Company may, prior to the issuance or release from escrow of shares, in lieu of a cash payment from the Participant, require the withholding of a portion of the shares then issuable to the Participant having an aggregate Fair Market Value equal to, but not in excess of, the Withholding Taxes.

(e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, except as specifically permitted under the Plan, no such action may materially impair the rights of any Participant with respect to any outstanding Award without the consent of such Participant. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Agreement relating thereto; provided, however, that, except as specifically permitted under the Plan, no such action may materially impair the rights of a Participant with respect to any outstanding Award without the consent of such Participant. Notwithstanding this Section 8(e) or any other provision of the Plan, (i) no Option granted hereunder may be “repriced” at a lower exercise price, (ii) no modification or amendment of any outstanding Option (including the cancellation of such Option for a new Option at a lower exercise price) is permitted hereunder if such modification or amendment would qualify as a “repricing,” (iii) except with respect to accelerations and cancellations that are effected pursuant to Section 7(b) of the Plan, (A) no Award that is intended to be “performance-based” may be amended or modified if such amendment or modification would cause such Award to lose its qualification as “performance-based,” and (B) no term of any Incentive Stock Option may be changed or modified without the consent of the Participant if such change or modification would cause the Incentive Stock Option to fail to qualify as such, and (iv) Option/SAR granted hereunder are prohibited from a cash buyout without stockholder approval, with the exclusion of a Change in Control as defined in 2(j).

(f) NO RIGHTS TO AWARDS; NO STOCKHOLDER RIGHTS. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

(g) UNFUNDED STATUS OF AWARDS AND SECTION 409A OF THE CODE. The Plan is intended to constitute an “unfunded” plan for incentive compensation and nothing contained in the Plan shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company. To the extent applicable, this Plan is intended to comply with Section 409A of the Code, and the Committee shall interpret and administer the Plan in accordance therewith. Notwithstanding any provision of the Plan or Agreement to the contrary, if one or more of the payments or benefits to be received by a

14

Participant pursuant to an Award would constitute deferred compensation subject to Section 409A of the Code, and could cause the Participant to incur any penalty tax or interest under Section 409A of the Code or any regulations or Treasury guidance promulgated thereunder, the Company may reform the Plan and Award to maintain (to the maximum extent practicable) the original intent of the Plan and Award provided, that such reformation complies with any requirements of Section 409A of the Code (including any regulations thereto and any guidance issued by the taxing authorities). No actions taken pursuant to this section 8(g) shall be subject to a Participant’s consent.

(h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(i) NO FRACTIONAL SHARES. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) COMPLIANCE WITH SECTION 162(M) OF THE CODE. It is the intent of the Company that certain employee Options and Performance Shares subject to Section 6(g) shall constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Accordingly, if any provision of the Plan or any Agreement relating to such an Award does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives. Unless otherwise stated in the applicable Agreements, all Options granted hereunder to the Chief Executive Officer of the Company and the next five most highly paid officers of the Company are intended to be “performance-based.”

(k) GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

(l) EFFECTIVE DATE; PLAN TERMINATION. This Plan shall become effective on the Effective Date, subject to subsequent stockholder approval. The Plan shall terminate on the day preceding the fifth anniversary of the Effective Date and no Award may be granted thereafter; provided, however, that the Board shall have the right to earlier terminate the Plan provided that no such termination shall: (i) impair or adversely alter any Awards theretofore granted under the Plan, except with the consent of the Participant, or (ii) deprive any Participant of any Stock which he or she may have acquired through or as a result of the Plan.

(m) ELECTRONIC TRANSMISSION. Notwithstanding any provision of this Plan to the contrary, at such time as the Company institutes a policy or practice for delivery of notice or Award by e-mail, any written Award or notice referred to herein may be given in accordance with such policy and practice.

(n) LIMITATION ON LIABILITY. The Company and any Affiliate that is in existence or that hereinafter comes into existence will have no liability to any Participant or any other person as to (a) the non-issuance or sale of shares of Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by counsel to the Company necessary to the lawful issuance and sale of any shares hereunder; (b) any tax consequences expected, but not realized, by a Participant or any other person due to the receipt, exercise, or settlement of any Award granted hereunder; or (c) the failure of any Award that is determined to constitute “nonqualified deferred compensation” to comply with Section 409A of the Code and the regulations promulgated thereunder.

15

ALLIANCE DATA SYSTEMS CORPORATION

ATTN: LEIGH ANN K. EPPERSON

17655 WATERVIEW PARKWAY

DALLAS, TEXAS 75252

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on the cut-off date shown on the reverse. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date shown on the reverse. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M24485-P91288	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ALLIANCE DATA SYSTEMS CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors	☐	☐	☐

Nominees

01	Lawrence M. Benveniste 02 D. Keith Cobb			03 Kenneth R. Jensen

The Board of Directors recommends you vote FOR the following proposal(s):						For	Against	Abstain

2.	Approval of 2010 Omnibus Incentive Plan.					☐	☐	☐

3.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Alliance Data Systems Corporation for 2010.					☐	☐	☐

NOTE: IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. MANAGEMENT PRESENTLY IS NOT AWARE OF ANY SUCH MATTERS TO BE PRESENTED FOR ACTION.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Combined Document is available at www.proxyvote.com.

M24486-P91288

ALLIANCE DATA SYSTEMS CORPORATION Annual Meeting of Stockholders June 8, 2010 10:00 AM This proxy is solicited by the Board of Directors
By signing this proxy, you revoke all prior proxies and appoint Charles L. Horn and Laura Santillan, and each of them, with each having the full power to appoint his or her substitute, to represent and to vote all the shares of Common Stock of Alliance Data Systems Corporation you held in the account on April 9, 2010 at the Annual Meeting of Stockholders of Alliance Data Systems Corporation, and any adjournment or postponement of such meeting, in the manner specified on the other side of this proxy. If no direction is given, this proxy will be voted for the election of the directors indicated and for the approval of Proposals Two and Three. All voting instructions must be received by the close of business on June 7, 2010 in order to be included in the tabulation. In their discretion, Mr. Horn and Ms. Santillan are also authorized to vote upon such other matters as may properly come before the meeting. Management presently is not aware of any such matters to be presented for action.

See reverse for voting instructions.

ALLIANCE DATA SYSTEMS CORPORATION

ATTN: LEIGH ANN K. EPPERSON

17655 WATERVIEW PARKWAY

DALLAS, TEXAS 75252

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on the cut-off date shown on the reverse. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date shown on the reverse. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M24487-P91288	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ALLIANCE DATA SYSTEMS CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors	☐	☐	☐

Nominees

01	Lawrence M. Benveniste 02 D. Keith Cobb			03 Kenneth R. Jensen

The Board of Directors recommends you vote FOR the following proposal(s):						For	Against	Abstain

2.	Approval of 2010 Omnibus Incentive Plan.					☐	☐	☐

3.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Alliance Data Systems Corporation for 2010.					☐	☐	☐

NOTE: IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. MANAGEMENT PRESENTLY IS NOT AWARE OF ANY SUCH MATTERS TO BE PRESENTED FOR ACTION.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Combined Document is available at www.proxyvote.com.

M24488-P91288

ALLIANCE DATA SYSTEMS CORPORATION Annual Meeting of Stockholders June 8, 2010 10:00 AM This proxy is solicited by the Board of Directors

By signing this proxy, you revoke all prior proxies and appoint Schwab Retirement Plan Services Company, having the full power to appoint its substitute, to represent and to vote all the shares of Common Stock of Alliance Data Systems Corporation you held in your ADS Stock Fund account on April 9, 2010 at the Annual Meeting of Stockholders of Alliance Data Systems Corporation to be held on June 8, 2010, and any adjournment or postponement of such meeting, in the manner specified on the other side of this proxy. Schwab Retirement Plan Services Company will only vote shares as directed and will not vote those for which no direction is received. All voting instructions must be received by the close of business on June 3, 2010 in order to be included in the tabulation.

On the reverse side of this proxy card are instructions for voting on the matters that will be considered at the Annual Meeting of Stockholders to be held on June 8, 2010. Additional information about Alliance Data Systems Corporation and the matters to be voted on are included in our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2009.

Shown on the reverse side of this proxy card are the number of shares of Common Stock of Alliance Data Systems Corporation, if any, beneficially held by you in the ADS Stock Fund portion of your 401(k) and Retirement Savings Plan as of April 9, 2010. The number of shares held in the ADS Stock Fund were provided by Schwab Retirement Plan Services Company.

By completing and mailing this card in time for delivery before June 3, 2010, you will have voted all of the shares held in the ADS Stock Fund.

See reverse for voting instructions.